UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6310

Greenwich Street Series Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.



[INSERT SHAREHOLDER REPORT]

          Greenwich Street Series Fund Annual Report
                                                 Equity Index Portfolio

                                 Diversified Strategic Income Portfolio

                           Salomon Brothers Variable All Cap Value Fund

                            Salomon Brothers Variable Money Market Fund

                         Salomon Brothers Variable Emerging Growth Fund

                    Salomon Brothers Variable International Equity Fund

                         Salomon Brothers Variable Growth & Income Fund

                                                      December 31, 2003

ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................  1
SALOMON BROTHERS VARIABLE MONEY MARKET FUND:
     MANAGER OVERVIEW.......................................  4
DIVERSIFIED STRATEGIC INCOME PORTFOLIO:
     MANAGER OVERVIEW.......................................  6
     FUND PERFORMANCE.......................................  8
SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND:
     MANAGER OVERVIEW.......................................  9
     FUND PERFORMANCE.......................................  11
EQUITY INDEX PORTFOLIO:
     MANAGER OVERVIEW.......................................  12
     FUND PERFORMANCE.......................................  14
SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND:
     MANAGER OVERVIEW.......................................  15
     FUND PERFORMANCE.......................................  17
SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND:
     MANAGER OVERVIEW.......................................  18
     FUND PERFORMANCE.......................................  20
SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND:
     MANAGER OVERVIEW.......................................  21
     FUND PERFORMANCE.......................................  23
SCHEDULES OF INVESTMENTS....................................  24
STATEMENTS OF ASSETS AND LIABILITIES........................  70
STATEMENTS OF OPERATIONS....................................  72
STATEMENTS OF CHANGES IN NET ASSETS.........................  74
NOTES TO FINANCIAL STATEMENTS...............................  78
FINANCIAL HIGHLIGHTS........................................  89
INDEPENDENT AUDITORS' REPORT................................  95
ADDITIONAL INFORMATION......................................  96
TAX INFORMATION.............................................  99

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer
DEAR SHAREHOLDER,

The year 2003 marked a sharp turning point in the investment world. After a three-year equity bear market, the worst since the 1930s, stocks made gains across all industries and sectors through the year. The turning point for stocks came in mid-March as the U.S. ended the uncertainty over the impending Iraq War and achieved a swift and decisive victory. Meanwhile, historically low interest rates and lowered income taxes combined to provide a strong economic stimulus, which first raised expectations for economic growth and then led to gains in consumer confidence and rapid expansion in the third quarter.

During the year the greatest gains were made by small-cap, rather than large-cap stocks, and by those that had fallen the farthest since the market peaks of 2000, particularly technology stocks. The combination of low global interest rates, perceived reduction in geopolitical risk following early coalition military success in Iraq, and signs of economic recovery in the United States, Japan and elsewhere also prompted a recovery in the international equity markets. Overall, bond performance was a story of contrasts, with high yield bonds significantly outperforming investment-grade corporate bonds and government-issued fixed-income securities. Notably, bond market performance paralleled stock performance in that the most volatile securities outperformed the most conservative as investors had increased appetites for risk.

Within this environment, the funds performed as follows:

                            PERFORMANCE OF THE FUNDS
                            AS OF DECEMBER 31, 2003

                                                              6 MONTHS   12 MONTHS
                                                              --------   ---------
MONEY MARKET PORTFOLIO                                          0.05%       0.18%

Lipper Money Market Variable Funds Category Average             0.27%       0.64%

DIVERSIFIED STRATEGIC INCOME PORTFOLIO                          3.40%      11.73%

Lehman Brothers Aggregate Bond Index                            0.17%       4.10%

Blended Index: 35% Merrill Lynch GNMA Master Index,
  35% Merrill Lynch Group Bond Index,
  30% Merrill Lynch High Yield Master II Index                  4.84%      13.61%

Lipper General Bond Variable Funds Category Average             3.36%      11.56%

VARIABLE ALL CAP VALUE PORTFOLIO                               19.16%      37.35%

S&P 500 INDEX                                                  15.14%      28.67%

RUSSELL 300 INDEX                                              16.28%      31.06%

LIPPER MULTI-CAP VALUE VARIABLE FUNDS
CATEGORY AVERAGE                                               16.78%      31.38%

                                                              6 MONTHS   12 MONTHS
                                                              --------   ---------
EQUITY INDEX PORTFOLIO

  CLASS I SHARES                                               14.91%      28.11%

  CLASS II SHARES                                              14.78%      27.74%

S&P 500 Index                                                  15.14%      28.67%

Lipper S&P 500 Index Objective Variable Funds Category
  Average                                                      14.80%      28.00%

VARIABLE GROWTH AND INCOME PORTFOLIO                           14.26%      30.16%

S&P 500 Index                                                  15.14%      28.67%

Russell 1000 Index                                             15.63%      29.89%

Lipper Large Cap Core Variable Funds Category Average          13.96%      26.42%

VARIABLE EMERGING GROWTH PORTFOLIO

  CLASS I SHARES                                               16.39%      40.10%

  CLASS II SHARES                                              15.87%      23.72%+

Nasdaq Composite Index                                         23.45%      50.01%

Russell 3000 Growth Index                                      15.41%      30.97%

Lipper Multi-Cap Growth Variable Funds Category Average        16.47%      35.55%

VARIABLE INTERNATIONAL EQUITY PORTFOLIO                        16.84%      25.63%

MSCI EAFE Index                                                26.59%      38.59%

Lipper International Variable Funds Category Average           24.28%      35.32%

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Principal value and investment returns will fluctuate and investors' shares, when redeemed may be worth more or less than their original cost.

The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the funds.

All index performance reflects no deductions for fees, expenses or taxes. The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA). The Merrill Lynch Global Bond Index is a broad-based, unmanaged index of high-yield securities. The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Nasdaq Composite Index is a market-weighted index, which measures all securities listed on the NASDAQ stock market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Growth companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 109 funds for the six-month period and among the 107 funds for the 12-month period in the Lipper money market variable funds category. Returns were calculated among the 42 funds for the six- and 12-month periods in the Lipper general bond variable funds category. Returns were calculated among the 111 funds for the six-month period and among the 109 funds for the 12-month period in the Lipper multi-cap value variable funds category. Returns were calculated among the 53 funds for the six-month period and among the 52 funds for the 12-month period in the Lipper S&P 500 Index objective variable funds category. Returns were calculated among the 230 funds for the six-month period and among the 224 funds for the 12-month period in the Lipper large cap core variable funds category. Returns were calculated among the 114 funds for the six-month period and among the 110 funds for the 12-month period in the Lipper multi-cap growth variable funds category. Returns were calculated among the 190 funds for the six-month period and among the 186 funds for the 12-month period in the Lipper international variable funds category.

+ For the period May 12, 2003 (inception date) to December 31, 2003.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

SPECIAL SHAREHOLDER NOTICE

It is with great sadness that we bring to your attention the passing of Alfred
J. Bianchetti, Trustee Emeritus, and James J. Crisona, Trustee Emeritus, of the fund. Messrs. Bianchetti and Crisona, who both passed away on September 4th, lived accomplished lives to the ages of 80 and 97, respectively. We will sorely miss their presence and will remember the dedicated service they provided to the fund's shareholders through their outstanding contributions as long-term members of the Board.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The funds' Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the funds' response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The funds have been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. JAY GERKEN
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 20, 2004

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

PERFORMANCE UPDATE

As of December 31, 2003, the seven-day current yield for the Salomon Brothers Variable Money Market Fund was 0.10% and its seven-day effective yield, which reflects compounding, was 0.10%. These numbers are the same due to rounding.

Both yields include a full waiver of the management fee; the yields would have been lower had the management fee been included. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. Please note that the performance represents past performance, which is not a guarantee of future results and yields will vary. In addition, your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INTEREST RATES HIT 45-YEAR LOW

Short-term interest rates and yields of money market instruments declined during the fund's fiscal year ended December 31, 2003 as the Fed and Bush Administration implemented measures to stimulate renewed economic growth.

When the fund's fiscal year began in January of 2003, views of the economy's prospects were mixed. U.S. corporations reigned in capital spending as the effects of a declining stock market and corporate accounting scandals took their toll on investor confidence and business activity. Corporations remained cautious as it became clearer early in 2003 that the United States and its allies were likely to go to war in Iraq. In effect, the economy adopted a "wait-and-see" attitude. Even the Fed indicated at its March 2003 meeting that it could not adequately assess prevailing economic risks because of the geopolitical situation. As a result, the U.S. economy expanded sluggishly.

As major combat operations in Iraq wound down in the spring, consumers and businesses became increasingly optimistic. Improving sentiment was reinforced by legislation enacting federal tax cuts, including a reduction in taxes on capital gains and dividends. For its part, the Fed cut short-term interest rates in late June, driving the federal funds rate to just 1%, its lowest level since the Eisenhower Administration. Money market yields continued to decline as well.

By the end of August, evidence of sustainable economic improvement began to emerge. Stronger retail sales, rising domestic consumption and increasing export activity contributed to an improvement in gross domestic product ("GDP")(i) during the third calendar quarter of 2003, which grew at a rate not seen in over two decades. However, to forestall potential deflationary forces, the Fed indicated that it was likely to leave rates at prevailing low levels for the foreseeable future, which it did through the end of the year.

ADJUSTING TO A NEW ECONOMIC CLIMATE

After the Fed reduced short-term interest rates in June, we reduced the fund's weighted average maturity to a relatively short position. This strategy reflected our belief that the June rate-cut was probably the last of the current cycle, and it was designed to help us capture higher yields if they became available. If rates were to rise, this approach would enable us to roll over proceeds from maturing securities into potentially higher yielding securities sooner.) Indeed, as of the reporting period's end, we have begun to see a steeper yield curve,(ii) which suggests to us that the market may be anticipating higher short-term interest rates. Of course, we intend to continue to adjust our strategies as market conditions change.

Thank you for your investment in the Salomon Brothers Variable Money Market Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Martin R. Hanley
Martin R. Hanley
Portfolio Manager

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. Please refer to page 24 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

 (i) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, the fund returned 11.73%. In comparison, the fund outperformed its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index,(i) which returned 4.10% for the same period as well as its Lipper general bond variable funds category average, which was 11.56% for the same period.(1) It underperformed its other unmanaged blended benchmark of 35% Merrill Lynch GNMA Master Index, 35% Merrill Lynch Global Bond Index, 30% Merrill Lynch High Yield Master II Index,(ii) which returned 13.61% during the same time frame.

MARKET OVERVIEW

When the period began, concerns about a faltering economy and stock market volatility, coupled with expectations that interest rates would drop, triggered investor demand for fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities appreciated over the first five months of the period.

The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggesting that gross domestic product ("GDP")(iii) growth was stronger than expected generated concerns that inflation could pick up. This led investors to question whether the Fed's rate-cutting cycle had run its course, which contributed to a decline in prices of bonds. The decline was exacerbated due to selling from investors holding mortgage-backed securities ("MBS") in their portfolios.

Prices of U.S. Treasuries bounced back to an extent in September, although rate concerns resurfaced after the Commerce Department released preliminary third-quarter data. According to estimates that were revised upward late in the quarter, real gross domestic product increased 8.2% over the third quarter.(iv)

For the fourth quarter, U.S. Treasury bonds generated slightly negative total returns as concerns about the economy's acceleration over the third quarter caused bond yields to rise and prices to decline, particularly during October. Shorter-term U.S. Treasuries and U.S. agency securities held up better. In contrast, U.S. high-yield and emerging markets bonds rallied. (Their performance has tended to be more highly correlated to the credit strength of bond issuers than interest rate movements.)(v)

FACTORS IMPACTING HIGH YIELD BONDS

U.S. high-yield bonds benefited from a favorable reception to corporate earnings results from investors, continued low default rates and a strong infusion of cash into the market. Furthermore, as of the end of the period, the markets of all individual markets represented by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(vi) generated positive total returns over the 12-month period. The sovereign debt market benefited from strong cash inflows, signs of global economic growth and stable commodity prices, including metals, gold and oil -- important drivers of export revenues for many emerging market economies.

The portfolio's allocation to higher-yielding bonds has provided it with favorable yields, which should continue to benefit the portfolio over the long term if corporate earnings continue to improve and interest rates remain within the same range seen over the fourth quarter of 2003.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 42 funds in the Lipper general bond variable funds category including the reinvestment of dividends and capital gains, if any.
 6

Thank you for your investment in the Diversified Strategic Income Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Peter J. Wilby

Peter J. Wilby, CFA
Portfolio Management Team Leader

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. Please refer to pages 25 through 39 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

(i) The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.Please note that an investor cannot invest directly in an index.
(ii) The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association (GNMA). The Merrill Lynch Global Index is a broad-based, unmanaged index of high-yield securities. The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default. Please note that an investor cannot invest directly in an index.
(iii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(iv)  Source: Bureau of Economic Analysis.
(v) High yield bonds are subject to additional risk of default and greater volatility because of the lower credit quality of the issues. Foreign investments are subject to certain risks of overseas investing including currency fluctuation and changes in political and economic conditions, which could result in significant, market fluctuations. These risks are magnified in emerging or developing markets.
(vi) The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 12/31/03 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------

    Twelve Months Ended 12/31/03         11.73%
    Five Years Ended 12/31/03             4.79
    Ten Years Ended 12/31/03              6.20

              CUMULATIVE TOTAL RETURN
              -----------------------
    12/31/93 through 12/31/03            82.54%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on December 31, 1993 through December 31, 2003, with that of a similar investment in the Lehman Brothers Aggregate Bond Index and the Blended Index. Figures for the Lehman Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"). The Merrill Lynch Global Bond Index is a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. This index includes BBB-rated bonds and some bonds that are not rated by the major U.S. rating agencies. The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

[LINE GRAPH]

                                                                                                        BLENDED INDEX (35% OF THE
                                                                                                           MERRILL LYNCH GNMA
                                                                                                        MASTER INDEX, 35% OF THE
                                                                                                        MERRILL LYNCH GLOBAL BOND
                                                                                                          INDEX AND 30% OF THE
                                             DIVERSIFIED STRATEGIC INCOME        LEHMAN BROTHERS        MERRILL LYNCH HIGH-YIELD
                                                      PORTFOLIO               AGGREGATE BOND INDEX          MASTER II INDEX)
                                             ----------------------------     --------------------      -------------------------
12/93                                                 $ 10,000                      $ 10,000                    $ 10,000
12/94                                                 $  9,719                      $  9,708                    $ 10,170
12/95                                                 $ 11,292                      $ 11,502                    $ 10,676
12/96                                                 $ 12,553                      $ 12,065                    $ 11,333
12/97                                                 $ 13,574                      $ 13,229                    $ 11,893
12/98                                                 $ 14,444                      $ 14,379                    $ 12,372
12/99                                                 $ 14,693                      $ 14,261                    $ 12,512
12/00                                                 $ 15,105                      $ 15,920                    $ 12,817
12/01                                                 $ 15,583                      $ 17,266                    $ 13,248
12/02                                                 $ 16,338                      $ 19,036                    $ 14,339
12/03                                                 $ 18,254                      $ 19,817                    $ 16,290

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, Class I shares returned 37.35%. In comparison, the fund outperformed both of its unmanaged benchmarks, the S&P 500 Index,(i) which returned 28.67% as well as the Russell 3000 Index,(ii) which returned 31.06% for the same period. The fund also outperformed its Lipper multi-cap value variable funds category average, which returned 31.38% for the same period.(1)

WHAT AFFECTED FUND PERFORMANCE?

Contributing to the positive results in the recently completed year were sector and security positions that benefited from an improving economy. Early in 2003 we determined that a pro-cyclical tilt was appropriate in constructing portfolios. In addition, we believed that 2003, like 1975, would experience a pronounced "beta trade", that is the tendency for smaller companies to outperform larger ones. Historically, the first year after a severe bear market ends is one in which the "beta trade" occurs. The 1974 Bear Market ended in December of that year and the most recent severe Bear Market ended in early October 2002. These are the only two severe Bear Markets in the last 30 years. The fund had approximately 35% of its holdings in smaller and mid-cap companies and benefited from the outperformance from the smaller company segment of the stock market.(iii)

MARKET OVERVIEW

High levels of liquidity at the corporate and individual levels and stimulative monetary and fiscal policy were critical factors leading to outstanding stock market performance. Early in 2003, money market fund assets were equal to 29% of the value of the Wilshire 5000, a broad measure of aggregate common stock values. This percentage was a record by a wide margin over the last 25 years. This also indicated that investors were pessimistic in early 2003. In a sense this was the ideal climate for above-average equity returns. It is relatively rare that tremendous liquidity (fuel for the stock market) and pessimism (lower valuations) exist side by side.

After the market turned in March of last year, it became clear that better economic results lay immediately ahead. The stock market was particularly favorable for companies leveraged by prospects for an improving economy.

INVESTMENT DECISIONS DURING THE PERIOD

During 2003, the fund was overweighted in the information technology, consumer discretionary and basic materials sectors because we believed these included companies most sensitive to an improving economy. As a result of these commitments, these sectors contributed to the fund's outperformance. However, the fund's underweighting of the financial services and consumer staples sectors during the year detracted from its overall performance. We reduced the fund's information technology position to market weight and increased its holdings in the healthcare sector from under-to market-weight.

The five largest contributors to performance during 2003 were HASBRO, INC., CARNIVAL CORP., COUNTRYWIDE FINANCIAL, INTEL CORP., AND AGILENT TECHNOLOGIES INC. We sold out of the fund's position in Countrywide Financial in late 2003.

The five worst performers during the year were EASTMAN KODAK, IMC GLOBAL, SCHERING PLOUGH, SONY CORP., AND VULCAN MATERIALS. The fund sold out of its positions in Vulcan Materials, IMC Global and Eastman Kodak.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 109 funds in the Lipper multi-cap value variable funds category including the reinvestment of dividends and capital gains, if any.

Thank you for your investment in the Variable All Cap Value Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

The All Cap Value Portfolio Management Team

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Alcoa Inc. (2.56%); Pfizer Inc. (2.31%); Engelhard Corp. (2.18%); American Express Co. (2.16%); Agilent Technologies, Inc. (2.08%); Motorola, Inc. (2.02%); Abbott Laboratories (2.00%); Texas Instruments Inc. (1.98%); Ambac Financial Group, Inc. (1.95%); Allstate Corp. (1.93%). Please refer to pages 40 through 43 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.


(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(ii) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.
(iii) Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND (CLASS I SHARES)
 AS OF 12/31/03 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/03           37.35%
    Five Years Ended 12/31/03              (2.10)
    Ten Years Ended 12/31/03                5.07
             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/93 through 12/31/03              63.96%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable All Cap Value Fund on December 31, 1993 through December 31, 2003, with that of a similar investment in the Variable Annuity Lipper Multi-Cap Value Funds Peer Group Average, Russell 3000 Index and S&P 500 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

The Variable Annuity Lipper Multi-Cap Value Funds Peer Group
Average is composed of 109 funds as of December 31, 2003, which underlie variable annuities.

[LINE GRAPH]

                                   Salomon Brothers                                                       Variable Annuity Lipper
                                   Variable All Cap                                                        Multi-Cap Value Funds
                                      Value Fund            S&P 500 Index          Russell 3000 Index        Peer Group Average
                                   ----------------         -------------          ------------------     -----------------------
12/93                                 $ 10,000.00             $ 10,000.00              $ 10,000.00               $ 10,000.00
12/94                                 $  8,986.00             $ 10,131.00              $ 10,019.00               $  9,965.00
12/95                                 $ 11,904.00             $ 13,935.00              $ 13,706.00               $ 13,116.00
12/96                                 $ 12,617.00             $ 15,562.00              $ 16,697.00               $ 15,831.00
12/97                                 $ 15,584.00             $ 20,754.00              $ 22,003.00               $ 19,877.00
12/98                                 $ 18,231.00             $ 26,689.00              $ 27,314.00               $ 22,043.00
12/99                                 $ 17,365.00             $ 32,302.00              $ 33,023.00               $ 23,669.00
12/00                                 $ 20,588.00             $ 29,362.00              $ 30,559.00               $ 26,181.00
12/01                                 $ 17,213.00             $ 25,874.00              $ 27,057.00               $ 25,847.00
12/02                                 $ 11,937.00             $ 20,157.00              $ 21,231.00               $ 20,977.00
12/03                                 $ 16,396.00             $ 25,936.00              $ 27,825.00               $ 27,560.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

EQUITY INDEX PORTFOLIO

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, Class I shares returned 28.11%. In comparison, the fund underperformed its unmanaged benchmark, the S&P 500 Index,(i) which returned 28.67% for the same period. However, it outperformed its Lipper S&P 500 index objective variable funds category average, which returned 28.00% over the same time frame.(1)

The fund is designed to provide reliable exposure to the large cap segment of the U.S. market through a broadly diversified portfolio structure. The fund matches the composition of the S&P 500 index and owns the constituent index stocks at the appropriate index weight. The fund, therefore, remains neutral relative to the benchmark in terms of economic sectors, market capitalization and the growth and value styles of investing. The fund performed in line with the S&P 500 Index after taking into account the impact of trading costs, fees and expenses.

MARKET OVERVIEW

Optimistic forecasts for a strong economic rebound in 2003 proved to be correct. With real gross domestic product ("GDP")(ii) growth of 3.3% in the second quarter and a surge of 8.2% in the third quarter, the economy gradually responded to the stimulus of aggressive monetary and fiscal policies. However, many investors continued to express concerns that the policy stimulus might wear off and that the revenue growth may not be sustainable. Other worries focused on the weak employment data, the sluggish capital spending, and the impact on consumer spending from a slowdown in mortgage refinancing.

From the monetary perspective, the Federal Reserve appeared to be firmly committed to a policy of accommodation. The fiscal stimulus also seemed to be effective. Despite existing provisions with expiration dates, most consumers perceived the reduction in tax-rate as permanent. Furthermore, the lowering of marginal rates on income, dividends, and capital gains will take effect in 2004, with retroactive benefits from the beginning of last year.

The employment rate has improved recently after a long period of declines. Non-farm payrolls rose in the past few months, and initial claims for unemployment insurance fell steadily. The industrial sector began to advance as well. Industrial production moved higher in each of the past four months. Many major corporations started to indicate some willingness to invest. Capital-goods orders trended higher, and capital spending rose in three of the last four quarters. Many market pundits agree that rising profits and cash flow should provide fundamental support for more corporate expenditure, and the accelerated depreciation in the 2003 tax bill could help promote further capital investment. With a lack of significant capital expenditure in the past, manufacturers might be obliged to finally begin to modernize their facilities.

During the past year, the economy confronted a series of major issues, many of which had emerged quite suddenly. Corporate governance and accounting scandals, the geopolitical crisis, and the sharp drop in technology spending all contributed to the weakness in the financial markets. Fortunately, the impact of those impediments has mostly diminished, in part because of the flexibility of our economy. For 2004, the consensus real GDP is forecasted to rise by 4.6%, with average inflation on the Consumer Price Index expected to be around 1.8%. Corporate profits are also projected to be stronger than the levels for the same period last year. The strengthening of the economy could be an indication that the monetary and fiscal policies that were deployed aggressively to counteract the economic impediments might finally be working. In particular, the equity market has historically been attractive to invest in when corporate profits rebound.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 52 funds in the Lipper S&P 500 index objective variable funds category including the reinvestment of dividends and capital gains, if any.
 12

Thank you for your investment in the Equity Index Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Sandip A. Bhagat
Sandip A. Bhagat, CFA
Portfolio Manager

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: General Electric Co. (2.97%); Microsoft Corp. (2.85%); Pfizer, Inc. (2.63%); Exxon Mobil Corp. (2.61%); Citigroup, Inc. (2.39%); Walmart Stores, Inc. (2.22%); Intel Corp. (2.01%); American International Group, Inc. (1.66%); Cisco Systems Inc. (1.63%); International Business Machines (1.54%). Please refer to pages 44 through 57 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

RISK: Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.


(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(ii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO (CLASS I SHARES) AS OF 12/31/03 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/03           28.11%
    Five Years Ended 12/31/03              (0.79)
    Ten Years Ended 12/31/03               10.52

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/93 through 12/31/03             171.96%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on December 31, 1993 through December 31, 2003, with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The performance of the Portfolio's other class may be greater or less than the Class I share's performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

[LINE GRAPH]

                                                              EQUITY INDEX PORTFOLIO (CLASS I
                                                                          SHARES)                         S&P 500 INDEX
                                                              -------------------------------             -------------
12/93                                                                    $ 10,000                           $ 10,000
12/94                                                                    $ 10,085                           $ 10,131
12/95                                                                    $ 13,697                           $ 13,935
12/96                                                                    $ 16,666                           $ 17,133
12/97                                                                    $ 22,025                           $ 22,848
12/98                                                                    $ 28,293                           $ 29,382
12/99                                                                    $ 34,143                           $ 35,562
12/00                                                                    $ 31,037                           $ 32,325
12/01                                                                    $ 27,276                           $ 28,485
12/02                                                                    $ 21,229                           $ 22,191
12/03                                                                    $ 27,196                           $ 28,553

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, Class I shares returned 30.16%. In comparison, the fund outperformed both of its unmanaged benchmarks, the S&P 500 Index,(i) which returned 28.67% as well as the Russell 1000 Index,(ii) which returned 29.89% for the same period. The fund also outperformed its Lipper large cap core variable funds category average, which returned 26.42% for the same period.(1)

ECONOMIC IMPROVEMENTS LEAD TO MARKET RALLY

The year 2003 was a terrific one for the market. The rally started during the middle of March, once it was clear that the Iraqi War would end quickly. It was led by companies which had performed poorly in 2000 to 2002, especially technology and telecommunications stocks. By October it was apparent that the Federal government's aggressive fiscal and monetary stimulus had ignited the U.S. economy. The cyclical stocks, industrials, energy and materials were the market leaders during the fourth quarter. Small cap stocks continued their four-year run in 2003.

Economic data during the fourth quarter continued to show a strong and accelerating economy. Consensus forecasts for fourth quarter gross domestic product ("GDP")(iii) growth increased in late December. The industrial segments of the economy were the strongest, and showed their best growth since 1992. The decline in the U.S. dollar spurred industrial exports. The consumer segments of the economy were solid. The increase in mortgage interest rates since June restrained consumer-spending growth. But annualized unemployment claims declined from September to December.

YEARLY PERFORMANCE

Stock selection in the consumer cyclicals, healthcare and industrials sectors helped performance during the year. Stock selection in the technology and energy sectors hurt performance during the year. The portfolio's performance was enhanced by its positions in BEST BUY CO., INC., TEVA PHARMACEUTICAL INDUSTRIES LTD., SPONSORED ADR, INTEL CORP. AND ALCOA INC. VERIZON COMMUNICATIONS, KRAFT FOODS, INC. AND MERCK & CO., INC. detracted from performance during the year. The fund exited from its positions in Verizon and Kraft during the year.

The portfolio's overweight in the retailers during the first half of 2003 greatly helped returns. BEST BUY CO., INC., THE HOME DEPOT, INC. and COSTCO WHOLESALE CORP. were standout performers. Returns in the industrial and materials sectors, were led by ALCOA INC. and TYCO INTERNATIONAL, LTD. The fund was also helped by its large holdings in generic drugs and biotechnology stocks, and its underweighting in the large pharmaceutical companies.

The relative underperformance of the portfolio's utilities and energy stocks vs. the market was due to the conservative nature of the fund's holdings. The highest returns in those sectors came from companies that "returned from the dead," such as Dynegy and Calpine, which the fund did not own. While we will occasionally own small positions in very risky stocks such as these, the fund's core strategy is to own larger capitalization and higher-quality companies.

The fund was helped by its pro-cyclical posture. We made the bet during January and February that the economy would improve in 2003, and doubled down into the market's decline in early March. We believed that the market would rebound smartly once the Iraqi war ended. We emphasized companies who we believed would deliver above-average earnings per share growth, as well as early cycle companies such as the retailers and heavy truck manufacturers.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 224 funds in the Lipper large cap core variable funds category including the reinvestment of dividends and capital gains, if any.

Thank you for your investment in the Variable Growth and Income Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ Michael A. Kagan
Michael A. Kagan
Portfolio Management Team Leader

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Pfizer, Inc. (3.66%); Microsoft Corp. (2.94%); General Electric Co. (2.84%); Exxon Mobil Corp. (2.78%); Best Buy Co., Inc. (2.60%); Intel Corp. (2.32%); Alcoa, Inc. (2.10%); Teva Pharmaceutical Industries Ltd. (2.01%), American International Group, Inc. (1.83%); Bank of New York, Inc. (1.81%). Please refer to pages 58 through 62 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.


(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(ii) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(iii) Gross domestic product is a market value of goods and services produced by labor and property in a given country.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND (CLASS I SHARES)
AS OF 12/31/03 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/03           30.16%
    Five Years Ended 12/31/03               0.04
    Ten Years Ended 12/31/03                7.63

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/93 through 12/31/03             108.64%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Growth & Income Fund on December 31, 1993 through December 31, 2003, with that of a similar investment in the Variable Annuity Lipper Large-Cap Core Funds Peer Group Average, S&P 500 Index and Russell 1000 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Variable Annuity Lipper Large-Cap Core Funds Peer Group Average is composed of 224 large-cap funds as of December 31, 2003, which underlie variable annuities.


[LINE GRAPH]

                                          SALOMON BROTHERS       VARIABLE ANNUITY
                                         VARIABLE GROWTH &       LIPPER LARGE-CAP
                                        INCOME FUND (CLASS I     CORE FUNDS PEER
                                              SHARES)             GROUP AVERAGE          S&P 500 INDEX        RUSSELL 1000 INDEX
                                        --------------------     ----------------        -------------        ------------------
12/93                                       $  10,000.00            $  10,000.00          $  11,008.00         $  11,018.00
12/94                                       $   9,680.00            $   9,878.00          $  11,152.00         $  11,061.00
12/95                                       $  12,632.00            $  12,899.00          $  15,339.00         $  15,239.00
12/96                                       $  15,136.00            $  14,226.00          $  17,131.00         $  18,660.00
12/97                                       $  18,608.00            $  17,927.00          $  22,846.00         $  24,790.00
12/98                                       $  20,818.00            $  20,770.00          $  29,379.00         $  31,491.00
12/99                                       $  23,037.00            $  23,413.00          $  35,558.00         $  38,076.00
12/00                                       $  24,078.00            $  23,739.00          $  32,322.00         $  35,111.00
12/01                                       $  20,914.00            $  20,685.00          $  28,482.00         $  30,740.00
12/02                                       $  16,029.00            $  15,887.00          $  22,189.00         $  24,084.00
12/03                                       $  20,864.00            $  20,085.00          $  28,551.00         $  31,283.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, Class I shares returned 40.10%. In comparison, the fund underperformed one of its unmanaged benchmarks, the Nasdaq Composite Index,(i) which returned 50.01% for the same period. However, it outperformed its other managed benchmark, the Russell 3000 Growth Index,(ii) which returned 30.97% as well as its Lipper multi-cap growth variable funds category average, which returned 35.55% over the same time frame.(1)

MARKET OVERVIEW

The fourth quarter of 2003 was a positive one for the equities market in general, helping to make 2003 a strong year overall for the stock market after three consecutive down years. As the year began, investor expectations seemed to be relatively low, as many investors focused on the dual concerns of domestic security and the potential conflict in Iraq, both of which served to hold down consumer sentiment and, in turn, the willingness to own equities.

Unlike the previous three years, in which a number of short-lived rallies in the stock market were followed by sharp downward corrections, 2003 appears to fit the textbook definition of a bull market. Gains in many major indices exceeded 20% in 2003 and, unlike some other aborted market advances, the duration of the current recovery thus far has exceeded six months.

PORTFOLIO SECTOR UPDATE

The past year was also a good one for the fund. Solid returns were broadly-based and not relegated to just a handful of securities. Particular strength was achieved in various healthcare sector securities, from specialty pharmaceuticals, to managed care and biotechnology companies. While much has been written about the trouble that some of the major pharmaceutical companies had last year with their maturing product lines, we are pleased that many of the pharmaceutical companies we have chosen as investments appeared to produce strong earnings growth while making significant strides in furthering their new product pipelines.

Another characteristic of the fund's performance in 2003 was that a number of companies and industries such as those in cable television, which had detracted from results in 2002, turned in very strong cash flow and stock performance in 2003. A number of our investments in various industries became involved in merger activity, which also contributed to returns.

Individual stocks that contributed to performance during the year included GENZYME CORP., CHIRON CORP. AND LEHMAN BROTHERS INC.

Stocks that detracted from performance during the year included VERTEX PHARMACEUTICALS INC., KING PHARMACEUTICALS, INC. AND AT&T CORP.

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 110 funds in the Lipper multi-cap growth variable funds category including the reinvestment of dividends and capital gains, if any.
 18

Thank you for your investment in the Salomon Brothers Variable Emerging Growth Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

The Emerging Growth Portfolio Management Team

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were:
UnitedHealth Group Inc. (5.26%); Forest Laboratories, Inc., Class A Shares (4.98%); Chiron Corp. (4.96%); Lehman Brothers Holdings Inc. (4.90%); Amgen Inc (4.63%); Genzyme Corp. (3.65%); Merrill Lynch & Co., Inc. (3.62%); Biogen Idec Inc. (3.37%); Comcast Corp., Special Class A Shares (3.15%); Tyco International Ltd. (3.14%). Please refer to pages 63 through 65 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.


(i) The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
(ii) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND (CLASS I SHARES)
 AS OF 12/31/03 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/03           40.10%
    Five Years Ended 12/31/03              18.69
    Ten Years through 12/31/03             19.81

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/93 through 12/31/03             509.63%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Emerging Growth Fund on December 31, 1993 through December 31, 2003, with that of a similar investment in the Nasdaq Composite Index ("Nasdaq") and Russell 3000 Growth Index. The Nasdaq is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System. Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[LINE GRAPH]

                                              SALOMON BROTHERS VARIABLE
                                                EMERGING GROWTH FUND
                                                  (CLASS I SHARES)        NASDAQ COMPOSITE INDEX++    RUSSELL 3000 GROWTH INDEX++
                                              -------------------------   ------------------------    ---------------------------
12/93                                               $  10,000.00                $  10,297.00                $  10,193.00
12/94                                               $   9,252.00                $   9,968.00                $  10,658.00
12/95                                               $  13,219.00                $  13,947.00                $  14,229.00
12/96                                               $  15,577.00                $  17,115.00                $  17,342.00
12/97                                               $  18,872.00                $  20,819.00                $  22,325.00
12/98                                               $  25,882.00                $  29,071.00                $  30,143.00
12/99                                               $  53,612.00                $  53,949.00                $  40,337.00
12/00                                               $  68,234.00                $  32,750.00                $  31,294.00
12/01                                               $  64,605.00                $  25,856.00                $  25,153.00
12/02                                               $  43,514.00                $  17,704.00                $  18,101.00
12/03                                               $  60,963.00                $  26,557.00                $  23,708.00

                                      ++ It is the opinion of the
                                         management that the Russell 3000
                                         Growth Index more accurately
                                         reflects the current composition
                                         of the Fund than the Nasdaq
                                         Composite Index. In future
                                         reporting, the Nasdaq Composite
                                         Index will be used as the basis
                                         of comparison of total return
                                         performance rather than the
                                         Russell 3000 Growth Index.
--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

PERFORMANCE UPDATE

During its fiscal year ended December 31, 2003, Class I shares returned 25.63%. In comparison, the fund underperformed its unmanaged benchmark, the MSCI EAFE Index,(i) which returned 38.59% for the same period. The fund also underperformed its Lipper international variable funds category average, which returned 35.32% for the same period.(1) The fund's underperformance was mainly attributable to its underweight positions in the telecommunications sector and in the Australian and Japanese markets, which all performed strongly during the year.

MARKET OVERVIEW

Massive policy stimulus (low interest rates, deficit spending) combined with corporate actions and market reforms has overcome a litany of negative factors in the past year, which included:

     - International acrimony regarding the U.S.-led military action in Iraq

     - The increase of energy prices, which pressured corporate profits and consumer spending

     - The SARS affliction, which sapped Asian regional economic vitality

     - Capital rationing and spending cutbacks from a number of industries

     - Aggressive accounting deceptions and a reduction of confidence in financial statements

As the year progressed and stocks tumbled lower due to these and other factors, we were optimistic that monetary and fiscal stimulus would ultimately enable a global macroeconomic recovery. While evidence was scant early in 2003, the emergence of a cyclical recovery is now irrefutable. Strong economic growth in the U.S. was reasserted, European indicators have been turning up, and Japan reported several quarters of expansion. China continued to demonstrate exceptional economic vitality and is a big consumer of raw materials and other goods.

UNDERSTANDING FUND PERFORMANCE(ii)

The fund underperformed its benchmark this past fiscal year. While pleased about positive returns given the testing external environment, we are displeased that the portfolio lagged the benchmark. The underperformance this fiscal year was due to several factors:

a) CURRENCY. The portfolio's equity exposures are not hedged, and therefore the net asset value is exposed to currency valuations. However, the portfolio's currency exposures are not matched to the underlying currency exposure in the unhedged benchmark index. For instance, the Australian dollar soared from U.S.$0.55 per Australian dollar to U.S.$0.70 per Australian dollar during the fiscal year. The portfolio was underweighted Australian assets and therefore lost ground versus the benchmark exposure. The portfolio was overweight currencies, which had comparatively modest moves versus the U.S. dollar, such as the Singapore dollar and the U.K. pound as well as currencies not represented in the benchmark, such as the Mexican peso, which declined versus the U.S. dollar.

b) COUNTRY EXPOSURE. The fund was underweighted the Japanese market, which began a sharp rally in late April 2003. Its economy and stock market had been a poor performer for a decade with technical factors contributing to poor sentiment regarding financial system weakness. The subsequent vital rebound, driven in part by non-Japanese liquidity flows, has made the market one of the better performers during the fiscal year. We were also underweight the resource-rich Australian market. Conversely, positions in less cyclically economies, such as the U.K. and Ireland, were less rewarding.

c) STOCK SELECTION. With hindsight, the fund entered the market rally too defensively positioned. Stocks with stable revenues growth and high quality balance sheets have been relative underperformers this fiscal year. Outperformers have been companies with financially-stressed balance sheets which re-equitized, as well as those companies demonstrating strong operating leverage from relatively low earnings and profitability levels. The fund also owned securities, which underperformed due to operating difficulties, such as TOMRA SYSTEMS ASA of Norway (ongoing German political headwinds) or SONY of Japan (competitive pressures.)

(1) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2003, calculated among the 186 funds in the Lipper international variable funds category including the reinvestment of dividends and capital gains, if any.

Thank you for your investment in the Variable International Equity Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

The International Equity Portfolio Management Team

January 19, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were:
Mettler-Toledo International Inc. (4.44%); Irish Continental Group PLC (4.05%); Wal-Mart de Mexico S.A. de CV (4.02%); Serco Group PLC (3.69%); Venture Manufacturing Ltd. (3.54%); Indra Sistemas S.A. (3.47%); Singapore Press Holdings, Ltd. (3.35%); Capita Group, PLC (3.26%); Axa (3.21%); Hutchinson Whampoa Ltd. (3.09%). Please refer to pages 66 through 68 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.


(i) The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far
     East. Please note that an investor cannot invest directly in an index.
(ii) Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND (CLASS I SHARES)
AS OF 12/31/03 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Twelve Months Ended 12/31/03           25.63%
    Five Years Ended 12/31/03              (1.74)
    Ten Years through 12/31/03              2.57

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/31/93 through 12/31/03              28.88%

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable International Equity Fund on December 31, 1993 through December 31, 2003, with that of a similar investment in the Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE Index"). The MSCI EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East.

[LINE GRAPH]

                                                                SALOMON BROTHERS VARIABLE
                                                            INTERNATIONAL EQUITY FUND (CLASS I
                                                                         SHARES)                         MSCI EAFE INDEX
                                                            ----------------------------------           ---------------
12/93                                                                  $  10,000.00                        $  10,000.00
12/94                                                                  $   9,164.00                        $  10,117.00
12/95                                                                  $   9,970.00                        $  11,286.00
12/96                                                                  $  12,102.00                        $  12,004.00
12/97                                                                  $  11,838.00                        $  12,234.00
12/98                                                                  $  14,068.00                        $  14,681.00
12/99                                                                  $  23,381.00                        $  18,640.00
12/00                                                                  $  18,962.00                        $  16,000.00
12/01                                                                  $  13,121.00                        $  12,569.00
12/02                                                                  $  10,258.00                        $  10,567.00
12/03                                                                  $  12,888.00                        $  14,644.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The total returns and graph presented above do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2003

                  SALOMON BROTHERS VARIABLE MONEY MARKET FUND

        FACE                                                                             ANNUALIZED
       AMOUNT                                      SECURITY                                YIELD       VALUE
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 13.2%
      $100,000           United States Treasury Bill matures 1/8/04
                           (Cost -- $99,984).........................................       0.84%     $ 99,984
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 82.0%
       125,000           Federal Farm Credit Bank matures 1/22/04....................       1.00       124,927
       245,000           Federal Home Loan Bank matures 1/2/04.......................       0.70       244,995
       125,000           Federal Home Loan Mortgage Corp. matures 1/8/04.............       1.04       124,975
       125,000           Federal National Mortgage Association matures 1/7/04........       1.01       124,979
--------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
                         (Cost -- $619,876)..........................................                  619,876
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.8%
        11,000           Goldman, Sachs & Co., 0.830% due 1/2/04; Proceeds at
                           maturity -- $11,001; (Fully collateralized by various U.S.
                           government agency obligations, 1.625% to 10.750% due 4/15/04
                           to 11/15/26; Market value -- $11,220).....................                   11,000
        25,000           Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at
                           maturity -- $25,001; (Fully collateralized by various U.S.
                           government agency obligations, 6.125% to 8.125% due 8/15/07
                           to 2/15/23; Market value -- $25,500)......................                   25,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL REPURCHASE AGREEMENTS
                         (Cost -- $36,000)...........................................                   36,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100.0%
                         (Cost -- $755,860*).........................................                 $755,860
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 30.6%
                          Federal Home Loan Mortgage Corp. (FHLMC):
$   246,788                 7.000% due 2/1/15 through 5/1/16 (a)......................  $    263,627
    329,926                 6.500% due 9/1/31 (a).....................................       345,679
  4,000,000                 5.000% due 1/1/34 (b)(c)..................................     3,948,752
  2,000,000                 5.500% due 1/1/34 (b)(c)..................................     2,024,376
  2,500,000                 6.500% due 1/1/34 (b)(c)..................................     2,618,750
                          Federal National Mortgage Association (FNMA):
    302,507                 5.500% due 12/1/16 (a)....................................       313,954
    125,148                 7.500% due 2/1/30 through 7/1/31 (a)......................       133,777
  2,276,243                 6.500% due 3/1/16 through 3/1/32 (a)......................     2,391,684
  1,609,281                 7.000% due 5/1/30 through 4/1/32 (a)......................     1,704,513
  3,137,480                 6.000% due 8/1/16 through 4/1/32 (a)......................     3,255,155
  2,000,000                 5.000% due 1/1/34 (b)(c)..................................     1,979,376
  9,250,000                 5.500% due 1/1/34 (b)(c)..................................     9,371,406
  2,000,000                 6.000% due 1/1/34 (b)(c)..................................     2,067,500
                          Government National Mortgage Association (GNMA):
    968,384                 6.500% due 9/15/28 through 2/15/31 (a)....................     1,022,356
    235,909                 7.000% due 6/15/28 through 2/15/31 (a)....................       251,724
                          U.S. Treasury Notes:
  1,100,000                 5.875% due 11/5/04 (a)(d).................................     1,144,430
  2,500,000                 3.875% due 2/15/13 (a)....................................     2,448,048
----------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                          (Cost -- $35,041,920).......................................    35,285,107
----------------------------------------------------------------------------------------------------



   FACE
  AMOUNT      RATING(E)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.2%
    500,000     A         CS First Boston Mortgage Securities Corp., Series 2001-HE12,
                            Class M2, 2.361% due 9/25/31 (a)(f).......................       499,858
    108,731     Ba1*      First Consumers Master Trust, Series 2001-A, Class A,
                            1.473% due 9/15/08 (a)(f).................................       103,516
                          Metris Master Trust:
    423,000     BBB         Series 2001-2, Class B, 2.229% due 11/20/09 (a)(f)........       380,212
    185,000     BBB         Series 2001-3, Class B, 2.049% due 7/21/08 (a)(f).........       181,657
     90,000     BBB         Series 2001-4A, Class B, 2.549% due 8/20/08 (a)(f)........        88,190
    155,319     BBB       Sail Net Interest Margin Notes, Series 2003-3, Class A,
                            7.750% due 4/27/33 (a)(g).................................       154,154
----------------------------------------------------------------------------------------------------
                          TOTAL ASSET-BACKED SECURITIES (Cost -- $1,347,643)..........     1,407,587
----------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION (CMO) -- 0.4%
    440,101     AAA       Commercial Mortgage Pass-Through Certificates, Series
                            2001-J2A, Class A1, 5.447% due 7/16/34 (a)(g)
                            (Cost -- $457,303)........................................       454,249
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 30.3%
----------------------------------------------------------------------------------------------------
AEROSPACE -- 0.1%
$   150,000     BB-       Sequa Corp., Sr. Notes, Series B, 8.875% due 4/1/08.........  $    163,500
----------------------------------------------------------------------------------------------------
AIRLINES -- 0.3%
                          Continental Airlines Inc., Pass-Through Certificates:
    100,000     B           Class D, 7.568% due 12/1/06...............................        82,640
     70,000     BB-         Series 1999-2, Class C-2, 7.434% due 3/15/06..............        68,692
     26,268     BB          Series 2000-2, Class C, 8.312% due 10/2/12................        22,644
     85,000     B3*       Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due
                            5/15/09...................................................        91,375
                          United Air Lines, Inc. Pass-Through Certificates:
     23,260     CCC         Series 2000-1, Class B, 8.030% due 7/1/11.................         5,250
     49,094     CCC+        Series 2000-2, Class B, 7.811% due 10/1/09................        18,726
     45,000     CCC+        Series 2001-1, Class C, 6.831% due 9/1/08.................         7,760
     39,208     BBB+      US Airways, Inc., Pass-Through Trust, Secured Notes, Series
                            1999-1, Class A, 8.360% due 7/20/20.......................        39,602
----------------------------------------------------------------------------------------------------
                                                                                             336,689
----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.5%
     25,000     Ba2*      Arvin Capital Trust I, Jr. Sub. Notes, 9.500% due 2/1/27....        25,750
    115,000     BBB-      Avis Group Holdings, Inc., Sr. Sub. Notes, 11.000% due
                            5/1/09....................................................       124,500
     35,000     BB        Dana Corp., 10.125% due 3/15/10.............................        40,950
    150,000     B-        Eagle Picher Industries, Inc., Sr. Notes, 9.750% due 9/1/13
                            (g).......................................................       162,750
     50,000     Baa1*     Ford Motor Co., 7.450% due 7/16/31..........................        50,674
    150,000     B+        TRW Automotive, Sr. Notes, 9.375% due 2/15/13...............       172,125
----------------------------------------------------------------------------------------------------
                                                                                             576,749
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 3.6%
    250,000     BBB+      AOL Time Warner Inc., 7.625% due 4/15/31 (a)................       289,519
    220,000     BBB       AT&T Broadband Corp., 8.375% due 3/15/13 (a)................       269,722
                          Charter Communications Holdings, LLC:
                            Sr. Discount Notes:
    430,000     CCC-           Step bond to yield 11.703% due 1/15/10.................       352,600
    125,000     CCC-           Step bond to yield 11.043% due 1/15/11.................        93,750
    300,000     CCC-           Step bond to yield 14.909% due 5/15/11.................       202,500
                            Sr. Notes:
    125,000     CCC-           8.250% due 4/1/07......................................       118,125
    150,000     CCC-           10.750% due 10/1/09....................................       138,375
    220,000     BBB       Cox Communications, Inc., 7.750% due 11/1/10 (a)............       262,434
     30,000     BB        CSC Holdings Inc., Sr. Notes, Series B, 7.625% due 4/1/11...        31,725
    125,000     BB-       DirecTV Holdings, Sr. Notes, 8.375% due 3/15/13.............       145,625
                          EchoStar DBS Corp., Sr. Notes:
    155,000     BB-         10.375% due 10/1/07.......................................       170,694
    104,000     BB-         9.125% due 1/15/09........................................       116,870
    110,000     BB-         9.375% due 2/1/09.........................................       115,637
    190,000     B-        Emmis Communications Corp., Sr. Discount Notes, step bond to
                            yield 12.489% due 3/15/11.................................       176,938
    130,000     B-        Insight Communications Co., Inc., Sr. Discount Notes, step
                            bond to yield 12.269% due 2/15/11.........................       111,800

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 3.6% (CONTINUED)
$    75,000     B+        Insight Midwest, Inc., Sr. Notes, 10.500% due 11/1/10.......  $     81,938
    175,000     B-        LodgeNet Entertainment Corp., Sr. Sub. Debentures, 9.500%
                            due 6/15/13...............................................       192,500
    175,000     B+        Mediacom Communications Corp., Sr. Notes, 9.500% due
                            1/15/13...................................................       186,375
    150,000     B-        NextMedia Operating, Inc., Sr. Sub. Notes, 10.750% due
                            7/1/11....................................................       171,000
                          Paxson Communications Corp.:
     65,000     CCC+        Sr. Sub. Discount Notes, step bond to yield 11.326% due
                               1/15/09................................................        57,362
     45,000     CCC+        Sr. Sub. Notes, 10.750% due 7/15/08.......................        49,331
                          Pegasus Communications Corp.:
     40,000     CCC-        Sr. Discount Notes, step bond to yield 18.184% due 3/1/07
                            Sr. Notes, Series B.......................................        34,050
     30,000     CCC-           9.625% due 10/15/05....................................         9,250
     10,000     CCC-           9.750% due 12/1/06.....................................        27,225
    135,000     B2*       Radio One, Inc., Sr. Sub. Notes, Series B, 8.875% due
                            7/1/11....................................................       149,512
    185,000     BB-       Rogers Cablesystems Ltd., Sr. Sub. Debentures, 11.000% due
                            12/1/15...................................................       214,600
     35,000     CCC+      Spanish Broadcasting Systems, Inc., Sr. Sub. Notes, 9.625%
                            due 11/1/09...............................................        37,538
                          Vivendi Universal S.A., Sr. Notes:
    200,000     BB          6.250% due 7/15/08 (g)....................................       212,750
     50,000     BB          9.250% due 4/15/10 (g)....................................        59,500
    125,000     CCC+      Young Broadcasting Inc., Sr. Sub. Notes, 10.000% due
                            3/1/11....................................................       135,313
----------------------------------------------------------------------------------------------------
                                                                                           4,214,558
----------------------------------------------------------------------------------------------------
CHEMICALS -- 1.8%
    225,000     B+        Acetex Corp., Sr. Notes, 10.875% due 8/1/09 (g).............       250,875
     45,000     Ba2*      Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11............        50,738
     75,000     CCC       Avecia Group PLC, Sr. Notes, 11.000% due 7/1/09.............        67,875
                          FMC Corp.:
    100,000     BB+         Debentures, 7.750% due 7/1/11.............................       104,500
     50,000     BB+         Medium-Term Notes, 6.750% due 5/5/05......................        51,000
                          Huntsman International LLC:
     35,000     B-          9.875% due 3/1/09.........................................        38,500
    785,000     CCC+        Sr. Discount Notes, zero coupon bond to yield 13.588% due
                               12/31/09...............................................       382,688
     80,000     B+        IMC Global Inc., Sr. Notes, Series B, 11.250% due 6/1/11....        88,400
     80,000     BB-       ISP Chemco Inc., Sr. Sub. Notes, Series B, 10.250% due
                            7/1/11....................................................        90,400
     75,000     B+        ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due
                            12/15/09..................................................        82,875
    105,000     BB-       Lyondell Chemical Co., Secured Notes, 11.125% due 7/15/12...       117,075
     85,000     BBB-      Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............        95,200
     45,000     B-        OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11.........        47,025
    200,000     CCC+      Resolution Performance Products LLC, Sr. Sub. Notes,
                            13.500% due 11/15/10......................................       175,000
    200,000     B3*       Rhodia S.A., Sr. Notes, 7.625% due 6/1/10 (g)...............       193,000
     10,000     B+        Terra Capital Inc., Sr. Secured Notes, 12.875% due
                            10/15/08..................................................        11,850
    175,000     Ba3*      Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11
                            (g).......................................................       192,500
----------------------------------------------------------------------------------------------------
                                                                                           2,039,501
----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS/TOBACCO -- 0.9%
     30,000     B+        AKI, Inc., Sr. Notes, 10.500% due 7/1/08....................        31,350
     44,000     B3*       Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08...........        44,220
    185,000     Caa1*     Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07......       166,500
    275,000     B-        Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due
                            6/1/08....................................................       279,469

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS/TOBACCO -- 0.9% (CONTINUED)
$    55,000     B-        Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08............  $     58,850
    210,000     B-        Sealy Mattress Co., Sr. Discount Notes, Series B, 10.875%
                            due 12/15/07..............................................       218,925
     60,000     B1*       Sola International Inc., Sr. Notes, 6.875% due 3/15/08......        60,975
    139,000     BB+       Standard Commercial Corp., Sr. Notes, 8.875% due 8/1/05.....       142,301
----------------------------------------------------------------------------------------------------
                                                                                           1,002,590
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 1.0%
    100,000     B+        Anchor Glass Container Corp., Secured Notes, 11.000% due
                            2/15/13...................................................       116,500
    200,000     B-        Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12...       231,250
    155,000     BB        Brockway-Illinois, Inc., Sr. Secured Notes, 8.875% due
                            2/15/09...................................................       170,694
     45,000     B+        Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05.........        46,744
    225,000     B+        Plastipak Holdings Inc., Sr. Notes, 10.750% due 9/1/11......       251,437
                          Pliant Corp.:
     50,000     B-          Sr. Secured Notes, 11.125% due 9/1/09.....................        54,250
     10,000     B-          Sr. Sub. Notes, 13.000% due 6/1/10........................         9,200
     75,000     B         Radnor Holdings Inc., Sr. Notes, 11.000% due 3/15/10........        68,813
     75,000     BBB       Sealed Air Corp., 6.950% due 5/15/09 (g)....................        84,385
     60,000     B-        Tekni-Plex Inc., Sr. Sub. Notes, Series B, 12.750% due
                            6/15/10                                                           65,700
----------------------------------------------------------------------------------------------------
                                                                                           1,098,973
----------------------------------------------------------------------------------------------------
ENERGY -- 3.2%
                          Avon Energy Partners Holding:
    100,000     Caa1*       6.460% due 3/4/08 (g).....................................        95,750
    125,000     Caa1*       Sr. Notes, 7.050% due 12/11/07 (g)........................       119,688
    125,000     B-        Dynegy Holdings Inc., Sr. Secured Notes, 7.700% due 7/15/08
                            (f)(g)....................................................       135,000
                          El Paso Corp., Sr. Notes:
     50,000     B-          7.375% due 12/15/12.......................................        46,250
    350,000     B-          7.800% due 8/1/31.........................................       299,687
     75,000     B-          7.750% due 1/15/32........................................        64,312
     40,000     BB-       El Paso Energy Partners L.P., Sr. Sub. Notes, Series B,
                            8.500% due 6/1/11.........................................        45,200
    225,000     BB        Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11............       246,938
     95,000     BB-       Leviathan Gas Pipeline Partners L.P., Sr. Sub. Notes, Series
                            B, 10.375% due 6/1/09.....................................       103,550
    210,000     B+        Magnum Hunter Resources Inc., 9.600% due 3/15/12............       239,400
                          NGC Corp., Sr. Debentures:
    125,000     CCC+        7.125% due 5/15/18........................................       107,813
    330,000     CCC+        7.625% due 10/15/26.......................................       286,687
     19,000     B         Nuevo Energy Corp., Sr. Sub. Notes, Series B, 9.500% due
                            6/1/08....................................................        19,997
                          Plains Exploration and Production Co., Sr. Sub. Notes:
     75,000     B           8.750% due 7/1/12.........................................        82,781
     40,000     B           Series B, 8.750% due 7/1/12...............................        44,150
                          Pogo Producing Co., Sr. Sub. Notes, Series B:
     15,000     BB          10.375% due 2/15/09.......................................        15,975
     20,000     BB          8.250% due 4/15/11........................................        22,400
     80,000     BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....        86,200
                          Reliant Resources, Inc., Sr. Secured Notes:
    150,000     B1*         9.250% due 7/15/10 (g)....................................       159,750
    125,000     B1*         9.500% due 7/15/13 (g)....................................       134,375
     35,000     BB-       Superior Energy Services Inc., LLC, Sr. Notes, 8.875% due
                            5/15/11...................................................        38,325

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
ENERGY -- 3.2% (CONTINUED)
                          Swift Energy Co., Sr. Sub. Notes:
$    50,000     B           10.250% due 8/1/09........................................  $     54,500
    105,000     B           9.375% due 5/1/12.........................................       116,025
    275,000     BBB       Valero Energy Corp., 4.750% due 6/15/13 (a).................       261,077
                          Vintage Petroleum, Inc.:
     50,000     BB-         Sr. Notes, 8.250% due 5/1/12..............................        54,625
                            Sr. Sub. Notes:
     40,000     B1*            9.750% due 6/30/09.....................................        42,300
     25,000     B1*            7.875% due 5/15/11.....................................        26,500
    100,000     Ba3*      Westport Resources Corp., Sr. Sub. Notes, 8.250% due
                            11/1/11...................................................       110,500
                          Williams Cos., Inc.:
    150,000     B+          7.125% due 9/1/11.........................................       159,374
    125,000     B+          7.625% due 7/15/19........................................       131,406
    100,000     B+          7.875% due 9/1/21.........................................       106,000
     50,000     B+          8.750% due 3/15/32........................................        56,750
    125,000     B+          Sr. Notes, 8.625% due 6/1/10..............................       140,938
----------------------------------------------------------------------------------------------------
                                                                                           3,654,223
----------------------------------------------------------------------------------------------------
FINANCIAL -- 2.1%
    400,000     Aa2*      Bank of America Corp., Sr. Notes, 4.875% due 9/15/12 (a)....       402,755
     75,000     A3*       Ford Motor Credit Co., 7.250% due 10/25/11..................        81,464
    525,000     AAA       General Electric Capital Corp., 3.500% due 5/1/08 (a).......       526,056
                          General Motors Acceptance Corp.:
    275,000     A3*         6.875% due 9/15/11 (a)....................................       296,655
     75,000     A3*         6.875% due 8/28/12........................................        80,819
    275,000     AA-       International Lease Finance Corp., 6.375% due 3/15/09 (a)...       303,284
     65,000     Ba1*      Markel Capital Trust I, Series B, 8.710% due 1/1/46.........        67,306
    165,000     Aa3*      Morgan Stanley, 6.600% due 4/1/12 (a).......................       184,575
    100,000     B3*       Ocwen Capital Trust I, 10.875% due 8/1/27...................       100,500
     45,000     BB+       PXRE Capital Trust I, 8.850% due 2/1/27.....................        41,737
    325,000     A-        Standard Chartered Bank PLC, Sub. Notes, 8.000% due 5/30/31
                            (a)(g)....................................................       393,942
----------------------------------------------------------------------------------------------------
                                                                                           2,479,093
----------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/BOTTLING -- 0.8%
     40,000     B+        Cott Beverages Inc., Sr. Sub. Notes, 8.000% due 12/15/11....        43,400
     45,000     Ba2*      Dean Foods Corp., Sr. Notes, 6.900% due 10/15/17............        46,800
    250,000     BB-       Dole Foods Co., Inc., Sr. Notes, 8.875% due 3/15/11.........       275,625
     25,000     NR        Fleming Cos., Inc., Sr. Notes, 10.125% due 4/1/08 (h).......         5,625
    200,000     BBB       Kellogg Co., Series B, 6.600% due 4/1/11 (a)................       224,465
    155,000     A3*       Kraft Foods, Inc., 5.625% due 11/1/11 (a)...................       163,574
    125,000     B-        Merisant Co., Sr. Sub. Notes, 9.500% due 7/15/13 (g)........       133,750
     30,000     Caa1*     Mrs. Fields' Original Cookies, Inc., Sr. Sub. Notes, Series
                            B, 10.125% due 12/1/04....................................        17,550
----------------------------------------------------------------------------------------------------
                                                                                             910,789
----------------------------------------------------------------------------------------------------
GAMING -- 1.7%
    215,000     B         Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due
                            2/15/09...................................................       248,325
    175,000     B+        Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11........       194,688

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
GAMING -- 1.7% (CONTINUED)
$   150,000     B         Coast Hotels and Casinos, Inc., Sr. Sub. Notes, 9.500% due
                            4/1/09....................................................  $    159,375
    125,000     B         Herbst Gaming Inc., Sr. Secured Notes, Series B, 10.750% due
                            9/1/08....................................................       141,250
                          Mandalay Resort Group:
     30,000     BB-         Sr. Sub. Debentures, 7.625% due 7/15/13...................        32,025
     80,000     BB-         Sr. Sub. Notes, Series B, 10.250% due 8/1/07..............        92,800
                          MGM MIRAGE, Sr. Sub. Notes:
     40,000     Ba2*        9.750% due 6/1/07.........................................        45,800
    185,000     Ba2*        8.375% due 2/1/11.........................................       210,437
                          Park Place Entertainment Corp., Sr. Sub. Notes:
     75,000     Ba2*        8.875% due 9/15/08........................................        85,125
     25,000     Ba2*        7.875% due 3/15/10........................................        27,813
    265,000     Ba2*        8.125% due 5/15/11........................................       298,456
    150,000     CCC+      Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.750% due
                            10/1/13...................................................       153,375
     80,000     B+        Station Casinos Inc., Sr. Sub. Notes, 8.875% due 12/1/08....        83,200
    135,000     B-        Venetian Casino Resort, LLC, 11.000% due 6/15/10............       157,275
----------------------------------------------------------------------------------------------------
                                                                                           1,929,944
----------------------------------------------------------------------------------------------------
HEALTHCARE -- 0.9%
    150,000     B-        aaiPharma Inc., 11.000% due 4/1/10..........................       171,000
     75,000     B-        Athena Neuro Finance LLC, Sr. Notes, 7.250% due 2/21/08.....        67,725
    100,000     B+        Dade Behring Holdings, Inc., Sr. Sub. Notes, 11.910% due
                            10/3/10...................................................       115,500
    175,000     B         Extendicare Health Services Inc., Sr. Notes, 9.500% due
                            7/1/10....................................................       195,125
    140,000     BBB-      HCA Inc., Debentures, 8.360% due 4/15/24....................       157,707
    100,000     B-        Insight Heath Services Corp., Sr. Sub. Notes, Series B,
                            9.875% due 11/1/11........................................       106,500
     50,000     BB-       Tenet Healthcare Corp., Sr. Notes, 5.375% due 11/15/06......        49,500
    125,000     B3*       Vanguard Health Systems, Inc., Sr. Sub. Notes, 9.750% due
                            8/1/11....................................................       136,250
----------------------------------------------------------------------------------------------------
                                                                                             999,307
----------------------------------------------------------------------------------------------------
HOUSING/BUILDING PRODUCTS -- 0.6%
     20,000     B-        Associated Materials Inc., Sr. Sub. Notes, 9.750% due
                            4/15/12...................................................        22,000
     75,000     B-        Atrium Cos. Inc., Sr. Sub. Notes, Series B, 10.500% due
                            5/1/09....................................................        80,625
     75,000     B-        Brand Services Inc., 12.000% due 10/15/12...................        87,094
    140,000     Ba2*      Louisiana Pacific Corp., Sr. Sub. Notes, 10.875% due
                            11/15/08..................................................       167,300
     90,000     B-        Nortek Holdings, Inc., Sr. Sub. Notes, Series B, 9.875% due
                            6/15/11...................................................        99,675
     40,000     Ca*       Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09......        18,200
     70,000     Ba2*      Schuler Homes Inc., Sr. Sub. Notes, 10.500% due 7/15/11.....        81,550
                          Standard Pacific Corp.:
     50,000     BB          Sr. Notes, 8.500% due 4/1/09..............................        52,250
     35,000     Ba3*        Sr. Sub. Notes, 9.250% due 4/15/12........................        39,200
----------------------------------------------------------------------------------------------------
                                                                                             647,894
----------------------------------------------------------------------------------------------------
INDUSTRIAL SPECIALTIES -- 0.1%
     35,000     BB+       American Greetings Corp., Sr. Sub. Notes 11.750% due
                            7/15/08...................................................        40,600
     50,000     NR        Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08..........        40,250
     65,000     B         Flowserve Corp., Sr. Sub. Notes, 12.250% due 8/15/10........        75,725
----------------------------------------------------------------------------------------------------
                                                                                             156,575
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
LODGING/LEISURE -- 1.0%
$    55,000     CCC+      AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11...  $     58,025
     70,000     B2*       Courtyard by Marriott II L.P., Sr. Secured Notes, Series B,
                            10.750% due 2/1/08........................................        70,613
    125,000     B1*       FelCor Lodging L.P., Sr. Notes, 8.500% due 6/1/11...........       136,250
     55,000     Ba3*      HMH Properties Inc., Sr. Notes, Series C, 8.450% due
                            12/1/08...................................................        57,613
    130,000     Ba3*      Host Marriott L.P., Sr. Notes, Series I, 9.500% due
                            1/15/07...................................................       145,275
     75,000     B-        Icon Health & Fitness, Inc., Sr. Sub. Notes, 11.250% due
                            4/1/12....................................................        82,125
    150,000     B         John Q. Hammons Hotels, Inc., Mortgage Notes, Series B,
                            8.875% due 5/15/12........................................       166,125
     75,000     B2*       Meristar Hospitality Corp., Sr. Notes, 10.500% due
                            6/15/09...................................................        81,750
    100,000     B         Prime Hospitality Corp., Sr. Sub. Notes, Series B, 8.375%
                            due 5/1/12................................................       103,750
    225,000     BB+       Starwood Hotels and Resorts Worldwide, Inc., Sr. Notes,
                            7.875% due 5/1/12.........................................       254,250
----------------------------------------------------------------------------------------------------
                                                                                           1,155,776
----------------------------------------------------------------------------------------------------
MACHINERY -- 0.2%
     20,000     BB-       Case Credit Corp., 6.750% due 10/21/07......................        20,500
     50,000     BB-       Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (g).....        56,250
     30,000     B+        NMGH Holding Co., 10.000% due 5/15/09.......................        33,300
    110,000     CCC+      Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due
                            12/1/07...................................................       110,000
     25,000     B-        Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12.........        27,500
----------------------------------------------------------------------------------------------------
                                                                                             247,550
----------------------------------------------------------------------------------------------------
METALS/MINING/STEEL -- 0.6%
    100,000     B-        IMCO Recycling Inc., Sr. Secured Notes, 10.375% due 10/15/10
                            (g).......................................................       103,250
    160,000     BB        Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11............       182,000
     75,000     BBB-      Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11............        91,693
    285,000     BBB       WMC Finance USA Ltd., 5.125% due 5/15/13 (a)................       281,483
     30,000     B+        Wolverine Tube Inc., 10.500% due 4/1/09.....................        30,750
----------------------------------------------------------------------------------------------------
                                                                                             689,176
----------------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS -- 1.4%
    125,000     BB+       Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30....       135,563
    175,000     B+        Appleton Papers Inc., Sr. Sub. Notes, Series B, 12.500% due
                            12/15/08..................................................       198,625
                          Bowater Inc.:
    100,000     BB+         7.950% due 11/15/11.......................................       106,380
    200,000     BB+         6.500% due 6/15/13........................................       194,438
     75,000     BB+         Debentures, 9.500% due 10/15/12...........................        85,096
                          Buckeye Technologies Inc., Sr. Sub. Notes:
     35,000     B           9.250% due 9/15/08........................................        35,613
    135,000     B           8.000% due 10/15/10.......................................       132,975
    150,000     B         MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12.........       168,750
    175,000     BB        Pacifica Papers Inc., Sr. Notes, 10.000% due 3/15/09........       186,375
    210,000     B         Stone Container Corp., Sr. Notes, 11.500% due 8/15/06 (g)...       221,550
                          Tembec Industries, Inc., Sr. Notes:
     75,000     BB          8.625% due 6/30/09........................................        77,625
     50,000     BB          8.500% due 2/1/11.........................................        52,000
----------------------------------------------------------------------------------------------------
                                                                                           1,594,990
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING -- 1.1%
$   100,000     B         Dex Media East, LLC, 12.125% due 11/15/12...................  $    123,500
                          Dex Media West, LLC:
    100,000     B           Sr. Notes, 8.500% due 8/15/10 (g).........................       111,875
     75,000     B           Sr. Sub. Notes, 9.875% due 8/15/13 (g)....................        87,563
    134,913     B-        Hollinger Participation, Sr. Notes, Payment-in-Kind,
                            12.125% due 11/15/10 (g)..................................       160,884
    100,000     B         Houghton Mifflin Co., Sr. Discount Notes, step bond to yield
                            11.500% due 10/15/13 (g)..................................        63,750
                          R.H. Donnelley Corp., Sr. Sub. Notes:
    100,000     B+          10.875% due 12/15/12 (g)..................................       119,125
     25,000     B+          10.875% due 12/15/12......................................        29,781
    175,000     B2*       Vertis Inc., Sr. Notes, 9.750% due 4/1/09...................       190,969
    175,000     B         Von Hoffmann Corp., Sr. Notes, 10.250% due 3/15/09 (g)......       187,250
                          Yell Finance BV:
     33,000     B+          Sr. Discount Notes, step bond to yield 12.263% due
                               8/1/11.................................................        30,525
    130,000     B+          Sr. Notes, 10.750% due 8/1/11.............................       152,750
----------------------------------------------------------------------------------------------------
                                                                                           1,257,972
----------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.1%
     35,000     CCC-      Advantica Restaurant Group, Sr. Notes, 11.250% due
                            1/15/08...................................................        24,325
     25,000     Caa2*     American Restaurant Group Inc., Sr. Secured Notes, Series D,
                            11.500% due 11/1/06.......................................        12,625
     50,000     B3*       CKE Restaurants Inc., Sr. Sub. Notes, 9.125% due 5/1/09.....        51,500
     20,000     B-        Friendly Ice Cream Corp., Sr. Notes, 10.500% due 12/1/07....        20,825
----------------------------------------------------------------------------------------------------
                                                                                             109,275
----------------------------------------------------------------------------------------------------
RETAIL -- 0.9%
                          Cole National Group, Inc., Sr. Sub. Notes:
     25,000     B           8.625% due 8/15/07........................................        25,625
    125,000     B           8.875% due 5/15/12........................................       134,375
    150,000     CCC+      Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125%
                            due 5/1/08................................................       150,750
    225,000     B+        Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08.....       234,000
     20,000     BB+       The Gap, Inc., Sr. Notes, 8.150% due 12/15/05...............        22,675
    252,000     BB+       J.C. Penney Co., Inc., 9.000% due 8/1/12....................       302,715
     43,000     B2*       Jo-Ann Stores, Inc., Sr. Sub. Notes, 10.375% due 5/1/07.....        45,257
    142,000     BB        Saks Inc., 9.875% due 10/1/11...............................       169,690
----------------------------------------------------------------------------------------------------
                                                                                           1,085,087
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 1.5%
    125,000     B-        Advanstar Communications Inc., Secured Notes, 10.750% due
                            8/15/10 (g)...............................................       135,938
                          Allied Waste North America Inc.:
                            Sr. Notes:
    115,000     BB-            8.500% due 12/1/08.....................................       128,513
     60,000     BB-            7.875% due 1/1/09......................................        62,850
    125,000     B+          Sr. Sub. Notes, 10.000% due 8/1/09........................       135,625
                          Iron Mountain, Inc.:
    200,000     B           8.625% due 4/1/13.........................................       217,000
    125,000     B           Sr. Sub. Notes, 6.625% due 1/1/16.........................       122,187

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SERVICES/OTHER -- 1.5% (CONTINUED)
                          Mail-Well, Inc., Sr. Sub. Notes:
$    75,000     BB-         9.625% due 3/15/12........................................  $     83,625
    100,000     B           Series B, 8.750% due 12/15/08.............................       100,250
                          Muzak LLC:
    135,000     B-          Sr. Notes, 10.000% due 2/15/09............................       144,450
     50,000     CCC+        Sr. Sub. Notes, 9.875% due 3/15/09........................        48,562
    180,000     D         Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due
                            11/1/06 (h)...............................................         1,350
     25,000     B-        Petro Stopping Centers L.P., Sr. Notes, 10.500% due
                            2/1/07....................................................        25,500
                          Service Corp. International:
     55,000     BB-         Debentures, 7.875 due 2/1/13..............................        56,237
                            Sr. Notes:
     55,000     BB-            6.875% due 10/1/07.....................................        57,200
    195,000     BB-            6.500% due 3/15/08.....................................       201,337
     90,000     B+        Stewart Enterprises, Inc., Sr. Sub. Notes, 10.750% due
                            7/1/08....................................................       102,150
    150,000     B-        Wesco Distribution Inc., Sr. Sub. Notes, 9.125% due
                            6/1/08....................................................       156,000
----------------------------------------------------------------------------------------------------
                                                                                           1,778,774
----------------------------------------------------------------------------------------------------
SUPERMARKETS/DRUGSTORES -- 0.6%
                          Ahold Finance USA, Inc.:
    200,000     BB-         8.250% due 7/15/10........................................       219,000
     47,286     BB          Pass-Through Certificates, Series A-1, 7.820% due
                               1/2/20.................................................        47,789
     20,000     B         The Great Atlantic & Pacific Tea Co., Inc., 7.750% due
                            4/15/07...................................................        18,800
                          Rite Aid Corp.:
     35,000     B-          7.625% due 4/15/05........................................        35,700
     25,000     B-          7.125% due 1/15/07........................................        25,625
    150,000     B-          11.250% due 7/1/08........................................       168,000
    200,000     BBB       Safeway Inc., Debentures, 7.250% due 2/1/31 (a).............       220,206
----------------------------------------------------------------------------------------------------
                                                                                             735,120
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.2%
     75,000     B         Nortel Networks Ltd., 6.875% due 9/1/23.....................        71,625
     50,000     B         Northern Telecom Capital Corp., 7.875% due 6/15/26..........        50,250
    140,000     BBB-      Thomas & Betts Corp., Medium-Term Notes, 6.625% due
                            5/7/08....................................................       145,250
----------------------------------------------------------------------------------------------------
                                                                                             267,125
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.6%
    150,000     B2*       ACC Escrow Corp., Sr. Notes, 10.000% due 8/1/11 (g).........       168,000
     95,000     Caa2*     AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to
                            yield 13.775% to 10/1/09..................................        67,450
                          Alamosa Holdings, Inc.:
     44,142     Caa1*       Sr. Discount Notes, step bond to yield 11.437% due
                               7/31/09................................................        39,949
    130,000     Caa1*       Sr. Notes, 11.000% due 7/31/10............................       141,700
    500,000     BBB       AT&T Wireless Services, Inc., Sr. Notes, 8.750% due 3/1/31
                            (a).......................................................       619,096
     45,000     B+        Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09...........        52,875
    100,000     B3*       Dobson Communications Corp., Sr. Notes, 10.875% due
                            7/1/10....................................................       109,500
     50,000     NR        GT Group Telecom Inc., Sr. Discount Notes, step bond to
                            yield 15.223% due 2/1/10 (h)..............................             5
     40,000     D         Horizon PCS, Inc., Sr. Discount Notes, step bond to yield
                            15.504% due 10/1/10 (h)...................................         9,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.6% (CONTINUED)
$   125,000     B+        Nextel Communications, Inc., Sr. Notes, 7.375% due 8/1/15...  $    135,000
     44,000     CCC+      Nextel Partners, Inc., Sr. Notes, 12.500% due 11/15/09......        51,260
                          Qwest Corp.:
    195,000     Ba3*        8.875% due 3/15/12 (g)....................................       224,737
    125,000     Ba3*        Debentures, 6.875% due 9/15/33............................       119,375
                          Qwest Services Corp.:
    150,000     CCC+        13.500% due 12/15/10 (g)..................................       183,000
    148,000     CCC+        14.000% due 12/15/14 (g)..................................       189,070
                          Sprint Capital Corp.:
    240,000     BBB-        8.375% due 3/15/12 (a)....................................       280,838
    225,000     BBB-        6.875% due 11/15/28.......................................       220,334
    175,000     BBB-        8.750% due 3/15/32........................................       207,465
    175,000     Caa1*     Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13.......       185,500
----------------------------------------------------------------------------------------------------
                                                                                           3,004,154
----------------------------------------------------------------------------------------------------
TEXTILE/APPAREL -- 0.6%
                          Levi Strauss & Co.:
    140,000     CCC         7.000% due 11/1/06........................................        90,650
    110,000     CCC         11.625% due 1/15/08.......................................        72,325
     75,000     CCC..     12.250% due 12/15/12........................................        49,125
    150,000     BB-       Phillips-Van Heusen Corp., Sr. Notes, 8.125% due 5/1/13.....       160,125
    150,000     B-        Tempur-Pedic, Inc., Sr. Sub. Notes, 10.250% due 8/15/10
                            (g).......................................................       168,000
     85,000     Caa1*     Tropical Sportswear International Corp., Sr. Sub. Notes,
                            Series A, 11.000% due 6/15/08.............................        69,275
     32,000     B         William Carter Co., Sr. Sub. Notes, Series B, 10.875% due
                            8/15/11...................................................        37,120
----------------------------------------------------------------------------------------------------
                                                                                             646,620
----------------------------------------------------------------------------------------------------
TOWER -- 0.7%
                          American Tower Corp.:
    300,000     Caa1*       Sr. Notes, 9.375% due 2/1/09..............................       321,000
     50,000     B3*         Sr. Sub. Discount Notes, zero coupon bond to yield 14.330%
                               due 8/1/08.............................................        34,750
                          Crown Castle International Corp., Sr. Notes:
     25,000     B3*         9.000% due 5/15/11........................................        26,813
     85,000     B3*         10.750% due 8/1/11........................................        96,050
     75,000     B3*         7.500% due 12/1/13 (g)....................................        75,750
                          SBA Communications Corp.:
     27,000     Caa2*       Sr. Discount Notes, 12.000% due 3/1/08....................        29,497
    175,000     Caa2*       Sr. Notes, 10.250% due 2/1/09.............................       172,812
    100,000     B3*       SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10............       107,250
----------------------------------------------------------------------------------------------------
                                                                                             863,922
----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.1%
     50,000     B+        General Maritime Corp., Sr. Notes, 10.000% due 3/15/13......        56,688
     45,000     Baa2*     Windsor Petroleum Transportation Corp., Notes, 7.840% due
                            1/15/21 (g)...............................................        43,537
----------------------------------------------------------------------------------------------------
                                                                                             100,225
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
UTILITIES -- 1.1%
                          AES Corp.:
$    55,000     B-          Sr. Notes, 9.500% due 6/1/09..............................  $     61,256
     25,000     B-          Sr. Sub. Notes, 8.500% due 11/1/07........................        25,500
     45,000     BB+       Avista Corp., Sr. Notes, 9.750% due 6/1/08..................        53,775
    475,000     CCC+      Calpine Canada Energy Finance ULC, Sr. Notes, 8.500% due
                            5/1/08....................................................       381,188
                          Calpine Corp., Sr. Notes:
    100,000     B           8.500% due 7/15/10 (g)....................................        98,000
     85,000     CCC+        8.625% due 8/15/10........................................        66,725
     50,000     B+        CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04............        51,750
                          Edison Mission Energy, Sr. Notes:
    200,000     B           10.000% due 8/15/08.......................................       208,500
     25,000     B           7.730% due 6/15/09........................................        23,937
     25,000     B           9.875% due 4/15/11........................................        26,125
    100,000     B+        NRG Energy, Inc., Sr. Notes, 8.000% due 12/15/13 (g)........       105,625
    140,000     B2*       Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10...       170,800
----------------------------------------------------------------------------------------------------
                                                                                           1,273,181
----------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $32,566,932).......    35,019,332
----------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 0.8%
----------------------------------------------------------------------------------------------------
ENERGY -- 0.1%
    110,000     CCC+      Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04..........       110,413
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.2%
     85,000     B3*       Amkor Technologies, Inc., Sr. Notes, 5.000% due 3/15/07.....        84,044
    260,000     B1*       Sanmina-SCI Corp., Sub. Debentures, zero coupon bond to
                            yield 10.305% due 9/12/20.................................       133,250
----------------------------------------------------------------------------------------------------
                                                                                             217,294
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.5%
    335,000     B-        COLT Telecom Group PLC, Sr. Notes, 2.000% due 4/3/07
                            (a)(g)....................................................       462,181
    105,000     Ca*       Telewest Communication PLC, 5.250% due 2/19/07 (g)(h).......        99,338
----------------------------------------------------------------------------------------------------
                                                                                             561,519
----------------------------------------------------------------------------------------------------
                          TOTAL CONVERTIBLE CORPORATE NOTES (Cost -- $704,518)........       889,226
----------------------------------------------------------------------------------------------------
  SHARES                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK (i) -- 0.0%
----------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/BOTTLING -- 0.0%
      3,630               Aurora Foods Inc. ..........................................            18
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
         66               McLeodUSA Inc., Class A Shares .............................            98
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
      1,077               Crown Castle International Corp. ...........................        11,879
----------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $6,964).........................        11,995
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

  SHARES                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
----------------------------------------------------------------------------------------------------
AEROSPACE -- 0.0%
         50               Northrop Grumman Corp., Equity Security Units, 7.250% due
                            11/16/04..................................................  $      5,185
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 0.4%
                          CSC Holdings Inc.:
      2,500                 Series H, 11.750% due 10/1/07.............................       260,625
      1,600                 Series M, 11.125% due 4/1/08..............................       168,400
----------------------------------------------------------------------------------------------------
                                                                                             429,025
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
        256               Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13........        79,219
         71               Dobson Communications Corp., Payment-in-Kind, 13.000% due
                            5/1/09....................................................         7,605
        200               Motorola Inc., Equity Security Units, 7.000% due 11/16/04...         8,686
----------------------------------------------------------------------------------------------------
                                                                                              95,510
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
        700               Crown Castle International Corp., 6.250% due 8/15/12 (i)....        31,500
----------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $491,125)....................       561,220
----------------------------------------------------------------------------------------------------
 WARRANTS                                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
WARRANTS (i) -- 0.0%
----------------------------------------------------------------------------------------------------
CABLE AND OTHER MEDIA -- 0.0%
        450               UIH Australia, Expire 5/15/06 (g)...........................             0
----------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         10               Pliant Corp., Expire 6/1/10 (g).............................             0
----------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING -- 0.0%
         60               Merrill Corp., Expire 5/1/09 (g)............................             0
----------------------------------------------------------------------------------------------------
TECHNOLOGY/ELECTRONICS -- 0.0%
         60               Cybernet Internet Services International, Inc., Expire
                            7/1/09....................................................             0
         90               WAM! NET Inc., Expire 3/1/05................................             1
----------------------------------------------------------------------------------------------------
                                                                                                   1
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
         50               GT Group Telecom Inc., Expire 2/1/10 (g)....................            38
         40               Horizon PCS, Inc., Expire 10/1/10 (g).......................             0
        100               Iridium World Communications Ltd., Expire 7/15/05...........             1
         50               IWO Holdings Inc., Expire 1/15/11 (g).......................             1
        150               RSL Communications Ltd., Expire 11/15/06....................            21
----------------------------------------------------------------------------------------------------
                                                                                                  61
----------------------------------------------------------------------------------------------------
TOWER -- 0.0%
         50               American Tower Corp., Expire 8/1/08 (g).....................         6,275
----------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS (Cost -- $24,883)............................         6,337
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
EMERGING MARKETS DEBT -- 9.9%
----------------------------------------------------------------------------------------------------
BONDS -- 9.5%
                          Federal Republic of Brazil:
$   200,000     B+          12.000% due 4/15/10.......................................  $    240,500
     60,000     B+          9.250% due 10/22/10.......................................        64,650
    625,000     B+          12.250% due 3/6/30 (a)....................................       781,250
    330,000     B+          Series 18 Years, 2.063% due 4/15/12 (f)...................       299,475
  1,126,740     B+          Series 20 Years, 8.000% due 4/15/14 (a)...................     1,109,839
    175,000     A-        Malaysia, 7.500% due 7/15/11................................       207,325
                          Republic of Bulgaria:
    128,571     BB+         Series A, 1.938% due 7/28/12 (f)..........................       127,285
     50,000     BB+         Series REGS, 8.250% due 1/15/15...........................        58,875
                          Republic of Colombia:
    200,000     BB          7.625% due 2/15/07........................................       215,500
    190,000     BB          10.000% due 1/23/12.......................................       208,525
     25,000     BB          10.750% due 1/15/13.......................................        28,500
     20,000     BB          11.750% due 2/25/20.......................................        24,200
    125,000     BB          10.375% due 1/28/33.......................................       134,688
    575,000     CCC+      Republic of Ecuador, Series REGS, 7.000% due 8/15/30
                            (a)(f)....................................................       447,063
                          Republic of Panama:
    200,000     Ba1*        9.625% due 2/8/11.........................................       232,000
    100,000     Ba1*        10.750% due 5/15/20.......................................       120,500
     50,000     Ba1*        9.375% due 1/16/23........................................        54,750
    100,000     Ba1*        8.875% due 9/30/27........................................       105,500
    114,543     Ba1*        Series 20 Years, 1.938% due 7/17/16 (f)...................        99,652
                          Republic of Peru:
    150,000     BB-         9.125% due 1/15/08........................................       177,000
    100,000     BB-         9.125% due 2/21/12........................................       112,000
                            Series 20 Years:
     60,000     BB-            4.500% due 3/7/17 (f)..................................        53,700
     56,400     BB-            5.000% due 3/7/17 (f)..................................        52,452
                          Republic of the Philippines:
    150,000     BB          8.375% due 3/12/09........................................       158,812
    125,000     Ba1*        9.875% due 1/15/19........................................       132,812
    125,000     BB          10.625% due 3/16/25.......................................       139,687
                          Republic of Turkey:
    145,000     B+          11.500% due 1/23/12.......................................       185,237
    290,000     B+          11.000% due 1/14/13.......................................       364,675
    380,940     B-        Republic of Venezuela, Series DL, 2.125% due 12/18/07
                            (a)(f)....................................................       362,845
                          Russian Federation, Series REGS:
    200,000     Baa3*       10.000% due 6/26/07.......................................       234,500
    435,000     Baa3*       8.250% due 3/31/10 (a)....................................       487,200
  1,435,000     Baa3*       5.000% due 3/31/30 (a)....................................     1,382,981

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(e)                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
BONDS -- 9.5% (CONTINUED)
                          United Mexican States:
$   375,000     Baa2*       8.375% due 1/14/11........................................  $    445,781
    300,000     Baa2*       7.500% due 1/14/12........................................       338,700
    175,000     Baa2*       6.375% due 1/16/13........................................       182,000
    875,000     Baa2*       8.300% due 8/15/31 (a)....................................       984,375
    600,000     Baa2*       Series A, 8.000% due 9/24/22 (a)..........................       657,900
----------------------------------------------------------------------------------------------------
                                                                                          11,012,734
----------------------------------------------------------------------------------------------------
LOAN PARTICIPATION (j) -- 0.4%
    426,923     Ba1*      Kingdom of Morocco, Tranche A, 2.031% due 1/2/09 (CS First
                            Boston Corp.).............................................       420,519
----------------------------------------------------------------------------------------------------
                          TOTAL EMERGING MARKETS DEBT (Cost -- $10,498,628)...........    11,433,253
----------------------------------------------------------------------------------------------------
   FACE
  AMOUNT+                                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
SOVEREIGN DEBT - DEVELOPED MARKETS (a) -- 6.2%
----------------------------------------------------------------------------------------------------
FRANCE -- 1.2%
  1,100,000     AAA       French Treasury Note, BTAN, 3.500% due 1/12/08..............     1,394,443
----------------------------------------------------------------------------------------------------
GERMANY -- 4.5%
  2,000,000     Aaa*      Bundesobligation, Series 141, 4.250% due 2/15/08............     2,600,543
  2,000,000     AAA       Bundesrepublic Deutschland, Series 98, 4.750% due 7/4/08....     2,661,955
----------------------------------------------------------------------------------------------------
                                                                                           5,262,498
----------------------------------------------------------------------------------------------------
ITALY -- 0.5%
    525,000(USD)   Aa1*   Region of Lombardy, 5.804% due 10/25/32.....................       540,026
----------------------------------------------------------------------------------------------------
                          TOTAL SOVEREIGN DEBT - DEVELOPED MARKETS
                          (Cost -- $6,747,742)........................................     7,196,967
----------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $87,887,658).................    92,265,273
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 20.1%
$ 2,601,000               Goldman Sachs & Co., 0.830% due 1/2/04 Proceeds at
                            maturity -- $2,601,120; (Fully collateralized by U.S.
                            Treasury Bills, Notes and Bonds, 0.000% to 10.750% due
                            4/15/04 to 11/15/26; Market value -- $2,653,022)..........  $  2,601,000
 20,611,000               Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at
                            maturity -- $20,611,939; (Fully collateralized by U.S.
                            Treasury Notes and Bonds, 6.125% to 8.125% due 8/15/07 to
                            2/15/23; Market value -- $21,023,279).....................    20,611,000
----------------------------------------------------------------------------------------------------
                          TOTAL REPURCHASE AGREEMENTS (Cost -- $23,212,000)...........    23,212,000
----------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100.0% (Cost -- $111,099,658**)........  $115,477,273
----------------------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for open forward foreign currency contracts, futures contracts commitments and/or "to-be-announced" ("TBA") securities.
(b)   Security acquired under mortgage dollar roll agreement (See
      Note 11).
(c)   Security is traded on a TBA basis.
(d) All or a portion of this security is held as collateral for open futures contracts commitments.
(e) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(f)   Variable rate security.
(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(h)   Security is currently in default.
(i)   Non-income producing security.
(j) Participation interest was acquired through the financial institution indicated parenthetically.
 + Face amount represents local currency, unless otherwise indicated.
 ** Aggregate cost for federal income tax purposes is $111,348,762.

      Abbreviation used in this schedule:
      -----------------------------------
      USD -- U.S. Dollar


      See page 69 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
 COMMON STOCK -- 100.0%
---------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.6%
 1,000       The Boeing Co. .............................................    $   42,140
 3,300       Raytheon Co. ...............................................        99,132
---------------------------------------------------------------------------------------
                                                                                141,272
---------------------------------------------------------------------------------------
BANKS -- 1.3%
 1,500       Bank One Corp. .............................................        68,385
---------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 2.6%
10,000...    Aphton Corp.+...............................................        60,000
 3,255       Enzo Biochem, Inc.+.........................................        58,297
 3,300       XOMA Ltd.+..................................................        21,780
---------------------------------------------------------------------------------------
                                                                                140,077
---------------------------------------------------------------------------------------
CHEMICALS -- 5.2%
 2,500       Cabot Corp. ................................................        79,600
 1,900       The Dow Chemical Co. .......................................        78,983
 3,900       Engelhard Corp. ............................................       116,805
---------------------------------------------------------------------------------------
                                                                                275,388
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.9%
 2,100       Sabre Holdings Corp. .......................................        45,339
---------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 5.9%
 6,500       3Com Corp.+.................................................        53,105
25,000       Lucent Technologies Inc.+...................................        71,000
 7,700       Motorola, Inc. .............................................       108,339
 4,900       Nokia Oyj, Sponsored ADR....................................        83,300
---------------------------------------------------------------------------------------
                                                                                315,744
---------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.7%
 3,500       Hewlett-Packard Co. ........................................        80,395
   700       International Business Machines Corp. ......................        64,876
---------------------------------------------------------------------------------------
                                                                                145,271
---------------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.4%
   500       Fluor Corp. ................................................        19,820
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 3.7%
 2,400       American Express Co. .......................................       115,752
   300       J.P. Morgan Chase & Co. ....................................        11,019
   100       Morgan Stanley..............................................         5,787
 1,200       State Street Corp. .........................................        62,496
---------------------------------------------------------------------------------------
                                                                                195,054
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.2%
 3,700       Nippon Telegraph and Telephone Corp., Sponsored ADR.........        90,872
 3,000       SBC Communications, Inc. ...................................        78,210
---------------------------------------------------------------------------------------
                                                                                169,082
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 3.7%
 3,800       Agilent Technologies, Inc.+.................................    $  111,112
14,600       Solectron Corp.+............................................        86,286
---------------------------------------------------------------------------------------
                                                                                197,398
---------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.4%
 3,000       GlobalSantaFe Corp. ........................................        74,490
---------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.0%
 2,525       Safeway, Inc.+..............................................        55,323
---------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 0.3%
   500       McKesson Corp. .............................................        16,080
---------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.9%
 4,800       Fleetwood Enterprises, Inc.+................................        49,248
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.8%
 2,900       Honeywell International, Inc. ..............................        96,947
---------------------------------------------------------------------------------------
INSURANCE -- 12.8%
 2,400       Allstate Corp. .............................................       103,248
 1,500       Ambac Financial Group, Inc. ................................       104,085
 1,500       The Chubb Corp. ............................................       102,150
 1,100       The Hartford Financial Services Group, Inc. ................        64,933
 1,200       Marsh & McLennan Cos., Inc. ................................        57,468
 1,500       MBIA, Inc. .................................................        88,845
 1,400       MGIC Investment Corp. ......................................        79,716
 1,700       Radian Group, Inc. .........................................        82,875
---------------------------------------------------------------------------------------
                                                                                683,320
---------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 1.0%
 9,000       RealNetworks, Inc.+.........................................        51,390
---------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 1.7%
 6,000       Unisys Corp.+...............................................        89,100
---------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 2.9%
 4,000       Hasbro, Inc. ...............................................        85,120
 3,500       Mattel, Inc. ...............................................        67,445
---------------------------------------------------------------------------------------
                                                                                152,565
---------------------------------------------------------------------------------------
MACHINERY -- 0.8%
   500       Caterpillar Inc. ...........................................        41,510
---------------------------------------------------------------------------------------
MEDIA -- 9.2%
 2,900       Comcast Corp., Special Class A Shares+......................        90,712
 7,000       Liberty Media Corp., Class A Shares+........................        83,230
 2,885       Metro-Goldwyn-Mayer, Inc.+..................................        49,305
 1,900       The News Corp. Ltd., Sponsored ADR..........................        68,590
 5,450       Time Warner Inc.+...........................................        98,045
 4,200       The Walt Disney Co. ........................................        97,986
---------------------------------------------------------------------------------------
                                                                                487,868
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
 METALS AND MINING -- 4.3%
 3,600       Alcoa Inc. .................................................    $  136,800
 6,000       Brush Engineered Materials, Inc.+...........................        91,860
---------------------------------------------------------------------------------------
                                                                                228,660
---------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.7%
 3,800       The Williams Cos., Inc. ....................................        37,316
---------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 1.1%
 5,000       IKON Office Solutions, Inc. ................................        59,300
---------------------------------------------------------------------------------------
OIL AND GAS -- 1.6%
 1,000       ChevronTexaco Corp. ........................................        86,390
---------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 2.8%
 2,000       Georgia-Pacific Corp. ......................................        61,340
 1,400       Weyerhaeuser Co. ...........................................        89,600
---------------------------------------------------------------------------------------
                                                                                150,940
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 11.0%
 2,300       Abbott Laboratories.........................................       107,180
 3,000       Bristol-Myers Squibb Co. ...................................        85,800
 3,300       Elan Corp. PLC, Sponsored ADR+..............................        22,737
 1,800       Johnson & Johnson...........................................        92,988
 1,500       Merck & Co. Inc. ...........................................        69,300
 3,500       Pfizer Inc. ................................................       123,655
 2,000       Wyeth.......................................................        84,900
---------------------------------------------------------------------------------------
                                                                                586,560
---------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 6.7%
 3,100       Intel Corp. ................................................        99,820
 8,500       Lattice Semiconductor Corp.+................................        82,280
 6,500       Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored
             ADR+........................................................        66,560
 3,600       Texas Instruments Inc. .....................................       105,768
---------------------------------------------------------------------------------------
                                                                                354,428
---------------------------------------------------------------------------------------
SOFTWARE -- 2.2%
 9,000       Micromuse, Inc.+............................................        62,100
 2,000       Microsoft Corp. ............................................        55,080
---------------------------------------------------------------------------------------
                                                                                117,180
---------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.9%
 1,400       The Gap, Inc. ..............................................        32,494
 1,900       The Home Depot, Inc. .......................................        67,431
---------------------------------------------------------------------------------------
                                                                                 99,925
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES -- 1.7%
 3,600       Vodafone Group PLC, Sponsored ADR...........................    $   90,144
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $4,743,002*).......................................    $5,321,514
---------------------------------------------------------------------------------------

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is
     $4,768,156.

     Abbreviation used in this schedule:
     -----------------------------------
     ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
----------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.5%
   108,769      The Boeing Co. .............................................    $    4,583,526
    25,569      General Dynamics Corp. .....................................         2,311,182
    15,138      Goodrich Corp. .............................................           449,447
    58,283      Lockheed Martin Corp. ......................................         2,995,746
    23,642      Northrop Grumman Corp. .....................................         2,260,175
    53,624      Raytheon Co. ...............................................         1,610,865
    23,181      Rockwell Collins, Inc. .....................................           696,125
    60,536      United Technologies Corp. ..................................         5,736,997
----------------------------------------------------------------------------------------------
                                                                                    20,644,063
----------------------------------------------------------------------------------------------
AIR FREIGHT AND COURIERS -- 1.0%
    38,597      FedEx Corp. ................................................         2,605,298
     8,084      Ryder Systems, Inc. ........................................           276,069
   145,548      United Parcel Service, Inc., Class B Shares.................        10,850,603
----------------------------------------------------------------------------------------------
                                                                                    13,731,970
----------------------------------------------------------------------------------------------
AIRLINES -- 0.1%
    16,077      Delta Air Lines, Inc. ......................................           189,869
   101,336      Southwest Airlines Co. .....................................         1,635,563
----------------------------------------------------------------------------------------------
                                                                                     1,825,432
----------------------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.2%
     9,350      Cooper Tire & Rubber Co. ...................................           199,903
    19,277      Dana Corp. .................................................           353,733
    72,526      Delphi Corp. ...............................................           740,490
    22,287      The Goodyear Tire & Rubber Co.+.............................           175,176
    11,553      Johnson Controls, Inc. .....................................         1,341,534
    16,293      Visteon Corp................................................           169,610
----------------------------------------------------------------------------------------------
                                                                                     2,980,446
----------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.7%
   236,692      Ford Motor Co. .............................................         3,787,072
    72,526      General Motors Corp. .......................................         3,872,888
    39,155      Harley-Davidson, Inc. ......................................         1,861,037
----------------------------------------------------------------------------------------------
                                                                                     9,520,997
----------------------------------------------------------------------------------------------
BANKS -- 7.2%
    45,600      AmSouth Bancorp.............................................         1,117,200
   193,235      Bank of America Corp. ......................................        15,541,891
    99,710      The Bank of New York Co., Inc. .............................         3,302,395
   146,278      Bank One Corp. .............................................         6,668,814
    69,775      BB&T Corp...................................................         2,696,106
    29,291      Charter One Financial, Inc. ................................         1,012,004
    22,558      Comerica Inc. ..............................................         1,264,601
    73,560      Fifth Third Bancorp.........................................         4,347,396
    16,219      First Tennessee National Corp. .............................           715,258
   136,171      FleetBoston Financial Corp. ................................         5,943,864

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
BANKS -- 7.2% (CONTINUED)
    19,689      Golden West Financial Corp. ................................    $    2,031,708
    29,516      Huntington Bancshares Inc. .................................           664,110
    54,317      KeyCorp.....................................................         1,592,574
    29,311      Marshall & Ilsley Corp. ....................................         1,121,146
    55,740      Mellon Financial Corp. .....................................         1,789,811
    79,317      National City Corp. ........................................         2,692,019
    19,571      North Fork Bancorp, Inc. ...................................           792,038
    28,494      Northern Trust Corp. .......................................         1,322,691
    36,223      PNC Financial Services Group................................         1,982,485
    28,746      Regions Financial Corp. ....................................         1,069,351
    43,593      SouthTrust Corp. ...........................................         1,426,799
    36,307      SunTrust Banks, Inc. .......................................         2,595,950
    39,161      Synovus Financial Corp. ....................................         1,132,536
   249,026      U.S. Bancorp................................................         7,415,994
    25,295      Union Planters Corp. .......................................           796,540
   172,139      Wachovia Corp. .............................................         8,019,956
   119,233      Washington Mutual, Inc. ....................................         4,783,628
   217,128      Wells Fargo & Co. ..........................................        12,786,668
    11,579      Zions Bancorp...............................................           710,140
----------------------------------------------------------------------------------------------
                                                                                    97,335,673
----------------------------------------------------------------------------------------------
BEVERAGES -- 2.6%
     4,587      Adolph Coors Co., Class B Shares............................           257,331
   106,850      Anheuser-Busch Co., Inc. ...................................         5,628,858
     7,871      Brown-Forman Corp., Class B Shares..........................           735,545
   317,636      The Coca-Cola Co. ..........................................        16,120,027
    58,711      Coca-Cola Enterprises Inc. .................................         1,284,010
    34,848      Pepsi Bottling Group, Inc. .................................           842,625
   223,132      PepsiCo, Inc. ..............................................        10,402,414
----------------------------------------------------------------------------------------------
                                                                                    35,270,810
----------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.2%
   166,972      Amgen Inc.+ (a).............................................        10,318,870
    42,278      Biogen Idec Inc.+...........................................         1,554,985
    24,086      Chiron Corp.+...............................................         1,372,661
    28,766      Genzyme Corp.+..............................................         1,419,314
    32,474      MedImmune, Inc.+............................................           824,840
----------------------------------------------------------------------------------------------
                                                                                    15,490,670
----------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
     9,393      American Standard Cos. Inc.+................................           945,875
     7,841      Crane Co. ..................................................           241,032
    60,802      Masco Corp. ................................................         1,666,583
----------------------------------------------------------------------------------------------
                                                                                     2,853,490
----------------------------------------------------------------------------------------------
CHEMICALS -- 1.5%
    29,277      Air Products & Chemicals, Inc. .............................         1,546,704
   118,701      The Dow Chemical Co. .......................................         4,934,401
   128,750      E.I. du Pont de Nemours & Co. ..............................         5,908,338

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
CHEMICALS -- 1.5% (CONTINUED)
     9,935      Eastman Chemical Co. .......................................    $      392,731
    33,726      Ecolab, Inc. ...............................................           923,081
    16,244      Engelhard Corp..............................................           486,508
     6,810      Great Lakes Chemical Corp...................................           185,164
    14,495      Hercules, Inc.+.............................................           176,839
    12,025      International Flavors & Fragrances, Inc.....................           419,913
    33,934      Monsanto Co.................................................           976,621
    21,918      PPG Industries, Inc.........................................         1,403,190
    42,298      Praxair, Inc................................................         1,615,784
    28,725      Rohm and Haas Co............................................         1,226,845
     9,153      Sigma-Aldrich Corp..........................................           523,369
----------------------------------------------------------------------------------------------
                                                                                    20,719,488
----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.9%
    27,525      Allied Waste Industries, Inc.+..............................           382,047
    22,646      Apollo Group, Inc., Class A Shares+.........................         1,539,928
    77,366      Automatic Data Processing Inc. .............................         3,064,467
    14,262      Avery Dennison Corp. .......................................           798,957
   130,898      Cendant Corp.+..............................................         2,915,098
    22,029      Cintas Corp. ...............................................         1,104,314
    63,053      Concord EFS, Inc.+..........................................           935,707
    18,713      Convergys Corp.+............................................           326,729
     6,795      Deluxe Corp. ...............................................           280,837
    18,023      Equifax, Inc. ..............................................           441,564
    95,627      First Data Corp. ...........................................         3,929,313
    25,181      Fiserv, Inc.+...............................................           994,901
    23,230      H&R Block, Inc. ............................................         1,286,245
    14,569      Monster Worldwide, Inc.+....................................           319,935
    48,604      Paychex, Inc. ..............................................         1,808,069
    30,148      Pitney Bowes, Inc. .........................................         1,224,612
    14,589      R.R. Donnelley & Sons Co. ..................................           439,858
    22,300      Robert Half International Inc.+.............................           520,482
    18,616      Sabre Holdings Corp. .......................................           401,919
    76,666      Waste Management, Inc. .....................................         2,269,314
----------------------------------------------------------------------------------------------
                                                                                    24,984,296
----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.9%
   103,366      ADC Telecommunications, Inc.+...............................           306,997
    19,670      Andrew Corp.+...............................................           226,402
    53,723      Avaya Inc.+.................................................           695,176
    60,225      CIENA Corp.+................................................           399,894
   907,611      Cisco Systems, Inc.+........................................        22,045,871
    24,506      Comverse Technology, Inc.+..................................           431,061
   172,265      Corning, Inc.+..............................................         1,796,724
   183,722      JDS Uniphase Corp.+.........................................           670,585
   537,504      Lucent Technologies Inc.+...................................         1,526,511
   300,968      Motorola, Inc. .............................................         4,234,620
   102,645      QUALCOMM, Inc. .............................................         5,535,645

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.9% (CONTINUED)
    19,181      Scientific-Atlanta, Inc. ...................................    $      523,641
    52,803      Tellabs, Inc.+..............................................           445,129
----------------------------------------------------------------------------------------------
                                                                                    38,838,256
----------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.8%
    46,955      Apple Computer, Inc.+.......................................         1,003,428
   332,149      Dell Inc.+..................................................        11,279,780
   283,856      EMC Corp.+..................................................         3,667,420
    42,129      Gateway, Inc.+..............................................           193,793
   394,738      Hewlett-Packard Co. ........................................         9,067,132
   223,644      International Business Machines Corp. ......................        20,727,326
    16,515      Lexmark International, Inc.+................................         1,298,740
    12,140      NCR Corp.+..................................................           471,032
    44,404      Network Appliance, Inc.+....................................           911,614
    20,712      NVIDIA Corp.+...............................................           481,554
   416,418      Sun Microsystems, Inc.+.....................................         1,869,717
----------------------------------------------------------------------------------------------
                                                                                    50,971,536
----------------------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.0%
    10,638      Fluor Corp..................................................           421,690
----------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.0%
    13,036      Vulcan Materials Co. .......................................           620,123
----------------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
     7,231      Ball Corp. .................................................           430,751
     6,929      Bemis, Inc. ................................................           346,450
    20,542      Pactiv Corp.+...............................................           490,954
    10,936      Sealed Air Corp.+...........................................           592,075
     6,911      Temple-Inland, Inc. ........................................           433,112
----------------------------------------------------------------------------------------------
                                                                                     2,293,342
----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.2%
   166,288      American Express Co. .......................................         8,020,070
    12,870      The Bear Stearns Cos. Inc. .................................         1,028,956
    29,437      Capital One Financial Corp. ................................         1,804,194
   174,609      The Charles Schwab Corp. ...................................         2,067,371
   665,884      Citigroup, Inc. ............................................        32,322,009
    23,443      Countrywide Financial Corp. ................................         1,778,126
   125,980      Fannie Mae..................................................         9,456,059
    14,239      Federated Investors, Inc., Class B Shares...................           418,057
    32,556      Franklin Resources, Inc. ...................................         1,694,865
    89,861      Freddie Mac.................................................         5,240,694
    61,317      The Goldman Sachs Group, Inc. ..............................         6,053,827
   263,358      J.P. Morgan Chase & Co. ....................................         9,673,139
    30,930      Janus Capital Group, Inc. ..................................           507,561
    35,623      Lehman Brothers Holdings, Inc. .............................         2,750,808
   165,250      MBNA Corp. .................................................         4,106,462
   120,970      Merrill Lynch & Co., Inc. ..................................         7,094,890
    19,280      Moody's Corp. ..............................................         1,167,404

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.2% (CONTINUED)
   140,525      Morgan Stanley..............................................    $    8,132,182
    42,036      Principal Financial Group, Inc. ............................         1,390,131
    37,447      Providian Financial Corp.+..................................           435,883
    58,146      SLM Corp. ..................................................         2,190,941
    43,036      State Street Corp. .........................................         2,241,315
    15,967      T. Rowe Price Group Inc. ...................................           756,995
----------------------------------------------------------------------------------------------
                                                                                   110,331,939
----------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.8%
    40,428      ALLTEL Corp. ...............................................         1,883,136
   101,668      AT&T Corp. .................................................         2,063,860
   238,710      BellSouth Corp. ............................................         6,755,493
    18,534      CenturyTel, Inc. ...........................................           604,579
    37,022      Citizens Communications Co.+................................           459,813
   220,416      Qwest Communications International Inc.+....................           952,197
   429,494      SBC Communications, Inc. ...................................        11,196,909
   116,534      Sprint Corp. (FON Group)....................................         1,913,488
   356,214      Verizon Communications Inc. ................................        12,495,987
----------------------------------------------------------------------------------------------
                                                                                    38,325,462
----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.2%
    80,462      The AES Corp.+..............................................           759,561
    16,272      Allegheny Energy, Inc.+.....................................           207,631
    20,979      Ameren Corp. ...............................................           965,034
    50,864      American Electric Power, Inc. ..............................         1,551,861
    52,789      Calpine Corp.+..............................................           253,915
    40,054      CenterPoint Energy, Inc. ...................................           388,123
    22,847      Cinergy Corp. ..............................................           886,692
    20,725      CMS Energy Corp.+...........................................           176,577
    29,019      Consolidated Edison, Inc. ..................................         1,248,107
    21,707      Constellation Energy Group, Inc. ...........................           850,046
    41,738      Dominion Resources, Inc. ...................................         2,664,137
    21,609      DTE Energy Co. .............................................           851,395
    41,953      Edison International........................................           920,029
    29,534      Entergy Corp. ..............................................         1,687,277
    42,036      Exelon Corp. ...............................................         2,789,509
    42,111      FirstEnergy Corp. ..........................................         1,482,307
    23,651      FPL Group, Inc. ............................................         1,547,248
    53,214      PG&E Corp.+.................................................         1,477,753
    11,864      Pinnacle West Capital Corp. ................................           474,797
    22,912      PPL Corp. ..................................................         1,002,400
    31,454      Progress Energy, Inc. ......................................         1,423,608
    29,298      Public Service Enterprise Group Inc. .......................         1,283,252
    24,103      TECO Energy, Inc. ..........................................           347,324
    94,330      The Southern Co. ...........................................         2,853,482
    41,731      TXU Corp. ..................................................           989,859
    51,410      Xcel Energy, Inc. ..........................................           872,942
----------------------------------------------------------------------------------------------
                                                                                    29,954,866
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
    25,620      American Power Conversion Corp. ............................    $      626,409
    11,794      Cooper Industries, Inc., Class A Shares.....................           683,226
    54,423      Emerson Electric Co. .......................................         3,523,889
    10,661      Power-One, Inc.+............................................           115,459
    23,858      Rockwell Automation, Inc. ..................................           849,345
     7,818      Thomas & Betts Corp.+.......................................           178,954
----------------------------------------------------------------------------------------------
                                                                                     5,977,282
----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.6%
    60,829      Agilent Technologies, Inc.+.................................         1,778,640
    38,279      Broadcom Corp., Class A Shares+.............................         1,304,931
    25,641      Jabil Circuit, Inc.+........................................           725,640
    24,781      Molex, Inc. ................................................           864,609
    16,227      PerkinElmer, Inc. ..........................................           276,995
    66,485      Sanmina-SCI Corp.+..........................................           838,376
   107,568      Solectron Corp.+............................................           635,727
    29,942      Symbol Technologies, Inc. ..................................           505,720
    11,062      Tektronix, Inc. ............................................           349,559
    21,035      Thermo Electron Corp.+......................................           530,082
    15,768      Waters Corp.+...............................................           522,867
----------------------------------------------------------------------------------------------
                                                                                     8,333,146
----------------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.8%
    43,178      Baker Hughes, Inc. .........................................         1,388,604
    20,353      BJ Services Co.+............................................           730,673
    56,409      Halliburton Co. ............................................         1,466,634
    18,971      Nabors Industries, Ltd.+....................................           787,296
    17,336      Noble Corp.+................................................           620,282
    12,416      Rowan Cos., Inc.+...........................................           287,679
    75,453      Schlumberger Ltd. ..........................................         4,128,788
    41,552      Transocean Inc.+............................................           997,664
----------------------------------------------------------------------------------------------
                                                                                    10,407,620
----------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.1%
    47,543      Albertson's, Inc. ..........................................         1,076,849
    50,904      CVS Corp. ..................................................         1,838,652
    97,416      Kroger Co.+.................................................         1,803,170
    56,990      Safeway, Inc.+..............................................         1,248,651
    17,341      SUPERVALU Inc. .............................................           495,779
    84,024      SYSCO Corp. ................................................         3,128,214
   132,581      Walgreen Co. ...............................................         4,823,297
    18,629      Winn-Dixie Stores Inc. .....................................           185,359
----------------------------------------------------------------------------------------------
                                                                                    14,599,971
----------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2%
    82,941      Archer-Daniels-Midland Co. .................................         1,262,362
    52,874      Campbell Soup Co. ..........................................         1,417,023
    69,289      ConAgra, Inc. ..............................................         1,828,537
    48,126      General Mills, Inc. ........................................         2,180,108

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.2% (CONTINUED)
    45,299      H.J. Heinz Co. .............................................    $    1,650,243
    16,829      Hershey Foods Corp. ........................................         1,295,665
    52,927      Kellogg Co. ................................................         2,015,460
    18,129      McCormick & Co., Inc. ......................................           545,683
   100,201      Sara Lee Corp. .............................................         2,175,364
    28,993      Wm. Wrigley Jr. Co. ........................................         1,629,697
----------------------------------------------------------------------------------------------
                                                                                    16,000,142
----------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.3%
    78,102      El Paso Energy Corp. .......................................           639,655
    20,561      KeySpan Corp. ..............................................           756,645
    15,934      Kinder Morgan, Inc. ........................................           941,699
     5,835      NICOR, Inc. ................................................           198,623
     4,736      Peoples Energy Corp. .......................................           199,101
    28,969      Sempra Energy...............................................           870,808
----------------------------------------------------------------------------------------------
                                                                                     3,606,531
----------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 2.0%
    27,288      Applera Corp. -- Applied Biosystems Group...................           565,134
     6,832      Bausch & Lomb, Inc. ........................................           354,581
    78,817      Baxter International, Inc. .................................         2,405,495
    32,886      Becton Dickinson & Co. .....................................         1,352,930
    33,092      Biomet, Inc. ...............................................         1,204,880
   106,304      Boston Scientific Corp.+....................................         3,907,735
     6,666      C.R. Bard, Inc. ............................................           541,613
    39,904      Guidant Corp. ..............................................         2,402,221
    31,023      IMS Health Inc. ............................................           771,232
   157,386      Medtronic, Inc. ............................................         7,650,533
     6,281      Millipore Corp.+............................................           270,397
    22,175      St. Jude Medical, Inc.+.....................................         1,360,436
    25,681      Stryker Corp. ..............................................         2,183,142
    29,260      Zimmer Holdings, Inc.+......................................         2,059,904
----------------------------------------------------------------------------------------------
                                                                                    27,030,233
----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 1.7%
    19,891      AETNA, Inc. ................................................         1,344,234
    14,477      AmerisourceBergen Corp. ....................................           812,884
    17,855      Anthem, Inc.+...............................................         1,339,125
    57,666      Cardinal Health, Inc. ......................................         3,526,853
    18,069      CIGNA Corp. ................................................         1,038,968
    10,251      Express Scripts, Inc.+......................................           680,974
    64,538      HCA Inc. ...................................................         2,772,552
    31,212      Health Management Associates, Inc., Class A Shares..........           749,088
    20,921      Humana, Inc.+...............................................           478,045
    11,536      Manor Care, Inc. ...........................................           398,800
    37,722      McKesson Corp. .............................................         1,213,140
    13,575      Quest Diagnostics Inc. .....................................           992,468
    59,550      Tenet Healthcare Corp.+.....................................           955,778

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 1.7% (CONTINUED)
    77,074      UnitedHealth Group Inc. ....................................    $    4,484,165
    18,932      WellPoint Health Networks, Inc.+............................         1,836,215
----------------------------------------------------------------------------------------------
                                                                                    22,623,289
----------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.2%
    81,289      Carnival Corp. .............................................         3,229,612
    21,426      Darden Restaurants, Inc. ...................................           450,803
    14,199      Harrah's Entertainment, Inc. ...............................           706,684
    48,866      Hilton Hotels Corp. ........................................           837,075
    44,495      International Game Technology...............................         1,588,472
    30,045      Marriott International Inc., Class A Shares.................         1,388,079
   164,487      McDonald's Corp. ...........................................         4,084,212
    50,427      Starbucks Corp.+............................................         1,667,117
    25,897      Starwood Hotels & Resorts Worldwide, Inc. ..................           931,515
    14,747      Wendy's International, Inc. ................................           578,672
    37,977      Yum! Brands, Inc.+..........................................         1,306,409
----------------------------------------------------------------------------------------------
                                                                                    16,768,650
----------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
     8,262      American Greetings Corp., Class A Shares+...................           180,690
    10,148      The Black & Decker Corp. ...................................           500,499
     7,983      Centex Corp. ...............................................           859,370
    18,838      Fortune Brands, Inc. .......................................         1,346,729
     6,003      KB HOME.....................................................           435,338
    24,972      Leggett & Platt, Inc. ......................................           540,144
    10,077      Maytag Corp. ...............................................           280,644
    35,259      Newell Rubbermaid Inc. .....................................           802,847
     7,920      Pulte Homes, Inc. ..........................................           741,470
     7,579      Snap-on Inc. ...............................................           244,347
    11,019      The Stanley Works...........................................           417,290
     7,394      Tupperware Corp. ...........................................           128,212
     8,841      Whirlpool Corp..............................................           642,299
----------------------------------------------------------------------------------------------
                                                                                     7,119,879
----------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.9%
    27,934      Clorox Co. .................................................         1,356,475
    69,525      Colgate-Palmolive Co. ......................................         3,479,726
    65,583      Kimberly-Clark Corp. .......................................         3,875,299
   167,674      The Procter & Gamble Co. ...................................        16,747,279
----------------------------------------------------------------------------------------------
                                                                                    25,458,779
----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.5%
   101,306      3M Co. .....................................................         8,614,049
 1,295,090      General Electric Co. (a)....................................        40,121,888
   111,246      Honeywell International Inc. ...............................         3,718,954
    17,494      Textron, Inc. ..............................................           998,208
   258,438      Tyco International Ltd. ....................................         6,848,607
----------------------------------------------------------------------------------------------
                                                                                    60,301,706
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
INSURANCE -- 4.6%
    35,890      ACE Ltd. ...................................................    $    1,486,564
    66,296      AFLAC, Inc. ................................................         2,398,589
    90,857      Allstate Corp. .............................................         3,908,668
    13,850      Ambac Financial Group, Inc. ................................           961,052
   337,211      American International Group, Inc. .........................        22,350,345
    40,308      Aon Corp. ..................................................           964,974
    24,214      The Chubb Corp. ............................................         1,648,973
    20,637      Cincinnati Financial Corp. .................................           864,278
    36,516      The Hartford Financial Services Group, Inc. ................         2,155,539
    18,288      Jefferson-Pilot Corp. ......................................           926,287
    37,503      John Hancock Financial Services, Inc. ......................         1,406,362
    22,928      Lincoln National Corp. .....................................           925,603
    23,838      Loews Corp. ................................................         1,178,789
    68,889      Marsh & McLennan Cos., Inc. ................................         3,299,094
    18,754      MBIA, Inc. .................................................         1,110,799
    98,356      MetLife, Inc. ..............................................         3,311,647
    12,652      MGIC Investment Corp. ......................................           720,405
    28,135      The Progressive Corp. ......................................         2,351,805
    70,588      Prudential Financial, Inc. .................................         2,948,461
    18,069      SAFECO Corp. ...............................................           703,426
    29,564      The St. Paul Cos., Inc. ....................................         1,172,213
    14,883      Torchmark Corp. ............................................           677,772
   130,343      Travelers Property Casualty Corp., Class B Shares...........         2,211,921
    38,109      UnumProvident Corp. ........................................           600,979
    17,675      XL Capital Ltd., Class A Shares.............................         1,370,696
----------------------------------------------------------------------------------------------
                                                                                    61,655,241
----------------------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.4%
    83,052      eBay Inc.+..................................................         5,364,329
----------------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.3%
    83,971      Yahoo! Inc.+................................................         3,792,970
----------------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 0.3%
    24,240      Computer Sciences Corp.+....................................         1,072,135
    61,982      Electronic Data Systems Corp. ..............................         1,521,038
    36,939      SunGard Data Systems Inc.+..................................         1,023,580
    42,376      Unisys Corp.+...............................................           629,284
----------------------------------------------------------------------------------------------
                                                                                     4,246,037
----------------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.2%
    11,889      Brunswick Corp. ............................................           378,427
    36,907      Eastman Kodak Co. ..........................................           947,403
    22,386      Hasbro, Inc. ...............................................           476,374
    56,542      Mattel, Inc. ...............................................         1,089,564
----------------------------------------------------------------------------------------------
                                                                                     2,891,768
----------------------------------------------------------------------------------------------
MACHINERY -- 1.4%
    44,534      Caterpillar Inc. ...........................................         3,697,213
     5,492      Cummins Inc. ...............................................           268,778

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
MACHINERY -- 1.4% (CONTINUED)
    19,818      Danaher Corp. ..............................................    $    1,818,302
    30,993      Deere & Co. ................................................         2,016,095
    26,035      Dover Corp. ................................................         1,034,891
     9,677      Eaton Corp. ................................................         1,044,922
    39,837      Illinois Tool Works, Inc. ..................................         3,342,723
    22,221      Ingersoll-Rand Co. Ltd., Class A Shares.....................         1,508,361
    11,992      ITT Industries, Inc. .......................................           889,926
     8,891      Navistar International Corp.+...............................           425,790
    15,146      PACCAR Inc. ................................................         1,289,228
    15,856      Pall Corp. .................................................           425,416
    15,202      Parker-Hannifin Corp. ......................................           904,519
----------------------------------------------------------------------------------------------
                                                                                    18,666,164
----------------------------------------------------------------------------------------------
MEDIA -- 4.0%
    79,494      Clear Channel Communications, Inc. .........................         3,722,704
   291,076      Comcast Corp., Class A Shares+..............................         9,567,668
    10,445      Dow Jones & Co., Inc. ......................................           520,683
    34,916      Gannett Co., Inc. ..........................................         3,113,111
    50,656      The Interpublic Group & Cos., Inc.+.........................           790,234
    10,454      Knight-Ridder, Inc. ........................................           808,826
    24,694      The McGraw-Hill Cos., Inc. .................................         1,726,604
     6,305      Meredith Corp. .............................................           307,747
    19,253      The New York Times Co., Class A Shares......................           920,101
    24,608      Omnicom Group, Inc. ........................................         2,149,017
   583,116      Time Warner Inc.+...........................................        10,490,257
    40,455      Tribune Co. ................................................         2,087,478
    41,574      Univision Communications Inc., Class A Shares+..............         1,650,072
   226,824      Viacom Inc., Class B Shares.................................        10,066,449
   264,391      The Walt Disney Co. ........................................         6,168,242
----------------------------------------------------------------------------------------------
                                                                                    54,089,193
----------------------------------------------------------------------------------------------
METALS AND MINING -- 0.7%
   109,573      Alcoa Inc. .................................................         4,163,774
    10,925      Allegheny Technologies, Inc. ...............................           144,429
    21,702      Freeport-McMoRan Copper & Gold, Inc., Class B Shares........           914,305
    55,956      Newmont Mining Corp. .......................................         2,720,021
    10,135      Nucor Corp. ................................................           567,560
    11,481      Phelps Dodge Corp.+.........................................           873,589
    13,158      United States Steel Corp. ..................................           460,793
    10,794      Worthington Industries, Inc. ...............................           194,616
----------------------------------------------------------------------------------------------
                                                                                    10,039,087
----------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.4%
    15,204      Big Lots, Inc.+.............................................           216,049
    59,135      Costco Wholesale Corp.+.....................................         2,198,639
    10,465      Dillard's, Inc., Class A Shares.............................           172,254
    42,937      Dollar General Corp. .......................................           901,248
    22,308      Family Dollar Stores, Inc. .................................           800,411
    23,943      Federated Department Stores, Inc. ..........................         1,128,434

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.4% (CONTINUED)
    34,903      J.C. Penney Co., Inc. ......................................    $      917,251
    43,976      Kohl's Corp.+...............................................         1,976,281
    37,441      The May Department Stores Co. ..............................         1,088,410
    17,530      Nordstrom, Inc. ............................................           601,279
    32,858      Sears Roebuck & Co. ........................................         1,494,710
   117,760      Target Corp. ...............................................         4,521,984
   564,824      Wal-Mart Stores, Inc. ......................................        29,963,913
----------------------------------------------------------------------------------------------
                                                                                    45,980,863
----------------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.3%
   116,739      Duke Energy Corp. ..........................................         2,387,313
    49,518      Dynegy Inc., Class A Shares+................................           211,937
    33,919      NiSource Inc. ..............................................           744,183
    66,443      The Williams Cos., Inc. ....................................           652,470
----------------------------------------------------------------------------------------------
                                                                                     3,995,903
----------------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
   102,517      Xerox Corp.+................................................         1,414,735
----------------------------------------------------------------------------------------------
OIL AND GAS -- 5.0%
    11,756      Amerada Hess Corp. .........................................           625,067
    32,292      Anadarko Petroleum Corp. ...................................         1,647,215
    20,959      Apache Corp. ...............................................         1,699,775
     8,664      Ashland, Inc. ..............................................           381,736
    25,864      Burlington Resources, Inc. .................................         1,432,348
   138,164      ChevronTexaco Corp. ........................................        11,935,988
    87,935      ConocoPhillips..............................................         5,765,898
    30,050      Devon Energy Corp. .........................................         1,720,663
    14,751      EOG Resources, Inc. ........................................           681,054
   857,962      Exxon Mobil Corp. ..........................................        35,176,442
    13,092      Kerr-McGee Corp. ...........................................           608,647
    39,966      Marathon Oil Corp. .........................................         1,322,475
    49,616      Occidental Petroleum Corp. .................................         2,095,780
    10,050      Sunoco, Inc. ...............................................           514,058
    33,480      Unocal Corp. ...............................................         1,233,068
----------------------------------------------------------------------------------------------
                                                                                    66,840,214
----------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
     7,629      Boise Cascade Corp. ........................................           250,689
    32,791      Georgia-Pacific Corp. ......................................         1,005,700
    61,843      International Paper Co. ....................................         2,666,052
    13,341      Louisiana-Pacific Corp.+....................................           238,537
    26,139      MeadWestvaco Corp. .........................................           777,635
    28,276      Weyerhaeuser Co. ...........................................         1,809,664
----------------------------------------------------------------------------------------------
                                                                                     6,748,277
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.6%
     7,618      Alberto Culver Co., Class B Shares..........................    $      480,543
    30,486      Avon Products, Inc. ........................................         2,057,500
   131,933      The Gillette Co. ...........................................         4,845,899
----------------------------------------------------------------------------------------------
                                                                                     7,383,942
----------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 8.4%
   201,952      Abbott Laboratories.........................................         9,410,963
    16,870      Allergan, Inc. .............................................         1,295,785
   250,777      Bristol-Myers Squibb Co. ...................................         7,172,222
   145,075      Eli Lilly & Co. ............................................        10,203,125
    47,145      Forest Laboratories, Inc.+..................................         2,913,561
   383,619      Johnson & Johnson...........................................        19,817,758
    31,307      King Pharmaceuticals, Inc.+.................................           477,745
    35,088      Medco Health Solutions, Inc.+...............................         1,192,641
   289,540      Merck & Co. Inc. ...........................................        13,376,748
 1,006,464      Pfizer Inc. ................................................        35,558,373
   190,350      Schering-Plough Corp. ......................................         3,310,186
    13,973      Watson Pharmaceuticals, Inc.+...............................           642,758
   172,040      Wyeth.......................................................         7,303,098
----------------------------------------------------------------------------------------------
                                                                                   112,674,963
----------------------------------------------------------------------------------------------
REAL ESTATE -- 0.4%
    12,200      Apartment Investment & Management Co., Class A Shares.......           420,900
    51,794      Equity Office Properties Trust..............................         1,483,898
    35,209      Equity Residential Properties Trust.........................         1,039,018
    23,776      Plum Creek Timber Co., Inc. ................................           723,979
    23,058      ProLogis....................................................           739,931
    24,790      Simon Property Group, Inc. .................................         1,148,769
----------------------------------------------------------------------------------------------
                                                                                     5,556,495
----------------------------------------------------------------------------------------------
ROAD AND RAIL -- 0.5%
    48,028      Burlington Northern Santa Fe Corp. .........................         1,553,706
    27,513      CSX Corp. ..................................................           988,817
    50,419      Norfolk Southern Corp. .....................................         1,192,409
    32,987      Union Pacific Corp. ........................................         2,291,937
----------------------------------------------------------------------------------------------
                                                                                     6,026,869
----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.0%
    44,703      Advanced Micro Devices, Inc.+...............................           666,075
    49,514      Altera Corp.+...............................................         1,123,968
    47,258      Analog Devices, Inc.+.......................................         2,157,328
   214,203      Applied Materials, Inc.+....................................         4,808,857
    39,907      Applied Micro Circuits Corp.+...............................           238,644
   841,601      Intel Corp. ................................................        27,099,552
    24,523      KLA-Tencor Corp.+...........................................         1,438,764
    40,460      Linear Technology Corp. ....................................         1,702,152
    48,348      LSI Logic Corp.+............................................           428,847
    41,897      Maxim Integrated Products, Inc. ............................         2,086,471
    78,997      Micron Technology, Inc.+....................................         1,064,090

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.0% (CONTINUED)
    23,799      National Semiconductor Corp.+...............................    $      937,919
    19,494      Novellus Systems, Inc.+.....................................           819,723
    21,829      PMC-Sierra, Inc.+...........................................           439,854
    12,152      QLogic Corp.+...............................................           627,043
    24,143      Teradyne, Inc.+.............................................           614,439
   223,952      Texas Instruments Inc. .....................................         6,579,710
    44,218      Xilinx, Inc.+...............................................         1,713,005
----------------------------------------------------------------------------------------------
                                                                                    54,546,441
----------------------------------------------------------------------------------------------
SOFTWARE -- 4.6%
    30,121      Adobe Systems, Inc. ........................................         1,183,755
    14,676      Autodesk, Inc. .............................................           360,736
    29,257      BMC Software, Inc.+.........................................           545,643
    21,212      Citrix Systems, Inc.+.......................................           449,907
    74,742      Computer Associates International, Inc. ....................         2,043,446
    49,898      Compuware Corp.+............................................           301,384
    38,153      Electronic Arts Inc.+.......................................         1,822,950
    26,554      Intuit Inc.+................................................         1,404,972
    11,074      Mercury Interactive Corp.+..................................           538,639
 1,398,096      Microsoft Corp. ............................................        38,503,564
    48,503      Novell, Inc.+...............................................           510,252
   676,747      Oracle Corp.+...............................................         8,933,060
    33,313      Parametric Technology, Inc.+................................           131,253
    47,342      PeopleSoft, Inc.+...........................................         1,079,398
    64,203      Siebel Systems, Inc.+.......................................           890,496
    39,228      Symantec Corp.+.............................................         1,359,250
    55,142      VERITAS Software Corp.+.....................................         2,049,077
----------------------------------------------------------------------------------------------
                                                                                    62,107,782
----------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.4%
    35,907      AutoNation, Inc.+...........................................           659,612
    11,560      AutoZone, Inc.+.............................................           985,028
    38,168      Bed Bath and Beyond Inc.+...................................         1,654,583
    41,785      Best Buy Co., Inc. .........................................         2,182,848
    27,478      Circuit City Stores, Inc. ..................................           278,352
   115,742      The Gap, Inc. ..............................................         2,686,372
   297,187      The Home Depot, Inc. .......................................        10,547,167
    67,257      Limited Brands..............................................         1,212,644
   101,401      Lowe's Cos., Inc. ..........................................         5,616,601
    40,187      Office Depot, Inc.+.........................................           671,525
    21,258      RadioShack Corp. ...........................................           652,195
    19,060      The Sherwin-Williams Co. ...................................           662,144
    63,289      Staples, Inc.+..............................................         1,727,790
    18,716      Tiffany & Co................................................           845,963
    66,199      The TJX Cos., Inc. .........................................         1,459,688
    27,843      Toys "R" Us, Inc.+..........................................           351,936
----------------------------------------------------------------------------------------------
                                                                                    32,194,448
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                             EQUITY INDEX PORTFOLIO

  SHARES                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
TEXTILES AND APPAREL -- 0.3%
    16,298      Jones Apparel Group, Inc. ..................................    $      574,179
    14,108      Liz Claiborne, Inc. ........................................           500,270
    34,169      NIKE Inc., Class B Shares...................................         2,339,210
     7,595      Reebok International Ltd. ..................................           298,635
    14,012      VF Corp. ...................................................           605,879
----------------------------------------------------------------------------------------------
                                                                                     4,318,173
----------------------------------------------------------------------------------------------
TOBACCO -- 1.2%
   262,288      Altria Group, Inc. .........................................        14,273,713
    10,815      R.J. Reynolds Tobacco Holdings, Inc. .......................           628,892
    21,422      UST Inc. ...................................................           764,551
----------------------------------------------------------------------------------------------
                                                                                    15,667,156
----------------------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
    22,675      Genuine Parts Co. ..........................................           752,810
    11,801      W.W. Grainger, Inc. ........................................           559,249
----------------------------------------------------------------------------------------------
                                                                                     1,312,059
----------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
   350,580      AT&T Wireless Services Inc.+................................         2,801,134
   142,019      Nextel Communications, Inc., Class A Shares+................         3,985,053
   133,329      Sprint Corp. (PCS Group)+...................................           749,309
----------------------------------------------------------------------------------------------
                                                                                     7,535,496
----------------------------------------------------------------------------------------------
                TOTAL COMMON STOCK (Cost -- $1,385,603,059).................     1,330,390,382
----------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.3%
----------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.2%
$3,335,000      United States Treasury Bill, due 3/18/04 (b)
                (Cost -- $3,328,651)........................................         3,328,651
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
14,382,000      Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at
                  maturity -- $14,382,655; (Fully collateralized by U.S.
                  Treasury Notes and Bonds, 6.125% to 8.125% due 8/15/07 to
                  2/15/23; Market value -- $14,669,681)
                  (Cost -- $14,382,000).....................................        14,382,000
----------------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS (Cost -- $17,710,651)..........        17,710,651
----------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100.0% (Cost -- $1,403,313,710*).......    $1,348,101,033
----------------------------------------------------------------------------------------------

 +  Non-income producing security.
(a) All or a portion of this security is segregated for open futures contracts commitments.
(b) All or a portion of this security is held as collateral for open futures contracts commitments.
 *  Aggregate cost for Federal income tax purposes is $1,404,062,098.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 99.8%
---------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.6%
  4,070      The Boeing Co. .............................................    $  171,510
  1,700      Lockheed Martin Corp. ......................................        87,380
---------------------------------------------------------------------------------------
                                                                                258,890
---------------------------------------------------------------------------------------
BANKS -- 10.8%
  1,720      Bank of America Corp. ......................................       138,340
  5,390      The Bank of New York Co., Inc. .............................       178,517
  2,720      Bank One Corp. .............................................       124,005
  1,330      Comerica Inc. ..............................................        74,560
  1,590      Fifth Third Bancorp.........................................        93,969
  2,710      FleetBoston Financial Corp. ................................       118,292
  3,560      U.S. Bancorp................................................       106,017
  1,120      Wachovia Corp. .............................................        52,181
  3,030      Wells Fargo & Co. ..........................................       178,437
---------------------------------------------------------------------------------------
                                                                              1,064,318
---------------------------------------------------------------------------------------
BEVERAGES -- 1.5%
  3,130      PepsiCo, Inc. ..............................................       145,921
---------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.4%
  2,188      Amgen Inc.+.................................................       135,218
---------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.7%
    730      American Standard Cos. Inc.+................................        73,511
---------------------------------------------------------------------------------------
CHEMICALS -- 0.3%
  2,420      Millennium Chemicals Inc.+..................................        30,686
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 2.5%
  1,500      Avery Dennison Corp. .......................................        84,030
  3,040      Paychex, Inc. ..............................................       113,088
  1,670      Waste Management, Inc. .....................................        49,432
---------------------------------------------------------------------------------------
                                                                                246,550
---------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.7%
 18,300      ADC Telecommunications, Inc.+...............................        54,351
  6,650      Cisco Systems, Inc.+........................................       161,528
  3,770      Motorola, Inc. .............................................        53,044
---------------------------------------------------------------------------------------
                                                                                268,923
---------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.7%
  4,160      Dell Inc.+..................................................       141,274
  5,570      Hewlett-Packard Co. ........................................       127,943
---------------------------------------------------------------------------------------
                                                                                269,217
---------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.5%
  2,830      Smurfit-Stone Container Corp.+..............................        52,553
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 5.5%
  1,770      American Express Co. .......................................    $   85,367
    900      Freddie Mac.................................................        52,488
  1,460      The Goldman Sachs Group, Inc. ..............................       144,146
  2,250      J.P. Morgan Chase & Co. ....................................        82,642
  3,190      MBNA Corp. .................................................        79,272
  1,710      Merrill Lynch & Co., Inc. ..................................       100,292
---------------------------------------------------------------------------------------
                                                                                544,207
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.7%
  2,270      FirstEnergy Corp. ..........................................        79,904
  1,920      Progress Energy, Inc. ......................................        86,899
---------------------------------------------------------------------------------------
                                                                                166,803
---------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.7%
  4,510      Flextronics International Ltd.+.............................        66,928
---------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.5%
  2,960      ENSCO International Inc. ...................................        80,423
  2,790      GlobalSantaFe Corp. ........................................        69,276
---------------------------------------------------------------------------------------
                                                                                149,699
---------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.2%
  5,630      Safeway Inc.+...............................................       123,353
---------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.5%
  1,300      Kellogg Co. ................................................        49,504
---------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 1.2%
  1,930      Guidant Corp. ..............................................       116,186
---------------------------------------------------------------------------------------
HOTELS RESTAURANTS AND LEISURE -- 2.0%
  5,570      McDonald's Corp. ...........................................       138,303
  1,570      MGM MIRAGE+.................................................        59,048
---------------------------------------------------------------------------------------
                                                                                197,351
---------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.8%
  3,290      Newell Rubbermaid Inc. .....................................        74,913
---------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.7%
  2,600      Kimberly-Clark Corp. .......................................       153,634
  1,120      The Procter & Gamble Co. ...................................       111,866
---------------------------------------------------------------------------------------
                                                                                265,500
---------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 5.6%
  9,040      General Electric Co. .......................................       280,059
  3,290      Honeywell International, Inc. ..............................       109,985
  6,090      Tyco International Ltd. ....................................       161,385
---------------------------------------------------------------------------------------
                                                                                551,429
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
INSURANCE -- 3.0%
  2,730      American International Group, Inc. .........................    $  180,944
     23      Berkshire Hathaway Inc., Class B Shares+....................        64,745
  1,050      Marsh & McLennan Cos., Inc. ................................        50,284
---------------------------------------------------------------------------------------
                                                                                295,973
---------------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 1.3%
  3,890      InterActiveCorp+............................................       131,988
---------------------------------------------------------------------------------------
IT CONSULTING AND SERVICES -- 1.3%
  5,340      Electronic Data Systems Corp. ..............................       131,044
---------------------------------------------------------------------------------------
MACHINERY -- 2.2%
    790      Eaton Corp. ................................................        85,304
  1,920      Navistar International Corp.+...............................        91,949
    470      PACCAR Inc. ................................................        40,006
---------------------------------------------------------------------------------------
                                                                                217,259
---------------------------------------------------------------------------------------
MEDIA -- 5.1%
  3,290      Comcast Corp., Class A Shares+..............................       108,142
  3,180      Comcast Corp., Special Class A Shares+......................        99,470
  5,917      Liberty Media Corp., Class A Shares+........................        70,353
  2,420      The News Corp. Ltd., Preferred Shares, Sponsored ADR........        73,205
  3,350      Viacom Inc., Class B Shares.................................       148,673
---------------------------------------------------------------------------------------
                                                                                499,843
---------------------------------------------------------------------------------------
METALS AND MINING -- 2.9%
  5,460      Alcoa Inc. .................................................       207,480
  3,440      Barrick Gold Corp. .........................................        78,122
---------------------------------------------------------------------------------------
                                                                                285,602
---------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.2%
  3,130      Costco Wholesale Corp.+.....................................       116,373
---------------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.5%
  2,280      NiSource Inc. ..............................................        50,023
---------------------------------------------------------------------------------------
OIL AND GAS -- 5.8%
  1,590      ChevronTexaco Corp. ........................................       137,360
  6,700      Exxon Mobil Corp. ..........................................       274,700
  1,700      Total SA, Sponsored ADR.....................................       157,267
---------------------------------------------------------------------------------------
                                                                                569,327
---------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 2.0%
  1,080      Bowater Inc. ...............................................        50,015
  3,130      International Paper Co. ....................................       134,934
    970      Louisiana-Pacific Corp.+....................................        17,344
---------------------------------------------------------------------------------------
                                                                                202,293
---------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.2%
  2,900      The Estee Lauder Cos., Inc., Class A Shares.................       113,854
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.0%
  8,400      Elan Corp. PLC, Sponsored ADR+..............................    $   57,876
  1,040      GlaxoSmithKline PLC, Sponsored ADR..........................        48,485
  1,590      Johnson & Johnson...........................................        82,139
 10,220      Pfizer Inc. ................................................       361,073
  8,170      Schering-Plough Corp. ......................................       142,076
  3,500      Teva Pharmaceutical Industries Ltd., Sponsored ADR..........       198,485
---------------------------------------------------------------------------------------
                                                                                890,134
---------------------------------------------------------------------------------------
REAL ESTATE -- 0.3%
    780      iStar Financial Inc. .......................................        30,342
---------------------------------------------------------------------------------------
ROAD AND RAIL -- 0.6%
  1,010      Canadian National Railway Co. ..............................        63,913
---------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 3.7%
    900      Applied Materials, Inc.+....................................        20,205
  4,130      Infineon Technologies AG, Sponsored ADR+....................        56,622
  7,120      Intel Corp. ................................................       229,264
  2,310      STMicroelectronics N.V., NY Registered Shares...............        62,393
---------------------------------------------------------------------------------------
                                                                                368,484
---------------------------------------------------------------------------------------
SOFTWARE -- 5.3%
  4,650      BMC Software, Inc.+.........................................        86,722
 10,520      Microsoft Corp. ............................................       289,721
  4,660      Oracle Corp.+...............................................        61,512
  2,170      VERITAS Software Corp.+.....................................        80,637
---------------------------------------------------------------------------------------
                                                                                518,592
---------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 3.6%
  4,910      Best Buy Co., Inc. .........................................       256,498
  2,680      The Home Depot, Inc. .......................................        95,113
---------------------------------------------------------------------------------------
                                                                                351,611
---------------------------------------------------------------------------------------
TOBACCO -- 0.9%
  1,580      Altria Group, Inc. .........................................        85,984
---------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
  9,930      AT&T Wireless Services Inc.+................................        79,341
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $8,135,233).....................     9,853,640
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

 FACE
AMOUNT                                 SECURITY                                VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
$20,000      Merrill Lynch & Co., Inc. 0.820% due 1/2/04; Proceeds at
               maturity -- $20,001 (Fully collateralized by U.S. Treasury
               Notes and Bonds, 6.125% to 8.125% due 8/15/07 to 2/15/23;
               Market value -- $20,400 (Cost -- $20,000).................    $   20,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $8,155,233*).......................................    $9,873,640
---------------------------------------------------------------------------------------

 +   Non-income producing security.
 *   Aggregate cost for Federal income tax purposes is
     $8,260,421.

     Abbreviation used in this schedule:
     -----------------------------------
     ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK -- 89.4%
-------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.0%
     6,850      L-3 Communications Holdings, Inc.+..........................    $   351,816
-------------------------------------------------------------------------------------------
BANKS -- 2.9%
    13,387      New York Community Bancorp, Inc. ...........................        509,375
-------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 22.0%
     6,420      Alkermes, Inc.+.............................................         86,670
    12,800      Amgen Inc.+.................................................        791,040
    15,650      Biogen Idec Inc.+...........................................        575,607
     2,600      CancerVax Corp.+............................................         24,700
    14,875      Chiron Corp.+...............................................        847,726
     2,150      Genentech, Inc.+............................................        201,175
    12,648      Genzyme Corp.+..............................................        624,052
     8,228      ImClone Systems Inc.+.......................................        326,322
     8,200      Isis Pharmaceuticals, Inc.+.................................         53,300
    13,246      Millennium Pharmaceuticals, Inc.+...........................        247,303
     4,860      Nanogen, Inc.+..............................................         43,789
     6,410      Vertex Pharmaceuticals Inc.+................................         65,574
-------------------------------------------------------------------------------------------
                                                                                  3,887,258
-------------------------------------------------------------------------------------------
COMMINGLED FUND -- 0.4%
     2,000      Nasdaq-100 Index Tracking Stock.............................         72,920
-------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 3.2%
    14,700      C-COR.net Corp.+............................................        163,611
     2,200      DSP Group, Inc.+............................................         54,802
    16,500      Motorola, Inc. .............................................        232,155
     7,000      Nokia Oyj, Sponsored ADR....................................        119,000
-------------------------------------------------------------------------------------------
                                                                                    569,568
-------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 4.1%
     3,500      Drexler Technology Corp.+...................................         47,845
    38,162      Maxtor Corp.+...............................................        423,598
    31,500      Quantum Corp.+..............................................         98,280
     2,500      SanDisk Corp.+..............................................        152,850
-------------------------------------------------------------------------------------------
                                                                                    722,573
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 8.3%
    10,850      Lehman Brothers Holdings Inc. ..............................        837,837
    10,550      Merrill Lynch & Co., Inc. ..................................        618,758
        50      National Financial Partners Corp. ..........................          1,378
-------------------------------------------------------------------------------------------
                                                                                  1,457,973
-------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
     1,000      AT&T Corp. .................................................         20,300
-------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.1%
     5,750      Excel Technology, Inc.+.....................................        188,945
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 4.6%
     7,600      Core Laboratories N.V.+.....................................    $   126,844
    13,250      Grant Prideco, Inc.+........................................        172,515
    14,050      Weatherford International Ltd.+.............................        505,800
-------------------------------------------------------------------------------------------
                                                                                    805,159
-------------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT AND SUPPLIES -- 0.2%
     1,400      Biosite Inc.+...............................................         40,530
-------------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS AND SERVICES -- 5.1%
    15,460      UnitedHealth Group Inc......................................        899,463
-------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.0%
    20,234      Tyco International Ltd......................................        536,201
-------------------------------------------------------------------------------------------
MACHINERY -- 0.7%
     4,500      Pall Corp...................................................        120,735
-------------------------------------------------------------------------------------------
MEDIA -- 12.4%
    17,220      Cablevision Systems -- NY Group, Class A Shares+............        402,776
     1,617      Comcast Corp., Class A Shares+..............................         53,151
    17,225      Comcast Corp., Special Class A Shares+......................        538,798
    35,200      Liberty Media Corp., Class A Shares+........................        418,528
    26,800      Time Warner Inc.+...........................................        482,132
     5,153      Viacom Inc., Class B Shares.................................        228,690
     5,600      World Wrestling Entertainment, Inc..........................         73,360
-------------------------------------------------------------------------------------------
                                                                                  2,197,435
-------------------------------------------------------------------------------------------
OIL AND GAS -- 1.3%
     4,400      Anadarko Petroleum Corp.....................................        224,444
-------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 10.1%
    13,780      Forest Laboratories, Inc.+..................................        851,604
     4,800      Johnson & Johnson...........................................        247,968
    11,000      King Pharmaceuticals, Inc.+.................................        167,860
     1,500      Pfizer Inc..................................................         52,995
    16,900      SICOR Inc.+.................................................        459,680
-------------------------------------------------------------------------------------------
                                                                                  1,780,107
-------------------------------------------------------------------------------------------
REAL ESTATE -- 0.0%
         3      Corrections Corp. of America+...............................             86
-------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 5.6%
     6,500      Cirrus Logic, Inc.+.........................................         49,855
     1,500      Cree, Inc.+.................................................         26,535
     9,425      Intel Corp..................................................        303,485
    20,655      Micron Technology, Inc.+....................................        278,223
     8,800      RF Micro Devices, Inc.+.....................................         88,440
     5,400      Standard Microsystems Corp.+................................        136,620
     3,900      Teradyne, Inc.+.............................................         99,255
-------------------------------------------------------------------------------------------
                                                                                    982,413
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003

                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

  SHARES                                  SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
SOFTWARE -- 0.9%
     2,000      Advent Software, Inc.+......................................    $    34,860
     1,000      Autodesk, Inc...............................................         24,580
     3,800      Microsoft Corp..............................................        104,652
-------------------------------------------------------------------------------------------
                                                                                    164,092
-------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
    32,030      AT&T Wireless Services Inc.+................................        255,920
-------------------------------------------------------------------------------------------
                TOTAL COMMON STOCK (Cost -- $16,547,663)....................     15,787,313
-------------------------------------------------------------------------------------------
 FACE
AMOUNT                                     SECURITY                                 VALUE
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.6%
$1,871,000      Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at
                maturity -- $1,871,085;(Fully collateralized by U.S.
                Treasury Notes and Bonds, 6.125% to 8.125% due   8/15/07 to
                2/15/23; Market value -- $1,908,425) (Cost -- $1,871,000)...      1,871,000
-------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100.0%
                (Cost -- $18,418,663*)......................................    $17,658,313
-------------------------------------------------------------------------------------------

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is
     $18,422,418.

  Abbreviation used in this schedule:
  -----------------------------------
  ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
------------------------------------------------------------------------------------------------
AUSTRALIA -- 0.8%
         1,000          Macquarie Bank Ltd. ........................................  $   26,775
------------------------------------------------------------------------------------------------
CANADA -- 1.0%
         3,700          Patheon, Inc.+* ............................................      33,325
------------------------------------------------------------------------------------------------
DENMARK -- 1.1%
           930          Novo Nordisk A/S, Class B Shares............................      37,844
------------------------------------------------------------------------------------------------
FINLAND -- 2.5%
         5,000          Nokia Oyj...................................................      84,906
------------------------------------------------------------------------------------------------
FRANCE -- 6.3%
         2,500          Altran Technologies S.A.+ ..................................      32,223
         5,000          Axa.........................................................     106,907
           800          Total S.A., Sponsored ADR...................................      74,008
------------------------------------------------------------------------------------------------
                                                                                         213,138
------------------------------------------------------------------------------------------------
GERMANY -- 5.1%
         1,100          Altana AG...................................................      66,040
           800          BASF AG, Sponsored ADR......................................      44,600
         1,500          SAP AG, Sponsored ADR.......................................      62,340
------------------------------------------------------------------------------------------------
                                                                                         172,980
------------------------------------------------------------------------------------------------
HONG KONG -- 4.0%
        14,000          Hutchinson Whampoa Ltd. ....................................     102,785
        25,000          Johnson Electric Holdings Ltd. .............................      31,718
------------------------------------------------------------------------------------------------
                                                                                         134,503
------------------------------------------------------------------------------------------------
IRELAND -- 7.6%
         5,200          Bank of Ireland.............................................      70,890
         2,513          CRH PLC.....................................................      51,539
        10,000          Irish Continental Group PLC.................................     134,815
------------------------------------------------------------------------------------------------
                                                                                         257,244
------------------------------------------------------------------------------------------------
ITALY -- 1.0%
         4,000          Saipem S.p.A................................................      32,305
------------------------------------------------------------------------------------------------
JAPAN -- 18.0%
         3,000          Ajinomoto Co., Inc. ........................................      34,527
         2,000          Canon Inc. .................................................      93,154
         5,000          Dowa Mining Co., Ltd. ......................................      26,882
         2,000          Honda Motor Co., Ltd., Sponsored ADR........................      45,000
           400          Hoya Corp. .................................................      36,739
         2,000          Ito-Yokado Co., Ltd. .......................................      62,911
             6          Mitsubishi Tokyo Financial Group, Inc. .....................      46,819
         1,400          NTT DoCoMo, Inc., Sponsored ADR.............................      32,060
           300          Rohm Co. Ltd. ..............................................      35,171
         3,000          Sharp Corp. ................................................      47,351
         5,000          Terumo Corp. ...............................................      94,974

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
JAPAN -- 18.0% (CONTINUED)
         5,000          Toppan Printing Co., Ltd. ..................................  $   52,037
------------------------------------------------------------------------------------------------
                                                                                         607,625
------------------------------------------------------------------------------------------------
MEXICO -- 4.0%
        50,000          Wal-Mart de Mexico S.A. de CV...............................     133,710
------------------------------------------------------------------------------------------------
NETHERLANDS -- 3.2%
         1,000          Heineken N.V. ..............................................      38,038
         1,300          Royal Dutch Petroleum Co. ..................................      68,466
------------------------------------------------------------------------------------------------
                                                                                         106,504
------------------------------------------------------------------------------------------------
NORWAY -- 1.8%
        10,000          Tomra Systems ASA...........................................      60,156
------------------------------------------------------------------------------------------------
SINGAPORE -- 9.3%
         6,000          DBS Group Holdings Ltd. ....................................      51,934
         5,000          Singapore Airlines Ltd. ....................................      32,974
        10,000          Singapore Press Holdings Ltd. ..............................     111,288
        10,000          Venture Manufacturing Ltd. .................................     117,765
------------------------------------------------------------------------------------------------
                                                                                         313,961
------------------------------------------------------------------------------------------------
SPAIN -- 3.4%
         9,000          Indra Sistemas S.A. ........................................     115,323
------------------------------------------------------------------------------------------------
SWITZERLAND -- 8.8%
         3,500          Mettler-Toledo International Inc.+..........................     147,735
           300          Nestle S.A. ................................................      74,921
         1,100          UBS AG......................................................      75,301
------------------------------------------------------------------------------------------------
                                                                                         297,957
------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 20.8%
         2,800          BOC Group PLC...............................................      42,659
         7,800          BP PLC......................................................      63,073
        25,000          Capita Group PLC............................................     108,442
         7,000          Compass Group PLC...........................................      47,482
         3,000          Diageo PLC..................................................      39,360
         2,000          GlaxoSmithKline PLC.........................................      45,697
         2,300          HBOS PLC....................................................      29,704
           800          HSBC Holdings PLC, Sponsored ADR............................      63,056
         8,865          Kingfisher PLC..............................................      44,069
        40,000          Serco Group PLC.............................................     122,812
        12,373          Tesco PLC...................................................      56,928
         3,700          WPP Group PLC...............................................      36,227
------------------------------------------------------------------------------------------------
                                                                                         699,509
------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $2,510,698).....................   3,327,765
================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2003
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

        FACE
       AMOUNT                                     SECURITY                              VALUE
------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
       $43,000          Merrill Lynch & Co., Inc., 0.820% due 1/2/04; Proceeds at
                        maturity -- $43,002;   (Fully collateralized by U.S.
                        Treasury Notes and Bonds, 6.125% to 8.125% due 8/15/07 to
                        2/15/23; Market value -- $43,860) (Cost -- $43,000).........  $   43,000
------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100.0%
                        (Cost -- $2,553,698**)......................................  $3,370,765
------------------------------------------------------------------------------------------------

 + Non-income producing security.
 * All or a portion of this security is segregated for open foreign currency contracts.
** Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:

   ADR -- American Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.
D            --   Bonds rated "D" are in default, and payment of interest
                  and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C            --   Bonds rated "C" are the lowest rated class of bonds, and
                  issues so rated can be regarded as having extremely poor
                  prospects of ever attaining any real investment standing.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES

                                                                                DIVERSIFIED
                                                                   MONEY         STRATEGIC
                                                                   MARKET          INCOME
                                                                    FUND         PORTFOLIO
--------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................      $755,860      $ 87,887,658
  Short-term investments, at cost...........................            --        23,212,000
  Foreign currency, at cost.................................            --                --
============================================================================================
  Investments, at value.....................................      $755,860      $ 92,265,273
  Short-term investments, at value..........................            --        23,212,000
  Foreign currency, at value................................            --                --
  Cash......................................................           293                34
  Receivable from manager...................................         3,573                --
  Receivable for securities sold............................            --                --
  Dividends and interest receivable.........................             1         1,424,374
  Receivable for Fund shares sold...........................            --            11,339
  Receivable from broker - variation margin.................            --                --
  Receivable for open forward foreign currency contracts
     (Note 6)...............................................            --             3,766
  Prepaid expenses..........................................            --             8,197
--------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       759,727       116,924,983
============================================================================================
LIABILITIES:
  Payable for Fund shares reacquired........................         1,019           180,433
  Dividends payable.........................................           232                --
  Bank overdraft............................................            --                --
  Payable for securities purchased..........................            --        21,935,000
  Payable for open forward foreign currency contracts
     Note 6)................................................            --           149,684
  Investment advisory fees payable..........................            --            35,827
  Administration fees payable...............................            --            15,923
  Payable to broker - variation margin......................            --             6,406
  Distribution plan fees payable............................            --                --
  Accrued expenses..........................................        25,938            29,439
--------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................        27,189        22,352,712
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $732,538      $ 94,572,271
============================================================================================
NET ASSETS:
  Par value of shares of beneficial interest................      $    733      $     10,336
  Capital paid in excess of par value.......................       731,805       101,069,160
  Undistributed (overdistributed) net investment income.....            --          (458,348)
  Accumulated net investment loss...........................            --                --
  Accumulated net realized loss from investment transactions
     and futures contracts..................................            --       (10,237,980)
  Net unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currencies...............            --         4,189,103
--------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $732,538      $ 94,572,271
============================================================================================
SHARES OUTSTANDING:
  Class I Shares............................................       732,538        10,336,465
  Class II Shares...........................................            --                --
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................         $1.00             $9.15
  Class II Shares...........................................            --                --
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

-----------------------------------------------------------
                                          DECEMBER 31, 2003

      ALL CAP         EQUITY         GROWTH       EMERGING     INTERNATIONAL
       VALUE          INDEX         & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO         FUND          FUND           FUND
----------------------------------------------------------------------------
    $ 4,743,002   $1,385,603,059   $ 8,135,233   $16,547,663    $2,510,698
             --       17,710,651        20,000     1,871,000        43,000
             --               --            --            --        12,804
============================================================================
    $ 5,321,514   $1,330,390,382   $ 9,853,640   $15,787,313    $3,327,765
             --       17,710,651        20,000     1,871,000        43,000
             --               --            --            --        13,048
             --          231,892           978           655           852
             --               --            --            --            --
         85,351               --            --            --            --
          7,895        1,786,742        12,844         1,698         7,201
         33,361          461,385        48,223        39,472            --
             --           50,545            --            --            --
             --               --            --            --           113
            294            8,107         1,753         1,737            --
----------------------------------------------------------------------------
      5,448,415    1,350,639,704     9,937,438    17,701,875     3,391,979
----------------------------------------------------------------------------
            152           53,657        15,324         9,957         4,636
             --               --            --            --            --
         62,577               --            --            --            --
         13,031               --        25,519       555,920        31,334
             --               --            --            --            57
          2,745          276,677         3,695        10,207         2,340
            892           66,402         1,642         2,722           551
             --               --            --            --            --
             --           11,557            --           446            --
         17,875          133,668        21,387        20,042        26,338
----------------------------------------------------------------------------
         97,272          541,961        67,567       599,294        65,256
----------------------------------------------------------------------------
    $ 5,351,143   $1,350,097,743   $ 9,869,871   $17,102,581    $3,326,723
============================================================================
    $     1,563   $       49,803   $     2,161   $       881    $      469
      6,169,966    1,443,793,961     9,575,457    18,967,919     2,531,211
             --          576,121           968            --            --
         (1,716)              --            --        (1,373)       (1,293)
     (1,397,182)     (39,550,570)   (1,427,124)   (1,104,496)      (21,620)
        578,512      (54,771,572)    1,718,409      (760,350)      817,956
----------------------------------------------------------------------------
    $ 5,351,143   $1,350,097,743   $ 9,869,871   $17,102,581    $3,326,723
============================================================================
      1,563,302       44,926,217     2,161,366       600,470       468,512
             --        4,876,747            --       280,054            --
----------------------------------------------------------------------------
          $3.42           $27.11         $4.57        $19.46         $7.10
             --           $27.13            --        $19.35            --
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $ 12,743         $5,565,955
  Dividends.................................................             --              4,121
  Less: Foreign withholding tax.............................             --                 --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................         12,743          5,570,076
-----------------------------------------------------------------------------------------------
EXPENSES:
  Audit and legal...........................................         22,208             20,746
  Custody...................................................         20,003             39,206
  Shareholder communications (Note 13)......................          6,925             18,362
  Investment advisory fees (Note 3).........................          3,351            386,158
  Administration fees (Note 3)..............................          2,233            171,626
  Shareholder servicing fees (Note 13)......................          1,908              4,651
  Trustees' fees............................................          1,472              3,700
  Distribution plan fees (Note 13)..........................             --                 --
  License fee...............................................             --                 --
  Other.....................................................          1,825              4,517
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         59,925            648,966
  Less: Investment advisory and administration fee waiver
        and expense reimbursement (Note 3)..................        (49,284)                --
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         10,641            648,966
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................          2,102          4,921,110
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 6):
  Realized Gain (Loss) From:
     Investment transactions................................             --          1,863,518
     Futures contracts......................................             --            110,354
     Foreign currency transactions..........................             --           (783,862)
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................             --          1,190,010
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) From:
     Investments............................................             --          3,192,882
     Foreign currencies.....................................             --            110,309
-----------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......             --          3,303,191
-----------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES................................................             --          4,493,201
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................       $  2,102         $9,414,311
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

---------------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 2003

     ALL CAP            EQUITY            GROWTH          EMERGING        INTERNATIONAL
      VALUE             INDEX            & INCOME          GROWTH            EQUITY
       FUND           PORTFOLIO            FUND             FUND              FUND
---------------------------------------------------------------------------------------
    $      280       $    440,629       $    2,049       $    7,621         $  1,024
        66,317         18,950,100          126,178           30,152           69,641
          (508)                --           (1,332)            (319)          (7,095)
---------------------------------------------------------------------------------------
        66,089         19,390,729          126,895           37,454           63,570
---------------------------------------------------------------------------------------
        20,264             30,975           20,417           20,463           20,708
        12,300             68,043           18,684           12,364           17,463
         6,027            116,899            5,028           15,952            5,244
        22,279          2,722,593           35,080           70,617           26,560
         9,902            653,422           15,591           18,831            6,249
            58             10,007               85              114               60
         1,823             24,283            2,026            2,164            2,187
            --            258,554               --            3,841               --
            --            108,904               --               --               --
         2,167             17,825            2,087            3,804            2,775
---------------------------------------------------------------------------------------
        74,820          4,011,505           98,998          148,150           81,246
            --                 --               --               --               --
---------------------------------------------------------------------------------------
        74,820          4,011,505           98,998          148,150           81,246
---------------------------------------------------------------------------------------
        (8,731)        15,379,224           27,897         (110,696)         (17,676)
---------------------------------------------------------------------------------------
      (243,221)        (2,674,530)        (309,233)          34,057          239,118
            --          7,897,054               --               --               --
          (243)                --               --               --            3,011
---------------------------------------------------------------------------------------
      (243,464)         5,222,524         (309,233)          34,057          242,129
---------------------------------------------------------------------------------------
     1,851,389        260,858,767        2,397,880        3,179,928          473,249
            --                 --                2               --             (302)
---------------------------------------------------------------------------------------
     1,851,389        260,858,767        2,397,882        3,179,928          472,947
---------------------------------------------------------------------------------------
     1,607,925        266,081,291        2,088,649        3,213,985          715,076
---------------------------------------------------------------------------------------
    $1,599,194       $281,460,515       $2,116,546       $3,103,289         $697,400
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                               PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $     2,102    $  4,921,110
  Net realized gain (loss)..................................           --       1,190,010
  Change in net unrealized appreciation (depreciation)......           --       3,303,191
-----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................        2,102       9,414,311
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2 AND 14):
  Net investment income.....................................       (2,102)     (5,436,874)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................       (2,102)     (5,436,874)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................      222,429      17,292,798
  Net asset value of shares issued for reinvestment of
     dividends..............................................        2,102       5,436,874
  Cost of shares reacquired.................................   (1,105,190)    (10,144,262)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................     (880,659)     12,585,410
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................     (880,659)     16,562,847
NET ASSETS:
  Beginning of year.........................................    1,613,197      78,009,424
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $   732,538    $ 94,572,271
=========================================================================================
* Includes undistributed (overdistributed) net investment
  income of:................................................           --       $(458,348)
=========================================================================================
* Includes accumulated net investment loss of:..............           --              --
=========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2003

      ALL CAP         EQUITY         GROWTH       EMERGING     INTERNATIONAL
       VALUE          INDEX         & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO         FUND          FUND           FUND
----------------------------------------------------------------------------
    $    (8,731)  $   15,379,224   $    27,897   $  (110,696)   $  (17,676)
       (243,464)       5,222,524      (309,233)       34,057       242,129
      1,851,389      260,858,767     2,397,882     3,179,928       472,947
----------------------------------------------------------------------------
      1,599,194      281,460,515     2,116,546     3,103,289       697,400
----------------------------------------------------------------------------
             --      (15,187,140)      (25,273)           --            --
             --               --            --            --      (249,674)
----------------------------------------------------------------------------
             --      (15,187,140)      (25,273)           --      (249,674)
----------------------------------------------------------------------------
         96,128      189,536,793     2,367,296    11,636,864         8,693
             --       15,187,140        25,273            --       249,674
     (1,078,334)     (37,560,590)   (1,390,807)   (3,612,589)     (660,990)
----------------------------------------------------------------------------
       (982,206)     167,163,343     1,001,762     8,024,275      (402,623)
----------------------------------------------------------------------------
        616,988      433,436,718     3,093,035    11,127,564        45,103
      4,734,155      916,661,025     6,776,836     5,975,017     3,281,620
----------------------------------------------------------------------------
    $ 5,351,143   $1,350,097,743   $ 9,869,871   $17,102,581    $3,326,723
============================================================================
             --         $576,121          $968            --            --
============================================================================
        $(1,716)              --            --       $(1,373)      $(1,293)
============================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                                 FUND         PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    12,525    $  4,578,346
  Net realized gain (loss)..................................           --      (3,163,788)
  Change in net unrealized appreciation (depreciation)......           --       2,275,488
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........       12,525       3,690,046
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 2 AND 14):
  Net investment income.....................................      (12,525)     (7,410,806)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (12,525)     (7,410,806)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................    3,934,835      11,644,494
  Net asset value of shares issued for reinvestment of
     dividends..............................................       11,946       7,410,806
  Cost of shares reacquired.................................   (5,139,889)    (16,723,637)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,193,108)      2,331,663
-----------------------------------------------------------------------------------------
DECREASE IN NET ASSETS......................................   (1,193,108)     (1,389,097)
NET ASSETS:
  Beginning of year.........................................    2,806,305      79,398,521
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 1,613,197    $ 78,009,424
=========================================================================================
* Includes undistributed (overdistributed) net investment
  income of:................................................           --         $(8,870)
=========================================================================================
* Includes accumulated net investment loss of:..............           --              --
=========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2002

      ALL CAP        EQUITY         GROWTH       EMERGING     INTERNATIONAL
       VALUE          INDEX        & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO        FUND          FUND           FUND
---------------------------------------------------------------------------
    $   (28,458)  $  12,270,917   $     3,419   $  (108,250)   $   (40,631)
     (1,153,961)    (33,846,341)     (979,910)      249,125         92,831
     (1,233,198)   (219,511,681)   (1,357,742)   (4,035,588)    (1,137,343)
---------------------------------------------------------------------------
     (2,415,617)   (241,087,105)   (2,334,233)   (3,894,713)    (1,085,143)
---------------------------------------------------------------------------
       (291,619)    (22,298,625)      (43,900)           --             --
     (1,932,654)             --      (431,895)   (1,418,185)      (550,874)
---------------------------------------------------------------------------
     (2,224,273)    (22,298,625)     (475,795)   (1,418,185)      (550,874)
---------------------------------------------------------------------------
      8,722,666     206,817,634       222,292       199,892         10,791
      2,224,273      22,298,625       475,795     1,418,185        550,874
    (10,248,835)    (42,622,765)   (2,197,892)   (3,075,541)    (1,197,539)
---------------------------------------------------------------------------
        698,104     186,493,494    (1,499,805)   (1,457,464)      (635,874)
---------------------------------------------------------------------------
     (3,941,786)    (76,892,236)   (4,309,833)   (6,770,362)    (2,271,891)
      8,675,941     993,553,261    11,086,669    12,745,379      5,553,511
---------------------------------------------------------------------------
    $ 4,734,155   $ 916,661,025   $ 6,776,836   $ 5,975,017    $ 3,281,620
===========================================================================
        $(1,716)       $434,309       $(1,573)           --             --
===========================================================================
             --              --            --       $(1,373)       $(1,687)
===========================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Salomon Brothers Variable Money Market Fund ("Money Market Fund"), Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund ("All Cap Value Fund"), Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund ("Growth & Income Fund"), Salomon Brothers Variable Emerging Growth Fund ("Emerging Growth Fund") and Salomon Brothers Variable International Equity Fund ("International Equity Fund") ("Fund(s)") are separate investment funds of the Greenwich Street Series Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, ("1940 Act") as a diversified, open-end management investment company and consists of these funds and three other separate investment funds:
Appreciation, Fundamental Value and Intermediate High Grade Portfolios. Shares of the Trust can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies, including affiliates of the investment manager. The financial statements and financial highlights for the other funds are presented in a separate shareholder reports.

     The significant accounting policies consistently followed by the Funds are:
(a) security transactions are accounted for on trade date; (b) for the Funds (excluding International Equity Fund), securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by and under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued at the mean between the bid and asked prices at the close of business on each day; U.S. government and agency obligations are valued at the mean between the last reported bid and asked prices; securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; for the International Equity Fund, securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when a significant event, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by and under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices in the over-the-counter market; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the capital accounts of Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of net investment loss amounting to $8,974 and $110,696 was reclassified to paid-in capital for the All Cap Value Fund and Emerging Growth Fund, respectively. In addition, a portion of net investment loss amounting to $15,059 and a portion of accumulated net realized loss amounting to $21 were reclassified to paid-in capital for the International Equity Fund. Net investment income, net realized gains and net assets were not affected by these changes; (j) the Funds intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain Funds from time to time may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  DIVIDENDS

     The Money Market Fund declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed at least annually.

     In addition, the other Funds distribute dividends and capital gains, if any, at least annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Trust, on behalf of the Diversified Strategic Income Portfolio, has entered into an investment advisory agreement with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc., ("Citigroup").

     The Trust, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with the Travelers Investment Management Company ("TIMCO"), another indirect wholly-owned subsidiary of Citigroup. Under the investment advisory agreement, the Fund pays an investment advisory fee calculated at an annual rate of the Funds' average daily net assets. The fee is calculated daily and paid monthly.

     The respective advisers and the annual rates are as follows:

                                                         ADVISER                   RATE
---------------------------------------------------------------------------------------
Money Market Fund                        Salomon Brothers Asset Management Inc     0.30%
Diversified Strategic Income Portfolio   Smith Barney Fund Management LLC          0.45
All Cap Value Fund                       Salomon Brothers Asset Management Inc     0.45
Equity Index Portfolio                   Travelers Investment Management Company   0.25
Growth & Income Fund                     Salomon Brothers Asset Management Inc     0.45
Emerging Growth Fund                     Salomon Brothers Asset Management Inc     0.75
International Equity Fund                Salomon Brothers Asset Management Inc     0.85
---------------------------------------------------------------------------------------

     Citigroup Asset Management Ltd. ("CAM Ltd.") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBFM calculated at an annual rate of 0.15% of the Fund's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to CAM Ltd. The sub-advisory agreement between the Fund, SBFM and Smith Barney Global Capital Management Inc. was transferred and assigned to CAM Ltd. on March 14, 2003.

     The Trust, on behalf of the Funds, has also entered into an administration agreement with SBFM. Under the agreement, each Fund pays an administration fee calculated at an annual rate of 0.20% of each Fund's average daily net assets, respectively; except for the Equity Index Portfolio which pays an administration fee of 0.06% of its average daily net assets. These fees are calculated daily and paid monthly.

     During the year ended December 31, 2003, the Money Market Fund had a voluntary expense limitation in place of 1.25%, resulting in waived investment advisory fees and administration fees of $3,351 and $2,233, respectively, and expense reimbursements of $43,700. This expense limitation can be terminated at any time by SBFM.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Inc. ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2003, the Funds paid transfer agent fees totaling $15,183 to CTB.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.), another indirect wholly-owned subsidiary of Citigroup, acts as the Trust's distributor.

     The Trust, on behalf of the All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund, adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class II shares. The Plan provides that the Trust, on behalf of the Fund, shall pay CGM a fee up to 0.25% of the average daily net assets of the Fund attributable to Class II shares. As of December 31, 2003, the All Cap Value, Growth & Income Fund and International Equity Fund had not issued any Class II shares.

     For the year ended December 31, 2003, the All Cap Value Fund paid CGM brokerage commissions of $70.

     No officer, Trustee or employee of CGM or any of the Fund's advisers or sub-advisers, or its affiliates receives any compensation from the Trust for serving as a Trustee or officer of the Trust.

     4.  INVESTMENTS

     During the year ended December 31, 2003, the aggregate costs of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments and mortgage dollar rolls) were as follows:

                                                               PURCHASES        SALES
----------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $ 71,070,936   $44,174,532
All Cap Value Fund..........................................     1,347,489     2,372,569
Equity Index Portfolio......................................   181,429,137     3,279,578
Growth & Income Fund........................................     5,861,456     4,847,955
Emerging Growth Fund........................................     6,853,079       241,307
International Equity Fund...................................       904,120     1,439,143
----------------------------------------------------------------------------------------

     At December 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

                                                                                           NET UNREALIZED
                                                                                            APPRECIATION
                                                            APPRECIATION   DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio....................  $ 5,171,012    $  (1,042,501)   $  4,128,511
All Cap Value Fund........................................      750,266         (196,908)        553,358
Equity Index Portfolio....................................  147,619,678     (203,580,743)    (55,961,065)
Growth & Income Fund......................................    1,859,871         (246,652)      1,613,219
Emerging Growth Fund......................................    2,570,070       (3,334,175)       (764,105)
International Equity Fund.................................      961,428         (144,361)        817,067
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund may from time to time enter into futures contracts.

     Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of their portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2003, the Diversified Strategic Income Portfolio and Equity Index Portfolio had the following open futures contracts:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                             NUMBER OF                   BASIS        MARKET      UNREALIZED
                                             CONTRACTS   EXPIRATION      VALUE         VALUE         LOSS
------------------------------------------------------------------------------------------------------------
TO SELL:
U.S. Treasury 10 Year Notes................     41          3/04      $ 4,543,067   $ 4,602,891    $(59,824)
------------------------------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO

                                             NUMBER OF                   BASIS        MARKET      UNREALIZED
                                             CONTRACTS   EXPIRATION      VALUE         VALUE         GAIN
------------------------------------------------------------------------------------------------------------
TO BUY:
S&P 500 Index..............................     65          3/04      $17,606,145   $18,047,250    $441,105
------------------------------------------------------------------------------------------------------------

     At December 31, 2003, the All Cap Value Fund, Growth & Income Fund, Emerging Growth Fund and International Equity Fund did not have any open futures contracts.

     6.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income Portfolio, Emerging Growth Fund and International Equity Fund may from time to time enter into forward foreign currency contracts.

     A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

     At December 31, 2003, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                           LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY      VALUE            DATE      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
TO BUY:
Euro...................................................   218,298    $  274,892       1/20/04      $   3,766
TO SELL:
Euro...................................................  5,680,000    7,152,556       1/20/04       (149,684)
-------------------------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward Foreign Currency
  Contracts............................................                                            $(145,918)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At December 31, 2003, the International Equity Fund had open forward foreign currency contracts as described below. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

INTERNATIONAL EQUITY FUND

                                                            LOCAL      MARKET       SETTLEMENT   UNREALIZED
                    FOREIGN CURRENCY                       CURRENCY    VALUE           DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO BUY:
Euro.....................................................   24,870    $31,334         1/5/04        $113
TO SELL:
Singapore Dollar.........................................    6,240      3,674         1/2/04         (57)
------------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open Forward Foreign Currency
  Contracts..............................................                                           $ 56
------------------------------------------------------------------------------------------------------------

     7.  REPURCHASE AGREEMENTS

     The Fund purchases (and the custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     8.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Fund invests at least 25% of its assets in short-term bank instruments. Because of its concentration policy, the Fund may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives.

     9.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves additional risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     10.  SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Growth & Income Fund, Emerging Growth Fund and International Equity Fund may from time to time purchase securities on to-be-announced ("TBA") basis.

     In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA/FNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into the TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At December 31, 2003, Diversified Strategic Income Portfolio held TBA securities with a total cost of $22,123,379.

     At December 31, 2003, the All Cap Value Fund, Growth & Income Fund, Emerging Growth Fund and International Equity Fund did not hold any TBA securities.

     11.  MORTGAGE DOLLAR ROLLS

     The Diversified Strategic Income Portfolio may enter into mortgage dollar roll transactions.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in the investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase the securities may be limited.

     During the year ended December 31, 2003, Diversified Strategic Income Portfolio entered into mortgage dollar roll transactions in the aggregate amount of $166,180,000.

     At December 31, 2003, Diversified Strategic Income Portfolio had outstanding mortgage dollar rolls with a total cost of $21,935,000.

     12.  LOAN PARTICIPATIONS

     The Diversified Strategic Income Portfolio invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity or a corporate borrower and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

     In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     At December 31, 2003, Diversified Strategic Income Portfolio held loan participations with a total cost of $405,821.

     13.  CLASS SPECIFIC EXPENSES

     Pursuant to a Rule 12b-1 Distribution Plan, each of Equity Index Portfolio, Emerging Growth Fund, All Cap Value Fund, Growth & Income Fund and International Equity Fund pay an annual distribution fee calculated at an annual rate of 0.25% of the average daily net assets of Class II shares. As of December 31, 2003, no Class II shares were issued for All Cap Value Fund, Growth & Income Fund and International Equity Fund. For the year ended December 31, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................       --   $258,554
Emerging Growth Fund........................................       --      3,841
--------------------------------------------------------------------------------

     For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:

                                                              CLASS I   CLASS II
--------------------------------------------------------------------------------
Equity Index Portfolio......................................  $5,004     $5,003
Emerging Growth Fund........................................      86         28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the years ended December 31, 2003, total Shareholder Communication expenses were as follows:

                                                              CLASS I    CLASS II
---------------------------------------------------------------------------------
Equity Index Portfolio......................................  $101,617   $15,282
Emerging Growth Fund........................................    14,116     1,836
---------------------------------------------------------------------------------

     14.  DISTRIBUTIONS PAID TO SHAREHOLDERS BY CLASS

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2003   DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Net investment income.......................................     $     2,102         $    12,525
===================================================================================================
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Net investment income.......................................     $ 5,436,874         $ 7,410,806
===================================================================================================
ALL CAP VALUE FUND -- CLASS I SHARES
Net investment income.......................................              --         $   291,619
Net realized gains..........................................              --           1,932,654
---------------------------------------------------------------------------------------------------
Total.......................................................              --         $ 2,224,273
===================================================================================================
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Net investment income.......................................     $14,014,952         $20,594,191
===================================================================================================
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Net investment income.......................................     $ 1,172,188         $ 1,704,434
===================================================================================================
GROWTH & INCOME FUND -- CLASS I SHARES
Net investment income.......................................     $    25,273         $    43,900
Net realized gains..........................................              --             431,895
---------------------------------------------------------------------------------------------------
Total.......................................................     $    25,273         $   475,795
===================================================================================================
EMERGING GROWTH FUND -- CLASS I SHARES
Net realized gains..........................................              --         $ 1,418,185
===================================================================================================
EMERGING GROWTH FUND -- CLASS II SHARES*
Net investment income.......................................              --                  --
Net realized gains..........................................              --                  --
---------------------------------------------------------------------------------------------------
Total.......................................................              --                  --
===================================================================================================
INTERNATIONAL EQUITY FUND -- CLASS I SHARES
Net realized gains..........................................     $   249,674         $   550,874
===================================================================================================

* For the period May 15, 2003 (inception date) to December 31, 2003.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     15.  SHARES OF BENEFICIAL INTEREST

     At December 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     On August 30, 2002, the All Cap Value Fund, Emerging Growth Fund, Growth & Income Fund and International Equity Portfolio created a separate class of shares designated as Class II shares. Prior to that date, these Funds issued one class of shares, which, as of August 30, 2002, has been designated as Class I shares. As of December 31, 2003, the All Cap Value Fund, Growth & Income Fund and International Equity Portfolio had not issued any Class II shares.

     Transactions in shares for each Fund were as follows:

                                                           YEAR ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2003           DECEMBER 31, 2002
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.......................................     222,429   $    222,429    3,934,835   $  3,934,835
Shares issued on reinvestment.....................       2,102          2,102       11,946         11,946
Shares reacquired.................................  (1,105,190)    (1,105,190)  (5,139,889)    (5,139,889)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................    (880,659)  $   (880,659)  (1,193,108)  $ (1,193,108)
=========================================================================================================
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.......................................   1,873,396   $ 17,292,798    1,271,477   $ 11,644,494
Shares issued on reinvestment.....................     594,395      5,436,874      849,663      7,410,806
Shares reacquired.................................  (1,107,748)   (10,144,262)  (1,841,600)   (16,723,637)
---------------------------------------------------------------------------------------------------------
Net Increase......................................   1,360,043   $ 12,585,410      279,540   $  2,331,663
=========================================================================================================
ALL CAP VALUE FUND -- CLASS I SHARES
Shares sold.......................................      31,746   $     96,128    1,429,435   $  8,722,666
Shares issued on reinvestment.....................          --             --      845,731      2,224,273
Shares reacquired.................................    (369,115)    (1,078,334)  (1,796,510)   (10,248,835)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)...........................    (337,369)  $   (982,206)     478,656   $    698,104
=========================================================================================================
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.......................................   6,952,287   $163,274,558    7,404,712   $183,765,319
Shares issued on reinvestment.....................     519,680     14,014,952      942,555     20,594,191
Shares reacquired.................................  (1,350,322)   (31,299,860)  (1,336,167)   (32,369,186)
---------------------------------------------------------------------------------------------------------
Net Increase......................................   6,121,645   $145,989,650    7,011,100   $171,990,324
=========================================================================================================
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.......................................   1,098,075   $ 26,262,235      928,488   $ 23,052,315
Shares issued on reinvestment.....................      43,431      1,172,188       78,069      1,704,434
Shares reacquired.................................    (269,437)    (6,260,730)    (428,200)   (10,253,579)
---------------------------------------------------------------------------------------------------------
Net Increase......................................     872,069   $ 21,173,693      578,357   $ 14,503,170
=========================================================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                           YEAR ENDED                  YEAR ENDED
                                                        DECEMBER 31, 2003           DECEMBER 31, 2002
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND -- CLASS I SHARES
Shares sold.......................................     582,809   $  2,367,296       60,146   $    222,292
Shares issued on reinvestment.....................       5,543         25,273      129,389        475,795
Shares reacquired.................................    (352,818)    (1,390,807)    (524,563)    (2,197,892)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)...........................     235,534   $  1,001,762     (335,028)  $ (1,499,805)
=========================================================================================================
EMERGING GROWTH FUND -- CLASS I SHARES
Shares sold.......................................     268,051   $  4,743,449       12,438   $    199,892
Shares issued on reinvestment.....................          --             --      100,581      1,418,185
Shares reacquired.................................     (97,825)    (1,675,342)    (173,451)    (3,075,541)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)...........................     170,226   $  3,068,107      (60,432)  $ (1,457,464)
=========================================================================================================
EMERGING GROWTH FUND -- CLASS II SHARES*
Shares sold.......................................     385,096   $  6,893,415           --             --
Shares issued on reinvestment.....................          --             --           --             --
Shares reacquired.................................    (105,042)    (1,937,247)          --             --
---------------------------------------------------------------------------------------------------------
Net Increase......................................     280,054   $  4,956,168           --             --
=========================================================================================================
INTERNATIONAL EQUITY FUND -- CLASS I SHARES
Shares sold.......................................       1,310   $      8,693        1,528   $     10,791
Shares issued on reinvestment.....................      35,264        249,674       83,527        550,874
Shares reacquired.................................    (105,364)      (660,990)    (157,512)    (1,197,539)
---------------------------------------------------------------------------------------------------------
Net Decrease......................................     (68,790)  $   (402,623)     (72,457)  $   (635,874)
=========================================================================================================

* For the period May 15, 2003 (inception date) to December 31, 2003.

     16.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2003, Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund and Emerging Growth Fund had, for Federal income tax purposes, a total of approximately $10,280,000, $1,342,000, $38,346,000, $1,313,000 and $1,101,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                    2007        2008         2009         2010         2011
-------------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio..........  $975,000   $2,642,000   $4,544,000   $ 2,119,000         --
All Cap Value Fund..............................        --           --           --     1,070,000   $272,000
Equity Index Portfolio..........................        --           --    4,441,000    33,905,000         --
Growth & Income Fund............................        --           --           --       668,000    645,000
Emerging Growth Fund............................        --           --           --     1,101,000         --
=============================================================================================================

     In addition, All Cap Value Fund, Growth & Income Fund and International Equity Fund had $29,850, $9,143 and $21,619, respectively, of capital losses realized after October 31, 2003, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     17.  INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

     At December 31, 2003, the tax basis components of distributable earnings were:

                                                            UNDISTRIBUTED                      UNREALIZED
                                                              ORDINARY       ACCUMULATED      APPRECIATION
                                                               INCOME       CAPITAL LOSSES   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Money Market Fund.........................................   $       938               --               --
Diversified Strategic Income Portfolio....................        33,633     $(10,279,945)   $   4,145,741
All Cap Value Fund........................................            --       (1,342,178)         553,358
Equity Index Portfolio....................................       562,190      (38,346,028)     (55,961,065)
Growth & Income Fund......................................         1,725       (1,312,793)       1,613,221
Emerging Growth Fund......................................            --       (1,100,741)        (764,105)
International Equity Fund.................................            --               --          817,843
===========================================================================================================

     At December 31, 2003, the differences between book basis and tax basis unrealized appreciation and depreciation are attributable primarily to wash sales and other loss deferrals and mark to market of derivative contracts.

     The tax character of distributions paid during the year ended December 31, 2003 was:

                                                              ORDINARY        LONG TERM
                                                               INCOME       CAPITAL GAINS        TOTAL
-----------------------------------------------------------------------------------------------------------
Money Market Fund.........................................   $     2,102               --    $       2,102
Diversified Strategic Income Portfolio....................     5,436,874               --        5,436,874
Equity Index Portfolio....................................    15,187,140               --       15,187,140
Growth & Income Fund......................................        25,273               --           25,273
International Equity Fund.................................            --     $    249,674          249,674
===========================================================================================================

     For the year ended December 31, 2003, the All Cap Value Fund and Emerging Growth Fund did not make distributions.

     At December 31, 2002, the tax basis components of distributable earnings were:

                                                            UNDISTRIBUTED                      UNREALIZED
                                                              ORDINARY       ACCUMULATED      APPRECIATION
                                                               INCOME       CAPITAL LOSSES   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Money Market Fund.........................................   $     1,201               --               --
Diversified Strategic Income Portfolio....................       472,834     $(11,029,621)   $     174,855
All Cap Value Fund........................................            --       (1,070,265)      (1,286,740)
Equity Index Portfolio....................................       430,753      (43,933,321)    (316,298,403)
Growth & Income Fund......................................            --         (668,113)        (816,709)
Emerging Growth Fund......................................            --       (1,134,798)      (3,944,033)
International Equity Fund.................................            --               --          345,009
===========================================================================================================

     At December 31, 2002, the differences between book basis and tax basis unrealized appreciation and depreciation were attributable primarily to wash sales and other loss deferrals.

     The tax character of distributions paid during the year ended December 31, 2002 was:

                                                              ORDINARY        LONG TERM
                                                               INCOME       CAPITAL GAINS        TOTAL
-----------------------------------------------------------------------------------------------------------
Money Market Fund.........................................   $    12,525               --    $      12,525
Diversified Strategic Income Portfolio....................     7,410,806               --        7,410,806
All Cap Value Fund........................................       291,619     $  1,932,654        2,224,273
Equity Index Portfolio....................................    22,298,625               --       22,298,625
Growth & Income Fund......................................        43,900          431,895          475,795
Emerging Growth Fund......................................       411,103        1,007,082        1,418,185
International Equity Fund.................................            --          550,874          550,874
===========================================================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     18.  ADDITIONAL INFORMATION

     The Funds have received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Funds' Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

     The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

     CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

     CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

MONEY MARKET FUND                                    2003         2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............       $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
  Net investment income(1)....................        0.002        0.005        0.029        0.052        0.040
  Dividends from net investment income........       (0.002)      (0.005)      (0.029)      (0.052)      (0.040)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)(5)............................         0.18%        0.52%        2.91%        5.32%        4.03%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............         $733       $1,613       $2,806       $2,777       $4,726
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(1)(3)..............................         0.95%        1.23%        1.25%        1.22%        1.25%
  Net investment income.......................         0.19         0.53         2.82         5.13         3.92
===============================================================================================================

DIVERSIFIED STRATEGIC INCOME PORTFOLIO              2003(4)       2002(4)       2001(4)       2000(4)       1999(4)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............        $8.69         $9.13         $9.70        $10.44        $10.90
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.......................         0.52          0.53          0.65          0.73          0.73
  Net realized and unrealized gain (loss).....         0.50         (0.11)        (0.36)        (0.45)        (0.55)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations..................         1.02          0.42          0.29          0.28          0.18
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......................        (0.56)        (0.86)        (0.86)        (1.02)        (0.51)
  Net realized gains..........................           --            --            --            --         (0.13)
--------------------------------------------------------------------------------------------------------------------
Total Distributions...........................        (0.56)        (0.86)        (0.86)        (1.02)        (0.64)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................        $9.15         $8.69         $9.13        $ 9.70        $10.44
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(5)...............................        11.73%         4.84%         3.17%         2.80%         1.72%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............      $94,572       $78,009       $79,399       $70,142       $74,035
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         0.76%         0.87%         0.76%         0.78%         0.78%
  Net investment income.......................         5.73          5.82          6.86          7.40          6.88
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................           54%*         149%          118%          102%          111%
====================================================================================================================

(1) For the Money Market Fund, the Investment Adviser and Administrator waived all or part of their fees for the years ended December 31, 2003, 2002, 2001, 2000 and 1999. The Investment Adviser also reimbursed expenses of $43,700, $29,796, $24,193, $5,374 and $7,100 for the years ended December 31, 2003,
   2002, 2001, 2000 and 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease on net investment income and the actual expense ratios would have been as follows:

                                                                  DECREASES TO
                                                                 NET INVESTMENT
                                                                INCOME PER SHARE
                                            --------------------------------------------------------
FUND                                          2003        2002        2001        2000        1999
----                                          ----        ----        ----        ----        ----
  Money Market Fund.....................     $0.043      $0.017      $0.017      $0.007      $0.005


                                                           EXPENSE RATIOS WITHOUT
                                                         WAIVERS AND REIMBURSEMENTS
                                          --------------------------------------------------------
FUND                                        2003        2002        2001        2000        1999
----                                        ----        ----        ----        ----        ----
  Money Market Fund.....................    5.36%       2.98%       2.59%       1.87%         1.74%

(2) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%. From time to time, the Investment Adviser may voluntarily waive additional fees and/or reimburse additional expenses to maintain a minimum yield threshold.
(4) Per share amounts have been calculated using the monthly average shares method.
(5) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 256%.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

    ALL CAP VALUE FUND -- CLASS I SHARES         2003        2002(1)         2001           2000            1999
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR..........................     $2.49         $6.10         $10.90         $12.06         $16.38
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)...............     (0.00)*       (0.02)          0.29           0.52           0.67
  Net realized and unrealized gain (loss)....      0.93         (1.75)         (1.91)          1.35          (1.15)
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........      0.93         (1.77)         (1.62)          1.87          (0.48)
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......................        --         (0.24)         (0.44)         (0.70)         (0.77)
  Net realized gains.........................        --         (1.60)         (2.74)         (2.33)         (3.07)
------------------------------------------------------------------------------------------------------------------
Total Distributions..........................        --         (1.84)         (3.18)         (3.03)         (3.84)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................     $3.42         $2.49         $ 6.10         $10.90         $12.06
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)..............................     37.35%       (30.65)%       (16.39)%        18.56%         (4.75)%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............    $5,351        $4,734         $8,676        $14,562        $20,906
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...................................      1.51%         1.86%          0.97%          0.91%          0.87%
  Net investment income (loss)...............     (0.18)        (0.44)          2.58           2.74           3.09
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................        27%           45%            40%             0%             3%
==================================================================================================================

EQUITY INDEX PORTFOLIO - CLASS I SHARES       2003(1)        2002(1)        2001(1)        2000(1)        1999(1)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR........................      $21.41        $28.21         $32.40         $35.86         $29.99
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3).................        0.34          0.32           0.34           0.36           0.39
  Net realized and unrealized gain
     (loss)................................        5.68         (6.57)         (4.26)         (3.61)          5.77
------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations........        6.02         (6.25)         (3.92)         (3.25)          6.16
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................       (0.32)        (0.55)         (0.27)         (0.19)         (0.12)
  Net realized gains.......................          --            --             --          (0.02)         (0.17)
------------------------------------------------------------------------------------------------------------------
Total Distributions........................       (0.32)        (0.55)         (0.27)         (0.21)         (0.29)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...............      $27.11        $21.41         $28.21         $32.40         $35.86
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)(4).........................       28.11%       (22.17)%       (12.12)%        (9.09)%        20.68%
------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)............  $1,217,796      $830,854       $897,035       $819,913       $654,514
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(5)...........................        0.34%         0.31%          0.23%          0.23%          0.28%
  Net investment income....................        1.44          1.32           1.17           1.03           1.20
------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE....................           0%            2%             2%             2%             3%
==================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown.
(3) On June 24, 2002, the shareholders of the Equity Index Portfolio approved a new investment advisory agreement with TIMCO. The new investment advisory fee is 0.25% of the average daily net assets of the Fund.
(4) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(5) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment adviser will reimburse fees for the amount that exceeds the limitation. The Investment Adviser eliminated the voluntary expense limitations as of June 24, 2002.
 *   Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

  EQUITY INDEX PORTFOLIO - CLASS II SHARES     2003(1)        2002(1)        2001(1)        2000(1)        1999(1)(2)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........    $21.43        $28.17         $32.36         $35.81            $31.71
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income......................      0.28          0.24           0.27           0.26              0.24
  Net realized and unrealized gain (loss)....      5.66         (6.54)         (4.26)         (3.59)             4.15
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........      5.94         (6.30)         (3.99)         (3.33)             4.39
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......................     (0.24)        (0.44)         (0.20)         (0.10)            (0.12)
  Net realized gains.........................        --            --             --          (0.02)            (0.17)
---------------------------------------------------------------------------------------------------------------------
Total Distributions..........................     (0.24)        (0.44)         (0.20)         (0.12)            (0.29)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................    $27.13        $21.43         $28.17         $32.36            $35.81
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)..............................     27.74%       (22.37)%       (12.36)%        (9.32)%           13.96%++
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............  $132,302       $85,807        $96,518        $71,508        $   27,372
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...................................      0.60%         0.56%          0.49%          0.50%             0.51%+
  Net investment income......................      1.18          0.97           0.91           0.76              0.93+
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................         0%            2%             2%             2%                3%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period March 22, 1999 (inception date) to December 31, 1999.
(3) Total return do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which if reflected, would reduce the total returns for all periods shown.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

    GROWTH & INCOME FUND -- CLASS I SHARES           2003(1)        2002         2001         2000         1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.............        $3.52         $4.90        $7.92       $16.47       $18.47
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income........................         0.01          0.00*        0.03         0.17         0.30
  Net realized and unrealized gain (loss)......         1.05         (1.14)       (1.04)        0.03         1.49
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations............         1.06         (1.14)       (1.01)        0.20         1.79
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................        (0.01)        (0.02)       (0.12)       (0.32)       (0.35)
  Net realized gains...........................           --         (0.22)       (1.89)       (8.43)       (3.44)
-----------------------------------------------------------------------------------------------------------------
Total Distributions............................        (0.01)        (0.24)       (2.01)       (8.75)       (3.79)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR...................        $4.57         $3.52        $4.90       $ 7.92       $16.47
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)................................        30.16%       (23.35)%     (13.14)%       4.52%       10.66%
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)................       $9,870        $6,777      $11,087      $16,159      $24,338
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................         1.27%         1.36%        0.94%        0.91%        0.80%
  Net investment income........................         0.36          0.04         0.31         1.08         1.21
-----------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE........................           63%           46%          81%          55%          47%
=================================================================================================================

          EMERGING GROWTH FUND -- CLASS I SHARES
                                                     2003(1)      2002(1)      2001(1)(2)   2000(2)      1999(2)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR............       $13.89       $25.98      $178.99      $231.77      $137.41
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.........................        (0.19)       (0.25)       (0.50)       (2.17)       (1.82)
  Net realized and unrealized gain (loss).....         5.76        (8.18)       (9.85)       66.22       125.37
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...........         5.57        (8.43)      (10.35)       64.05       123.55
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains..........................           --        (3.66)     (142.66)     (116.83)      (29.19)
---------------------------------------------------------------------------------------------------------------
Total Distributions...........................           --        (3.66)     (142.66)     (116.83)      (29.19)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR..................       $19.46       $13.89      $ 25.98      $178.99      $231.77
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...............................        40.10%      (32.65)%      (5.32)%      27.27%      107.14%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...............      $11,684       $5,975      $12,745      $18,646      $27,067
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................................         1.56%        1.56%        1.18%        1.18%        1.30%
  Net investment loss.........................        (1.16)       (1.25)       (0.97)       (0.90)       (1.01)
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.......................            3%           4%           0%         122%         113%
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 *  Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For the share of beneficial interest outstanding throughout the period ended December 31:

          EMERGING GROWTH FUND -- CLASS II SHARES                 2003(1)(2)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $15.64
----------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.......................................         (0.13)
  Net realized and unrealized gain..........................          3.84
----------------------------------------------------------------------------
Total Income From Operations................................          3.71
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................        $19.35
----------------------------------------------------------------------------
TOTAL RETURN(3)++...........................................         23.72%
----------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................        $5,419
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses..................................................          1.64%
  Net investment loss.......................................         (1.25)
----------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................             3%
============================================================================

(1) For the period May 12, 2003 (inception date) to December 31, 2003.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

  INTERNATIONAL EQUITY FUND -- CLASS I SHARES          2003       2002(1)      2001(1)(2)      2000(1)(2)      1999(2)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR..............       $6.11       $9.11        $192.64         $331.20        $223.04
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss...........................       (0.03)      (0.07)         (0.05)          (1.92)         (2.88)
  Net realized and unrealized gain (loss).......        1.59       (1.87)        (59.15)         (53.92)        136.96
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.............        1.56       (1.94)        (59.20)         (55.84)        134.08
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.........................          --          --             --           (9.44)         (0.16)
  Net realized gains............................       (0.57)      (1.06)       (124.33)         (73.28)        (25.76)
----------------------------------------------------------------------------------------------------------------------
Total Distributions.............................       (0.57)      (1.06)       (124.33)         (82.72)        (25.92)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR....................       $7.10       $6.11        $  9.11         $192.64        $331.20
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3).................................       25.63%     (21.82)%       (30.80)%        (18.90)%        66.20%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).................      $3,327      $3,282         $5,554         $11,022        $24,370
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses......................................        2.60%       2.54%          1.41%           1.41%          1.33%
  Net investment loss...........................       (0.57)      (0.92)         (0.23)          (0.78)         (0.33)
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.........................          30%         28%             0%              1%            17%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
GREENWICH STREET SERIES FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Salomon Brothers Variable Money Market Fund, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable Emerging Growth Fund and Salomon Brothers Variable International Equity Fund ("Funds") of the Greenwich Street Series Fund ("Trust") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                           [KPMG LLP SIGNATURE]
New York, New York
February 13, 2003

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of the Greenwich Street Series Fund ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
     NAME, ADDRESS AND AGE           TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
NON-INTERESTED TRUSTEES:
Herbert Barg**                      Trustee        Since   Retired                               42                None
1460 Drayton Lane                                  1995
Wynnewood, PA 19096
Age 80

Dwight B. Crane                     Trustee        Since   Professor, Harvard Business           49                None
Harvard Business School                            1995    School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Burt N. Dorsett                     Trustee        Since   President of Dorsett McCabe           27                None
201 East 62nd Street                               1991    Capital Management Inc.; Chief
New York, NY 10021                                         Investment Officer of Leeb
Age 73                                                     Capital Management, Inc. (since
                                                           1999)
Elliot S. Jaffe                     Trustee        Since   Chairman of the Board of The          27       The Dress Barn Inc.;
The Dress Barn Inc.                                1991    Dress Barn Inc.                                Zweig Total Return
Executive Office                                                                                          Fund; Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 77

Stephen E. Kaufman                  Trustee        Since   Attorney                              55                None
Stephen E. Kaufman PC                              1995
277 Park Avenue, 47th Floor
New York, NY 10172
Age 71

Joseph J. McCann                    Trustee        Since   Retired                               27                None
200 Oak Park Place                                 1995
Pittsburgh, PA 15243
Age 74

Cornelius C. Rose, Jr.              Trustee        Since   Chief Executive Officer,              27                None
Meadowbrook Village                                1991    Performance Learning Systems
Building 1, Apt. 6
West Lebanon, NH 03784
Age 71

INTERESTED TRUSTEE:
R. Jay Gerken***                   Chairman,       Since   Managing Director of Citigroup       221                None
Citigroup Asset Management       President and     2002    Global Markets Inc. ("CGM");
("CAM")                              Chief                 Chairman, President and Chief
399 Park Avenue                    Executive               Executive Officer of Smith
4th Floor                           Officer                Barney Fund Management LLC
New York, NY 10022                                         ("SBFM"), Travelers Investment
Age 52                                                     Adviser, Inc. ("TIA") and Citi
                                                           Fund Management Inc. ("CFM");
                                                           President and Chief Executive
                                                           Officer of certain mutual funds
                                                           associated with Citigroup Inc.
                                                           ("Citigroup"); Formerly,
                                                           Portfolio Manager of Smith
                                                           Barney Allocation Series Inc.
                                                           (from 1996 to 2001) and Smith
                                                           Barney Growth and Income Fund
                                                           (from 1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
     NAME, ADDRESS AND AGE           TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
OFFICERS:
Andrew B. Shoup                   Senior Vice      Since   Director of CAM; Senior Vice         N/A                 N/A
CAM                                President       2003    President and Chief
125 Broad Street                   and Chief               Administrative Officer of mutual
10th Floor                       Administrative            funds associated with Citigroup;
New York, NY 10004                  Officer                Treasurer of certain mutual
Age 47                                                     funds associated with Citigroup;
                                                           Head of International Funds
                                                           Administration of CAM (from 2001
                                                           to 2003); Director of Global
                                                           Funds Administration of CAM
                                                           (from 2000 to 2001); Head of
                                                           U.S. Citibank Funds
                                                           Administration of CAM (from 1998
                                                           to 2000)
Richard L. Peteka                    Chief         Since   Director of CGM; Chief Financial     N/A                 N/A
CAM                                Financial       2002    Officer and Treasurer of certain
125 Broad Street 11th Floor       Officer and              mutual funds associated with
New York, NY 10004                 Treasurer               Citigroup; Director and Head of
Age 42                                                     Internal Control for CAM U.S.
                                                           Mutual Fund Administration (from
                                                           1999 to 2002); Vice President,
                                                           Head of Mutual Fund
                                                           Administration and Treasurer at
                                                           Oppenheimer Capital (from 1996
                                                           to 1999)
Olivier Asselin                  Vice President    Since   Investment Officer of Global         N/A                 N/A
Global Capital Management        and Investment    2002    Capital Management
Citigroup Centre                    Officer
Canada Square
Canary Wharf, London
E14 5LB
Age 40

Sandip A. Bhagat, CFA            Vice President    Since   Managing Director of CGM;            N/A                 N/A
Travelers Investment Management  and Investment    1994    President and Investment Officer
Company ("TIMCO")                   Officer                of TIMCO
100 First Stamford Place
7th Floor
Stamford CT 06902
Age 42

John G. Goode                    Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    1993    Investment Officer of SBFM
One Sansome Street                  Officer
36th Floor
San Francisco, CA 94104
Age 59

Martin R. Hanley                 Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    2001    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 39

Michael A. Kagan                 Vice President    Since   Managing Director of CGM;            N/A                 N/A
CAM                              and Investment    2000    Investment Officer of SBFM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 43

John Lau                         Vice President    Since   Investment Officer of TIMCO          N/A                 N/A
TIMCO                            and Investment    2000
100 First Stamford Place            Officer
7th Floor
Stamford CT 06902
Age 37

================================================================================

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                  TERM OF                                    NUMBER OF
                                                  OFFICE*                                    PORTFOLIOS
                                                    AND                                       IN FUND
                                  POSITION(S)     LENGTH                                      COMPLEX
                                   HELD WITH      OF TIME      PRINCIPAL OCCUPATION(S)        OVERSEEN    OTHER BOARD MEMBERSHIPS
     NAME, ADDRESS AND AGE           TRUST        SERVED         DURING PAST 5 YEARS         BY TRUSTEE       HELD BY TRUSTEE
-------------------------------  --------------   -------  --------------------------------  ----------   -----------------------
Roger M. Lavan                   Vice President    Since   Managing Director of Salomon         N/A                 N/A
CAM                              and Investment    2002    Brothers Asset Management Inc
399 Park Avenue                     Officer                ("SBAM")
4th Floor
New York, NY 10022
Age 40

Beth A. Semmel, CFA              Vice President    Since   Managing Director of SBAM            N/A                 N/A
CAM                              and Investment    2002
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 42

Peter J. Wilby, CFA              Vice President    Since   Managing Director and Chief          N/A                 N/A
CAM                              and Investment    2002    Investment Officer of SBAM
399 Park Avenue                     Officer
4th Floor
New York, NY 10022
Age 44

David M. Zahn                    Vice President    Since   Investment Officer of Global         N/A                 N/A
Global Capital Management        and Investment    2002    Capital Management
Citigroup Centre                    Officer
Canada Square
7th Floor
Canary Wharf, London
E14 5LB
Age 32

Andrew Beagley                       Chief         Since   Director of CGM (since 2000);        N/A                 N/A
SBAM                               Anti-Money      2002    Director of Compliance, North
399 Park Avenue                    Laundering              America, CAM (since 2000); Chief
4th Floor                          Compliance              Anti-Money Laundering Compliance
New York, NY 10022                  Officer                Officer and Vice President of
Age 40                                                     certain mutual funds associated
                                                           with Citigroup; Director of
                                                           Compliance, Europe, the Middle
                                                           East and Africa, CAM (from 1999
                                                           to 2000); Compliance Officer,
                                                           Salomon Brothers Asset
                                                           Management Limited, Smith Barney
                                                           Global Capital Management Inc.,
                                                           Salomon Brothers Asset
                                                           Management Asia Pacific Limited
                                                           (from 1997 to 1999)
Kaprel Ozsolak                     Controller      Since   Vice President of CGM;               N/A                 N/A
CAM                                                2002    Controller of certain mutual
125 Broad Street 11th Floor                                funds associated with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel                Secretary and     Since   Managing Director and General        N/A                 N/A
CAM                               Chief Legal      2003    Counsel of Global Mutual Funds
300 First Stamford Place            Officer                for CAM and its predecessor
4th Floor                                                  (since 1994); Secretary of CFM;
Stamford, CT 06902                                         Secretary and Chief Legal
Age 48                                                     Officer of mutual funds
                                                           associated with Citigroup

---------------

  * Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

 ** Mr. Barg became Trustee Emeritus on December 31, 2003.

*** Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2003:

  - Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

       Diversified Strategic Income Portfolio....................        0.10%
       Equity Index Portfolio....................................      100.00
       Growth & Income Fund......................................      100.00
  -  Total long-term capital gain distributions paid:
       International Equity Fund.................................  $  249,674

The following percentages of ordinary dividends paid from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Diversified Strategic Income Portfolio......................        6.03%
Money Market Fund...........................................        0.15
Equity Index Portfolio......................................        0.18

                      (This page intentionally left blank)

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

TRUSTEES

Herbert Barg*
Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, CFA
   Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Oliver Asselin
Vice President and
Investment Officer

Sandip A. Bhagat, CFA
Vice President and
Investment Officer

OFFICERS (CONT'D)

John G. Goode
Vice President and
Investment Officer

Martin R. Hanley
Vice President and
Investment Officer

Michael A. Kagan
Vice President and
Investment Officer

John Lau
Vice President and
Investment Officer

Roger M. Lavan
Vice President and
Investment Officer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

David M. Zahn
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance Officer

Kaprel Ozsolak
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

---------------

 *Mr. Barg become Trustee Emeritus on December 31, 2003.

GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

The Funds are separate investment funds of the Greenwich Street Series Fund, a Massachusetts business trust.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust, which contains information concerning the Trust's investment policies, fees and expenses, as well as other pertinent information.

                                        S-6223 N (2/04)                  04-6133

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Trustee pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

    (a) Audit Fees for Greenwich Street Series Fund of $145,600 and $139,100 for the years ended 12/31/03 and 12/31/02.

    (b) Audit-Related Fees for Greenwich Street Series Fund of $0 and $0 for the years ended 12/31/03 and 12/31/02.

    (c) Tax Fees for Greenwich Street Series Fund of $22,700 and $21,700 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Greenwich Street Series Fund.

    (d) There were no all other fees for Greenwich Street Series Fund for the years ended 12/31/03 and 12/31/02.

    (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

        The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

        The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

        Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund,
        (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

        (2)

    (f) N/A

    (g) Non-audit fees billed -- $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

    (h) Yes. Greenwich Street Series Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Greenwich Street Series Fund or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
              Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

          (a)    Code of Ethics attached hereto.

          Exhibit 99.CODE ETH

          (b)   Attached hereto.

          Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

          Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Greenwich Street Series Fund


By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    Greenwich Street Series Fund

Date: March 8, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    Greenwich Street Series Fund

Date: March 8, 2004

By: /s/ Richard L. Peteka
    Richard L. Peteka
    Chief Financial Officer of
    Greenwich Street Series Fund

Date: March 8, 2004